Exhibit 10.3

Confidential

COLLABORATION AGREEMENT

by and between

VOYAGER THERAPEUTICS, INC.

and

GENZYME CORPORATION

February 11, 2015

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

i

	5.3.	SMA Licensed Products	55
	5.4.	Performance of Split Territory Global Development Activities; Diligence	57
	5.5.	Records, Reports and Information Sharing	58
	5.6.	Third Parties	59

6.	REGULATORY MATTERS		60

	6.1.	Collaboration Products	60
	6.2.	Licensed Products	61
	6.3.	Pharmacovigilance	66

7.	COMMERCIALIZATION		66

	7.1.	Split Territory Licensed Products	66
	7.2.	SMA Licensed Products	74

8.	MANUFACTURE AND SUPPLY OF AGREEMENT PRODUCTS		75

	8.1.	Collaboration Products	75
	8.2.	Licensed Products	76
	8.3.	Split Territory Licensed Product Supply Agreements	76
	8.4.	Transfer of Manufacturing Know-How	77
	8.5.	Waivers	77

9.	COLLABORATION MANAGEMENT		77

	9.1.	Alliance Joint Steering Committee	77
	9.2.	Development Advisory Committee	82
	9.3.	Program Steering Committees	84
	9.4.	SMA Program Committee	89
	9.5.	No Power to Amend	90
	9.6.	Confidentiality	90
	9.7.	Modifications	91

10.	CONFIDENTIALITY AND PUBLICATION		91

	10.1.	Nondisclosure Obligation	91
	10.2.	Publication and Publicity	92
	10.3.	Press Release	93

11.	LICENSES		94

	11.1.	License Grants to Genzyme	94
	11.2.	License Grants to Voyager	96
	11.3.	Compliance with In-Licenses	99
	11.4.	Bankruptcy and Section 365(n)	99

	11.5.	No Other Rights	100

12.	FINANCIAL TERMS; ROYALTY REPORTS; PAYMENTS AND AUDITS		100

	12.1.	Upfront Payment	100
	12.2.	Option Exercise Payments	101
	12.3.	Milestones	101
	12.4.	Royalties Payable to Voyager	103
	12.5.	Royalties Payable to Genzyme	106
	12.6.	Co-Co Financial Terms for HD Licensed Products in the United States	107
	12.7.	Reports; Payment of Royalty	108
	12.8.	Audits	108
	12.9.	Payment Exchange Rate	109
	12.10.	Late Payments	109
	12.11.	Blocked Payments	109
	12.12.	Taxes	109
	12.13.	Payment of Back Royalties	110

13.	REPRESENTATIONS, WARRANTIES AND COVENANTS		111

	13.1.	Mutual Representations and Warranties as of the Effective Date	111
	13.2.	Additional Representations and Warranties of Voyager	111
	13.3.	Additional Representations and Warranties of Genzyme	113
	13.4.	Warranty Disclaimer	114
	13.5.	Exclusivity	114
	13.6.	Certain Other Covenants	115

14.	INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE		118

	14.1.	General Indemnification by Genzyme	118
	14.2.	General Indemnification by Voyager	118
	14.3.	Product Liability	119
	14.4.	Indemnification Procedure	119
	14.5.	Limitation of Liability	119
	14.6.	Insurance	120

15.	INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS		120

	15.1.	Inventorship; Ownership	120
	15.2.	Prosecution and Maintenance of Patent Rights	122
	15.3.	Product-Specific Patent Rights	124

	15.4.	Third Party Infringement	126
	15.5.	Notices Relating to the BPCIA	130
	15.6.	Third Party Claims	131
	15.7.	Genzyme Technology	131
	15.8.	Common Interest	131
	15.9.	Patent Term Extensions	131
	15.10.	CREATE Act Acknowledgement	132
	15.11.	Trademarks	132

16.	TERM AND TERMINATION; REMEDIES		132

	16.1.	Term	132
	16.2.	Termination Rights	133
	16.3.	Effect of Termination	135
	16.4.	Effect of Expiration or Termination; Survival	144
	16.5.	Breach of Voyager’s Development Obligations	144
	16.6.	Setoff	145

17.	MISCELLANEOUS		147

	17.1.	Assignment	147
	17.2.	Governing Law	147
	17.3.	Jurisdiction	148
	17.4.	Venue	148
	17.5.	Entire Agreement; Amendments	148
	17.6.	Severability	148
	17.7.	Headings	149
	17.8.	Waiver of Rule of Construction	149
	17.9.	Interpretation	149
	17.10.	No Implied Waivers; Rights Cumulative	149
	17.11.	Notices	149
	17.12.	Compliance with Export Regulations	150
	17.13.	Force Majeure	151
	17.14.	Independent Parties	151
	17.15.	Performance by Affiliates	151
	17.16.	Binding Effect; No Third Party Beneficiaries	152
	17.17.	Counterparts	152

SCHEDULES

Schedule 1.98	Genzyme HD Sequences
Schedule 1.140	Human POP Study Requirements
Schedule 1.173	Option Data Package
Schedule 1.175	Option Exercise Notice
Schedule 1.205	ReGenX Agreement
Schedule 1.222	Services Agreement
Schedule 1.280	Voyager In-Licenses
Schedule 1.284	Voyager Patent Rights
Schedule 4.3.1-1	HD Collaboration R&D Plan
Schedule 4.3.1-2	PD Collaboration R&D Plan
Schedule 4.3.1-3	FA Collaboration R&D Plan
Schedule 4.3.1-4	SMA Collaboration R&D Plan
Schedule 8.3	Baseball Arbitration
Schedule 10.3	Press Release
Schedule 11.3	Specific Obligations under the NIH Agreement
Schedule 13.2	Disclosure Schedule

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COLLABORATION AGREEMENT

THIS COLLABORATION AGREEMENT (this “Agreement”), entered into as of February 11, 2015 (the “Effective Date”), is entered into by and between Voyager Therapeutics, Inc., a corporation organized and existing under the laws of Delaware (“Voyager”), and, Genzyme Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusetts (“Genzyme”).

RECITALS

WHEREAS, prior to the Effective Date, each Party has been conducting certain research and development programs related to Gene Therapy Products for Orphan Diseases of the nervous system, including both the central and peripheral nervous systems (“CNS”); in particular, Voyager has been conducting research and development of Gene Therapy Products for Huntington’s disease (“HD”), Parkinson’s disease (“PD”) and Friedreich’s ataxia (“FA”), among other CNS Orphan Diseases; and Genzyme has been conducting research and development of Gene Therapy Products for HD, PD and spinal muscular atrophy (“SMA”), among other CNS Orphan Diseases;

WHEREAS, the Parties wish to collaborate on the further development of Gene Therapy Products for the aforementioned CNS Orphan Diseases and, at Genzyme’s election, one additional CNS Orphan Disease research and development program of Voyager;

WHEREAS, Genzyme shall have certain Options to obtain from Voyager exclusive licenses and other rights (a) on an ex-U.S. basis to the HD, PD and FA programs and one additional Voyager CNS Orphan Disease selected by Genzyme, with additional co-commercialization rights in the United States to the HD program and (b) on a global basis to the SMA program, in each case (a) and (b) on the terms and conditions set forth in this Agreement;

WHEREAS, as partial consideration for Voyager’s grant of the Options, licenses and other rights to Genzyme under this Agreement, Genzyme desires to subscribe for and purchase from Voyager, and Voyager desires to issue and sell to Genzyme, certain shares of Series B Preferred pursuant to the terms and subject to the conditions set forth in the Stock Purchase Agreement; and

WHEREAS, NOW, THEREFORE, the Parties hereby agree as follows:

1.                                      DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below:

1.1.                            “AAV” means recombinant adeno-associated virus vector.

1.2.                            “Acceptance” means, with respect to an IND, the earlier of (i) the day following the last day on which the applicable Regulatory Authority may object to an IND submission or (ii) the day on which the applicable Regulatory Authority affirmatively accepts an IND submission and notifies the applicable Party it may proceed with Clinical Studies pursuant to such IND. For example, in the United States, in the event that the FDA does not make any objection within thirty (30) calendar days from the IND submission, then Acceptance of such IND would occur thirty-one (31) calendar days from the date of the IND submission. For the avoidance of doubt, if the FDA objects to an IND submission within such thirty (30) day period, then Acceptance of such IND shall occur only after such objection is overcome.

1.3.                            “Acquired Business” has the meaning set forth in Section 17.15.3 (Acquired Programs).

1.4.                            “Acquirer” has the meaning set forth in Section 17.15.2 (Future Acquisition of a Party or its Business).

1.5.                            “Action” has the meaning set forth in Section 17.3 (Jurisdiction).

1.6.                            “Additional Development Activities” has the meaning set forth in Section 5.2.5.1 (Additional Development Proposals).

1.7.                            “Additional Development Opt-In Date” has the meaning set forth in Section 5.2.5.4 (Opt-In for Additional Development Activities).

1.8.                            “Additional Development Opt-In Notice” has the meaning set forth in Section 5.2.5.4 (Opt-In for Additional Development Activities).

1.9.                            “Additional Development Proposal” has the meaning set forth in Section 5.2.5.1 (Additional Development Proposals).

1.10.                     “Affiliate” means, with respect to a Person, any other Person which controls, is controlled by, or is under common control with the applicable Person. For purposes of this definition, “control” shall mean: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors, or otherwise having the power to control or direct the affairs of such Person; and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest or the power to direct the management and policies of such non-corporate entities.  Notwithstanding the foregoing, Third Rock Ventures, LLC and its affiliated funds are hereby deemed not to be Affiliates of Voyager for purposes of this Agreement.

1.11.                     “Agreement” has the meaning set forth in the Preamble.

1.12.                     “Agreement Product” means Collaboration Product or Licensed Product, as the context requires.

1.13.                     “Agreement Program” means Collaboration Program or Licensed Program, as the context requires.

1.14.                     “Alliance Joint Steering Committee” or “AJSC” means the Alliance Joint Steering Committee as more fully described in Section 9.1 (Alliance Joint Steering Committee).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.15.                     “Alliance Manager” has the meaning set forth in Section 9.1.3.1 (Alliance Managers).

1.16.                     “Antitrust Laws” means any federal, state or foreign law, regulation or decree, including the HSR Act, designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade.

1.17.                     [***]

1.18.                     [***]

1.19.                     “Back-Up Product” means any Gene Therapy Product that is generated by or is the subject of the applicable Agreement Program and meets the requirements of a Licensed Product with respect to such Agreement Program, other than the Collaboration Product of such Agreement Program for which the applicable Option was exercised.

1.20.                     “Bankrupt Party” has the meaning set forth in Section 11.4 (Bankruptcy and Section 365(n)).

1.21.                     “Bankruptcy Code” has the meaning set forth in Section 11.4 (Bankruptcy and Section 365(n)).

1.22.                     “BLA” means a Biologics License Application (as defined in 21 C.F.R. 600 et. seq.), MAA or substantially similar application or submission filed with a Regulatory Authority in a country or group of countries to obtain Regulatory Approval to market a product in that country or in that group of countries, and any amendments thereto.

1.23.                     “BPCIA” has the meaning set forth in Section 15.5 (Notices Related to the BPCIA).

1.24.                     “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 of each calendar year, provided that (a) the first Calendar Quarter of the Term shall begin on the Effective Date and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and the last Calendar Quarter of the Term shall end on the last day of the Term and (b) the first Calendar Quarter of a Royalty Term for a Licensed Product in a country shall begin on the First Commercial Sale of a Licensed Product in such country and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and the last Calendar Quarter of a Royalty Term shall end on the last day of such Royalty Term.

1.25.                     “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31, provided that (a) the first Calendar Year of the Term shall begin on the Effective Date and end on the first December 31 thereafter and the last Calendar Year of the Term shall end on the last day of the Term and (b) the first Calendar Year of a Royalty Term for a Licensed Product in a country shall begin on the First Commercial Sale of a Licensed Product in such country and end on the first December 31 thereafter and the last Calendar Year of the Term shall end on the last day of such Royalty Term.

1.26.                     “cGMP” or “current Good Manufacturing Practices” means the then-current standards for manufacturing activities for biological or therapeutic products, as appropriate, as set forth in the United States Federal Food, Drug, and Cosmetic Act, as amended, and applicable regulations promulgated thereunder, as amended from time to time, and such standards of good manufacturing practice as are required by other Governmental Authorities in countries in which Agreement Products are intended to be manufactured or sold.

1.27.                     “Challenge Action” means any action or proceeding (including a declaratory judgment action, opposition, inter partes review, or nullification action) brought by a Third Party that challenges the patentability, validity or enforceability of any Genzyme Technology, Voyager Technology or Collaboration Technology or that seeks a determination that any product does not infringe or misappropriate any Voyager Technology, Genzyme Technology or Collaboration Technology.

1.28.                     “CHDI” means CHDI Foundation, Inc.

1.29.                     “CHDI Agreement” means that certain Collaboration Agreement dated as of January 1, 2014 by and between Genzyme and CHDI, as amended.

1.30.                     “CHDI Collaboration Know-How” means Collaboration Know-How that is discovered, made or developed solely by one or more employees of the Parties or their Affiliates (or a Third Party acting on any of their behalf) in the course of performance of any activities under the CHDI R&D Plan.

1.31.                     “CHDI Collaboration Patent Rights” means any Collaboration Patent Rights that are Invented solely by one or more employees of the Parties or their Affiliates (or a Third Party acting on any of their behalf) in the course of performance of any activities under the CHDI R&D Plan.

1.32.                     “CHDI Collaboration Technology” means CHDI Collaboration Know-How and CHDI Collaboration Patent Rights.

1.33.                     “CHDI R&D Plan” means the R&D Plan as defined under the CHDI Agreement.

1.34.                     “Clinical Study” or “Clinical Studies” means any experiment that involves a test biological product, drug or device and one or more human subjects and that either is subject to requirements for prior submission to a Regulatory Authority or is not subject to requirements for prior submission to a Regulatory Authority but the results of which are intended to be submitted later to, or held for inspection by, a Regulatory Authority as part of an application for a research permit or Regulatory Approval, and includes studies relating to the safety, tolerability, pharmacological activity, pharmacokinetics, dose ranging or efficacy of the biological product, drug or device.

1.35.                     “CNS” has the meaning set forth in the Recitals.

1.36.                     “CNS Orphan Disease” means an Orphan Disease of the central or peripheral nervous system.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.37.                     “Co-Co Activities” means, with respect to an HD Licensed Product in the United States, all sales and marketing activities set forth in the U.S. HD Commercialization Budget for such HD Licensed Product.

1.38.                     “Co-Co Costs” means, with respect to an HD Licensed Product, costs and expenses incurred in connection with the performance of any Co-Co Activities for such HD Licensed Product in the United States, including Co-Co FTE Costs and fees charged by Third Party service providers and other Out-of-Pocket Costs.

1.39.                     “Co-Co FTE” means [***] hours of work per annum devoted to or in support of Co-Co Activities for an HD Licensed Product that is carried out by one or more qualified employees of, or contract sales and marketing personnel engaged by, a Party or its Affiliates.  For purposes of calculating Co-Co FTEs with respect to Co-Co Activities for an HD Licensed Product:

(a)                                           with respect to an individual who is employed full-time and is responsible for promoting and selling such HD Licensed Product on the ground in the United States, (i) if such individual is responsible for promoting and selling only such HD Licensed Product, such individual will be considered as one (1) Co-Co FTE, (ii) if such individual’s primary responsibility is promoting and selling such HD Licensed Product and such individual also has responsibility for promoting and selling one other product, such individual will be considered as one-half of an Co-Co FTE, (iii) if such individual’s primary or secondary responsibility is promoting and selling such HD Licensed Product and such individual also has responsibility for promoting and selling two (2) other products, such individual will be considered as one-third of a Co-Co FTE and (iv) if such individual is responsible for promoting and selling such HD Licensed Product and three (3) or more other products, such individual will not be considered an Co-Co FTE; and

(b)                                           with respect to any other individual who is employed full-time and is responsible for performing any Co-Co Activities for such HD Licensed Product, (i) if such individual devotes all of his/her time to performing Co-Co Activities for such HD Licensed Product, such individual will be considered one (1) Co-Co FTE and (ii) if such individual devotes less than all of his/her time to performing Co-Co Activities for such HD Licensed Product, such individual will be considered a portion of a Co-Co FTE equal to the estimated percentage of an [***]-hour work year spent by such individual performing Co-Co Activities for such HD Licensed Product.

1.40.                     “Co-Co FTE Costs” means, on an HD Licensed Product-by-HD Licensed Product, the Co-Co FTE Rate multiplied by the total number of Co-Co FTEs allocated to a Party pursuant to the U.S. HD Commercialization Budget for such HD Licensed Product in such Calendar Year.

1.41.                     “Co-Co FTE Rate” means the rate for a Co-Co FTE agreed by the Parties and set forth in the U.S. HD Commercialization Plan.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.42.                     “Co-Co Option” has the meaning set forth in Section 3.1.2 (HD Licensed Product Co-Co Option Grant).

1.43.                     “Co-Co Product Liability Losses” has the meaning set forth in Section 14.3 (Product Liability).

1.44.                     “Collaboration” means the collaboration of the Parties pursuant to this Agreement.

1.45.                     “Collaboration Know-How” means all Know-How that is discovered, made or developed after the Effective Date by or on behalf of either or both Parties’ (or their Affiliates’) employees or Third Parties acting on such Party’s behalf, in each case in the course of such Party’s performance of the Collaboration, other than Know-How that constitutes a Genzyme [***] Process Improvement or a Voyager [***] AAV Technology Improvement.

1.46.                     “Collaboration Patent Rights” means (a) any Patent Right that Covers any invention that is Invented after the Effective Date by or on behalf of either or both Parties’ (or their Affiliates’) employees or Third Parties acting on such Party’s behalf, in each case in the course of such Party’s performance of the Collaboration, other than (b) a Patent Right that Covers an invention that constitutes a Genzyme [***] Process Improvement or a Voyager [***] AAV Technology Improvement, in each case (a) and (b) without regard to the validity or enforceability of the claims of any such Patent Rights.

1.47.                     “Collaboration Product” means any Split Territory Collaboration Product or SMA Collaboration Product; provided, however, that once an Option is exercised for a Collaboration Program, any Collaboration Product generated by or that is the subject of such Collaboration Program shall become a Licensed Product and shall no longer be a Collaboration Product.

1.48.                     “Collaboration Program” means the HD Collaboration Program, PD Collaboration Program, SMA Collaboration Program, FA Collaboration Program and Future Collaboration Program; provided, however, once an Option is exercised for a program, such program shall be a Licensed Program and shall no longer be a Collaboration Program.

1.49.                     “Collaboration R&D Plan” has the meaning set forth in Section 4.3.1 (Collaboration R&D Plans).

1.50.                     “Collaboration Technology” means Collaboration Know-How and Collaboration Patent Rights.

1.51.                     “Commercialization” or “Commercialize” means any and all activities directed to marketing, promoting, distributing, importing, exporting, using, offering to sell, selling or having sold a product, and activities directed to obtaining Reimbursement Approvals, as applicable.

1.52.                     “Commercially Reasonable Efforts” means, with respect to the Development or Commercialization by each Party under this Agreement with respect to Agreement Programs and Agreement Products, at any given time as the case may be, efforts reasonably used by a similarly

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

situated entity in the biotechnology/pharmaceutical industry of similar resources and expertise as such Party, for such similar entity’s own products (including internally developed, acquired and in-licensed products) of a similar modality with similar commercial potential at a similar stage in their lifecycle (assuming continuing development of such product), taking into consideration all Relevant Factors. Further, to the extent that the performance of a Party’s obligations hereunder is adversely affected by the other Party’s failure to perform its obligations hereunder, the impact of such performance failure will be taken into account in determining whether such Party has used its Commercially Reasonable Efforts to perform any such affected obligations.

1.53.                     “Competing Infringement” has the meaning set forth in Section 15.4.1 (Notice of Infringement).

1.54.                     “Competing Program” has the meaning set forth in Section 17.15.3  (Acquired Programs).

1.55.                     “Confidential Information” means any and all confidential or proprietary information and data, including Voyager Technology, Genzyme Technology, Joint Collaboration Technology and the Genzyme [***] Process, and all other scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data, whether communicated in writing or orally or by any other method, which is provided by one Party to the other Party in connection with this Agreement, the Stock Purchase Agreement or any Investor Agreement. Voyager [***] AAV Technology, Voyager Technology and Voyager Collaboration Technology is the Confidential Information of Voyager. Genzyme Technology, Genzyme Collaboration Technology and the Genzyme [***] Process are the Confidential Information of Genzyme. Joint Collaboration Technology and the terms of this Agreement are the Confidential Information of both Parties.

1.56.                     “Control”, “Controls” or “Controlled by” means, with respect to any intellectual property right (including any Patent Right or Know-How), the possession of (whether by ownership or license, other than pursuant to this Agreement) the ability of a Person or its Affiliates to assign, transfer, or grant access to, or to grant a license or sublicense of, such right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Person would be required hereunder to assign, transfer or grant another Person such access or license or sublicense.  Notwithstanding the foregoing, with respect to any Patent Right, Know-How, Regulatory Approvals or other intellectual property right acquired or in-licensed for which a Party would be required to make payments to any Third Party in connection with the license or access granted to the other Party under this Agreement, such intellectual property will be treated as “Controlled” by the licensing Party to the extent that, and only to the extent that and for so long as, the other Party agrees and does promptly pay to the licensing Party all such applicable payments to such Third Party arising out of the grant and exercise of the license to the other Party hereunder.  Notwithstanding the foregoing, with respect to any Patent Right, Know-How, Regulatory Approvals or other intellectual property right in-licensed by Voyager pursuant to a Voyager In-License existing as of the Effective Date (including upon the exercise of any Voyager In-License Option under any agreement existing as of the Effective Date), such item will be deemed Controlled by Voyager without regard to whether Voyager (or its Affiliates) is required to make any payments thereunder to any Third Party.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.57.                     “Cost of Goods” means, with respect to the supply of a Licensed Product: (a) where a Party or its Affiliates Manufacture such Licensed Product, the reasonable internal and external costs incurred by such Party and its Affiliates in Manufacturing such Licensed Product, including the fully allocated cost of Manufacture of such Licensed Product, consisting of direct material and direct labor costs (including direct material and labor costs incurred for facility start-up), plus overhead directly attributable to the Manufacture of such Licensed Product (including all [***], but in all cases excluding [***]), all calculated strictly in accordance with GAAP, and (b) where such Licensed Product is Manufactured by a Third Party manufacturer, the actual fees paid by a Party to the Third Party for the Manufacture and supply of such Licensed Product and vendor management costs.

1.58.                     “Cover”, “Covers” or “Covered” means, with respect to a particular subject matter at issue and the relevant Patent Right, that, but for a license granted to a Party or a Third Party under a claim included in such Patent Right, the manufacture, use, sale, offer or sale or importation by such Party of the subject matter at issue would infringe such claim or, in the case of a Patent Right that is a patent application, would infringe a claim in such patent application if it were to issue as a patent in a particular country or countries.

1.59.                     “Designation Period” has the meaning set forth in Section 2.2.4 (Designation of Future Collaboration Program).

1.60.                     “Development,” “Developing” or “Develop” means under this Agreement, with respect to Agreement Products, the research and development activities related to the generation, characterization, optimization, construction, use and production of Agreement Products, any other non-clinical, pre-clinical or clinical research and development activities related to the testing and qualification of Agreement Products, as applicable, including toxicology studies, pharmacology studies, statistical analysis and report writing, pre-clinical testing, device development, formulation development, chemistry, manufacturing and control (“CMC”) activities, Clinical Studies, regulatory affairs and registration activities, and all other activities necessary to prepare and file applications for Regulatory Approval and to seek, obtain and maintain Regulatory Approval.

1.61.                     “Development Advisory Committee” or “DAC” has the meaning set forth in Section 9.2 (Development Advisory Committee).

1.62.                     “Development FTE” means [***] hours of work per annum devoted to or in support of the Development or Manufacture of an Agreement Product that is carried out by one or more qualified scientific or technical employees (excluding Third Party contractors) of a Party or its Affiliates.

1.63.                     “Development FTE Cost” means, for any period, the Development FTE Rate multiplied by the number of Development FTEs in such period.

1.64.                     “Development FTE Rate” means [***] U.S. Dollars ($[***]) per Development FTE, increased annually beginning on January 1, 2016 and thereafter on January 1 of each succeeding year by the percentage increase in the PPI (Pharmaceuticals for human use; prescription, code: SI07003) as of December 31 of the then most recently ended Calendar Year over the level of the PPI (Pharmaceuticals for human use; prescription, code: SI07003) on December 31, 2014. For clarity, the Development FTE Rate includes the cost of laboratory supplies and overhead.

1.65.                     “Development Information” has the meaning set forth in Section 5.3.2 (Transition).

1.66.                     “Development Plan” means (i) with respect a Split Territory Licensed Product, the Split Territory Global Development Plan, Voyager Territory Development Plan and the Genzyme Territory Development Plan, and (ii) with respect to an SMA Licensed Product, the SMA Global Development Plan.

1.67.                     “Disputing Party” has the meaning set forth in Section 5.2.8.4 (Development Cost Disputes).

1.68.                     “DOJ” means the U.S. Department of Justice.

1.69.                     “Effective Date” has the meaning set forth in the Preamble.

1.70.                     “EMA” means the European Medicines Agency and any successor Governmental Authority having substantially the same function.

1.71.                     “EU” means the European Union, as its membership maybe altered from time to time, and any successor thereto.

1.72.                     “Exclusivity Period” means, as to each Agreement Program, as applicable, on an Agreement Program-by-Agreement Program basis, the period commencing on the Effective Date, and ending upon the earlier of (a) termination or expiration of this Agreement in its entirety, and (b) termination or expiration of this Agreement with respect to all Agreement Products in the applicable Agreement Program.

1.73.                     “FA” has the meaning set forth in the Recitals.

1.74.                     “FA Collaboration Program” means the program of research and Development of Gene Therapy Products that deliver a transgene encoding a molecule that directly or indirectly increases the level of frataxin protein (including VY FXN01) and are Developed for the treatment, diagnosis or prevention of FA or a Secondary Indication (a) as conducted by Voyager prior to the Effective Date or (b) conducted by the Parties pursuant to this Agreement after the Effective Date. The foregoing will not be interpreted to limit Genzyme’s right to Develop and Commercialize FA Licensed Products for any indication.

1.75.                     “FA Collaboration R&D Plan” has the meaning set forth in Section 4.3.1 (Collaboration R&D Plans).

1.76.                     “FA Licensed Product” means any Gene Therapy Product that delivers a transgene encoding a molecule that directly or indirectly increases the level of frataxin protein (including any Back-Up Product) if the Split Territory Program Option has been exercised for the FA Collaboration Program, including the Collaboration Product for which such Option was exercised.

1.77.                     “FA Licensed Program” means the FA Collaboration Program upon exercise of the Split Territory Program Option for such FA Collaboration Program, as such program may evolve during the Term.

1.78.                     “FDA” means the United States Food and Drug Administration and any successor Governmental Authority having substantially the same function.

1.79.                     “Field” means all indications and uses.

1.80.                     “First Commercial Sale” means, with respect to a country, the first sale for end use or consumption of a Licensed Product in such country, except for named patient sales, compassionate use or other patient access programs, after all Regulatory Approvals legally required for such sale have been granted by the Regulatory Authority of such country.

1.81.                     “Forecasted Opt-Out” has the meaning set forth in Section 5.2.11.1 (Forecasted Development Opt-Out).

1.82.                     “Forecasted Opt-Out Effective Date” has the meaning set forth in Section 5.2.11.1 (Forecasted Development Opt-Out).

1.83.                     “FTC” means the U.S. Federal Trade Commission.

1.84.                     “Future Agreement Program” means Future Collaboration Program or Future Licensed Program, as the context requires.

1.85.                     “Future Collaboration Designation Notice” has the meaning set forth in Section 2.2.4 (Designation of Future Collaboration Program).

1.86.                     “Future Collaboration Product” means any Gene Therapy Product that is generated by or is the subject of the Future Collaboration Program.

1.87.                     “Future Collaboration Program” has the meaning set forth in Section 2.2.1 (Voyager CNS Orphan Disease Programs).

1.88.                     “Future Collaboration R&D Plan” has the meaning set forth in Section 4.3.2 (Collaboration R&D Plan for Future Collaboration Program).

1.89.                     “Future Licensed Product” means any Gene Therapy Product that delivers a transgene encoding a molecule that modulates a protein associated with the gene target(s) that is the subject of the Future Collaboration Program (including any Back-Up Product) if the Split Territory Program Option has been exercised for such Future Licensed Program, including the Collaboration Product for such Option was exercised.

1.90.                     “Future Licensed Program” means the Future Collaboration Program upon exercise of the Split Territory Program Option for such Future Collaboration Program, as such program may evolve during the Term.

1.91.                     “GAAP” means generally accepted accounting principles as practiced in the United States or International Financial Reporting Standards (“IFRS”), in each case, consistently applied.

1.92.                     “GCP” or “Good Clinical Practices” means, with respect to any applicable jurisdiction, the then-current standards, practices and procedures for clinical trials for pharmaceuticals promulgated or endorsed by the applicable Regulatory Authority in such jurisdiction (including, with respect to the United States, the FDA) as set forth in the applicable Laws of such jurisdiction, including, with respect to the United States, the guidelines titled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance” and related regulatory requirements imposed by the FDA, and with respect to jurisdictions outside the United States, comparable regulatory standards, practices and procedures promulgated by the EMA or other Regulatory Authority, as applicable, including any applicable quality guidelines promulgated under the International Conference on Harmonization (“ICH”), in each case as they may be updated from time to time.

1.93.                     “Gene Therapy Product” means an AAV that delivers one or more therapeutic transgenes to a patient.

1.94.                     “Genzyme” has the meaning set forth in the Preamble.

1.95.                     “Genzyme Collaboration Know-How” means (a) any Collaboration Know-How that is discovered, made or developed solely by one or more employees of Genzyme or its Affiliates (or a Third Party acting on any of their behalf), and (b) any CHDI Collaboration Know-How.

1.96.                     “Genzyme Collaboration Patent Rights” means (a) any Collaboration Patent Rights that are Invented solely by one or more employees of Genzyme or its Affiliates (or a Third Party acting on any of their behalf), and (b) any CHDI Collaboration Patent Rights.

1.97.                     “Genzyme Collaboration Technology” means Genzyme Collaboration Know-How and Genzyme Collaboration Patent Rights.

1.98.                     “Genzyme HD Sequence” means any transgene encoding the molecule that functions to reduce the levels of mutant huntingtin protein in an HD Licensed Product that (a) is based on a miRNA sequence conceived or made by Genzyme prior to the Effective Date, and (b) the DAC determines to use in an HD Agreement Product in accordance with Section 4.6 (Use of Genzyme HD Sequence Technology).  The miRNA sequences conceived or made by Genzyme prior to the Effective Date include those set forth on Schedule 1.98.

1.99.                     “Genzyme HD Sequence Technology” means (a) any Patent Right Controlled by Genzyme or its Affiliates on the Effective Date or during the Term that Covers any Genzyme HD Sequence (Use of Genzyme HD Sequence) (without regard to the validity or enforceability

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

of any claims of such Patent Rights), or (b) any Know-How Controlled by Genzyme or its Affiliates on the Effective Date or during the Term relating to any such Genzyme HD Sequence.

1.100.              “Genzyme Indemnitees” has the meaning set forth in Section 14.2 (General Indemnification by Voyager).

1.101.              “Genzyme In-Kind R&D FTE Costs” has the meaning set forth in Section 4.8.2 (Genzyme In-Kind R&D FTE Costs).

1.102.              “Genzyme In-Kind R&D Services” means the Development services provided by Genzyme Development FTEs to Voyager in connection with the Development of Collaboration Products under a Collaboration Program in accordance with the Services Agreement dated as of the Effective Date between the Parties.

1.103.              “Genzyme In-License” means, with respect to a Licensed Product, any agreement between Genzyme and a Third Party pursuant to which Genzyme Controls Know-How or Patent Rights that are reasonably necessary or useful to Develop, Manufacture or Commercialize such Licensed Product in the Field. Genzyme In-Licenses include the CHDI Agreement and, if the DAC elects to utilize the Genzyme PD Technology in accordance with Section 4.5 (Use of Genzyme PD Technology), [***].

1.104.              “Genzyme Know-How” means Know-How Controlled by Genzyme or any of its Affiliates during the Term that is necessary or useful to the Development, Manufacture or Commercialization of the Agreement Programs and Agreement Products, but excluding (a) Genzyme Collaboration Know-How, (b) Genzyme’s interest in the Joint Collaboration Know-How, (c) any Genzyme PD Know-How, unless and until the DAC has elected to utilize the Genzyme PD Technology in accordance with Section 4.5 (Use of Genzyme PD Technology), at which time Genzyme Know-How shall be deemed to include Genzyme PD Know-How, (d) any Know-How related to the Genzyme [***] Process, unless and until the DAC makes the Genzyme [***] Process Election in accordance with Section 4.7.1 ([***] Process Election for Split Territory Agreement), at which time Genzyme Know-How will be deemed to include Know-How related to the Genzyme [***] Process, and (e) any Know-How in the Genzyme HD Sequence Technology, unless and until the DAC has elected to use a Genzyme HD Sequence as the transgene in any HD Agreement Product in accordance with Section 4.6 (Use of Genzyme HD Sequence), at which time Genzyme Know-How shall be deemed to include Know-How included in the Genzyme HD Sequence Technology.  Notwithstanding the foregoing, Genzyme Know-How does not include any Know-How Controlled by Genzyme under [***] except to the extent such Know-How is Genzyme PD Know-How and the DAC has elected to utilize the Genzyme PD Technology in accordance with Section 4.5 (Use of Genzyme PD Technology).

1.105.              “Genzyme Patent Right” means any Patent Right Controlled by Genzyme or its Affiliates on the Effective Date or during the Term that is reasonably necessary or useful to the Development, Manufacture or Commercialization of the Collaboration Programs, Collaboration Products, Licensed Programs and Licensed Products, but excluding (a) Genzyme Collaboration Patent Rights, (b) Genzyme’s interest in the Joint Collaboration Patent Rights, (c) any Genzyme PD Patent Right, unless and until the DAC has elected to utilize the Genzyme PD Technology in accordance with Section 4.5 (Use of Genzyme PD Technology), at which time Genzyme Patent

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Rights shall be deemed to include Genzyme PD Patent Rights, (d) any Patent Rights Covering the Genzyme [***] Process (without regard to the validity or enforceability of any claim of such Patent Rights), unless and until the DAC makes the Genzyme [***] Process Election in accordance with Section 4.7.1 ([***] Process Election for Split Territory Agreement), at which time Genzyme Patent Rights will be deemed to include Patent Rights Covering the Genzyme [***] Process, and (e) any Patent Rights in the Genzyme HD Sequence Technology, unless and until the DAC has elected to use a Genzyme HD Sequence as the transgene in any HD Agreement Product in accordance with Section 4.6 (Use of Genzyme HD Sequence), at which time Genzyme Patent Rights shall be deemed to include Patent Rights in the Genzyme HD Sequence Technology.  Notwithstanding the foregoing, Genzyme Patent Rights do not include any Patent Rights Controlled by Genzyme under the Avigen Agreement except to the extent such Patent Rights are Genzyme PD Patent Rights and the DAC has elected to utilize the Genzyme PD Technology in accordance with Section 4.5 (Use of Genzyme PD Technology).

1.106.              “Genzyme PD Know-How” means Know-How Controlled by Genzyme or any of its Affiliates during the Term that is necessary or useful to the Development, Manufacture or Commercialization of the PD Agreement Program or any PD Agreement Product, but not to any other Agreement Program or Agreement Product.  Genzyme PD Know-How includes all Know-How Controlled by Genzyme [***].

1.107.              “Genzyme PD Patent Right” means any Patent Right Controlled by Genzyme or its Affiliates on the Effective Date or during the Term that Covers (without regard to the validity or enforceability of any claim of such Patent Right) the PD Agreement Program or any PD Agreement Product, but does not Cover any other Agreement Program or Agreement Product.  Genzyme PD Patent Right includes all Patent Rights Controlled by Genzyme [***].

1.108.              “Genzyme PD Technology” means Genzyme PD Know-How and Genzyme PD Patent Rights.

1.109.              “Genzyme Platform Patent Rights” means Genzyme Patent Rights and Genzyme Collaboration Patent Rights, other than Genzyme Product-Specific Patent Rights.  Genzyme Platform Patent Rights include Patent Rights Controlled by Genzyme that Cover the Genzyme [***] Process, Genzyme [***] Process Improvements and [***] Process/[***] Improvements.

1.110.              “Genzyme [***] Process” means (a) Genzyme’s system for the Manufacturing of AAV, as such system exists as of the Effective Date, that comprises [***] (b) any Genzyme [***] Process Improvements.

1.111.              “Genzyme [***] Process Improvement” means any improvement or modification to the Genzyme [***] Process made by or on behalf of either Party through the use of the Genzyme [***] Process in the course of the Collaboration.  For clarity, Genzyme [***] Process Improvement shall not include any Voyager [***] AAV Technology Improvement or any [***] Process/[***] Improvements.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.112.              “Genzyme Product-Specific Patent Rights” means any Genzyme Patent Right or Genzyme Collaboration Patent Right that solely Covers (a) the composition of matter of a Licensed Product; or (b) methods of using a Licensed Product as a therapeutic or prophylactic.

1.113.              “Genzyme Program Abandonment” means, with respect to a Split Territory Licensed Program, at any time following Genzyme’s exercise of an Option for such Split Territory Licensed Program and until the completion of the Development activities contemplated by the applicable Split Territory Global Development Plan, the failure of Genzyme to initiate or conduct Development activities for any Split Territory Licensed Product in such Split Territory Licensed Program consistent with the Split Territory Global Development Plan for such Split Territory Licensed Program during any consecutive [***] period; provided that, such [***] period shall automatically be tolled for the duration of any period in which (i) such failure to initiate or conduct Development activities is due to Voyager’s failure to conduct Development activities assigned to it under the applicable Split Territory Global Development Plan, or (ii) there is an unresolved dispute between the Parties regarding approval of any amendment or update to the Split Territory Global Development Plan.  Notwithstanding the foregoing, a Genzyme Program Abandonment shall not have occurred if such failure to initiate or conduct Development activities is a result of a regulatory delay, a force majeure event, or a determination by the PSC or an agreement by the Parties to halt Development activities for such Split Territory Licensed Program.

1.114.              “Genzyme Technology” means Genzyme Know-How and Genzyme Patent Rights.

1.115.              “Genzyme Territory” means (i) with respect to any Split Territory Agreement Program or Split Territory Agreement Product other than any HD Agreement Program and HD Agreement Product, worldwide excluding the United States, (ii) with respect to any HD Agreement Program and any HD Agreement Products, worldwide, unless Genzyme has exercised the Split Territory Program Option for the HD Agreement Program, in which case the Genzyme Territory shall be worldwide excluding the United States, and (iii) with respect to the SMA Agreement Program and any SMA Agreement Product, worldwide.

1.116.              “Genzyme Territory Commercialization Plan” has the meaning set forth in Section 7.1.3 (Genzyme Territory Commercialization Plan).

1.117.              “Genzyme Territory Development Plan” has the meaning set forth in Section 5.2.7 (Genzyme Territory Development Plan).

1.118.              “Genzyme Territory MMC” means (i) with respect to any Split Territory Licensed Product (other than any HD Licensed Product for which Genzyme has exercised the Co-Co Option), the UK, France, Germany, Italy, Spain and Japan, and (ii) with respect to any HD Licensed Product if Genzyme has exercised the Co-Co Option and any SMA Licensed Product, the foregoing jurisdictions and the United States.

1.119.              “Genzyme Territory Promotional Materials” has the meaning set forth in Section 7.1.6.3 (Genzyme A&P).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.120.              “Global Branding Strategy” has the meaning set forth in Section 7.1.6.1 (Global Branding).

1.121.              “Global Clinical Study” means, with respect to any Split Territory Licensed Product, a Clinical Study included in the Split Territory Global Development Activities for such Split Territory Licensed Product.

1.122.              “Global Commercialization Strategy” has the meaning set forth in Section 7.1.2 (Global Commercialization Strategy).

1.123.              “Global Development Costs” means, with respect to any Licensed Product, any costs included in the Global Development Plan for such Licensed Product, including (i) [***], (ii) [***], (iii) [***], (iv) [***] and (vi) [***].

1.124.              “Global Development Costs Report” has the meaning set forth in Section 5.2.8.2 (True-Up).

1.125.              “Global Development Plan” means any Split Territory Global Development Plan or SMA Global Development Plan.

1.126.              “GLP” or “Good Laboratory Practices” means, with respect to a particular Development activity or non-clinical study conducted by a Party, that such Development activity or non-clinical study (i) was conducted in accordance with “good laboratory practices” as set forth in 21 C.F.R. Part 58, the United States Animal Welfare Act, the ICH Guideline on Nonclinical Safety Studies for the Conduct of Human Clinical Trials for Pharmaceuticals or the ICH Guideline on Safety Pharmacology Studies for Human Pharmaceuticals or (ii) involved experimental research techniques that were performed for informational purposes only (whether or not included in a regulatory filing) or could not be performed by a GLP-compliant testing facility (with appropriate notice being given to the FDA in regulatory filings), and such Party employed the procedures and controls generally used by qualified experts in animal or preclinical studies of products comparable to those being developed by such Party.

1.127.              “Governmental Authority” means any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission or other instrumentality of (a) any government of any country or territory, (b) any nation, state, province, county, city or other political subdivision thereof or (c) any supranational body.

1.128.              “Granting Party” has the meaning set forth in Section 11.3 (Compliance with In-Licenses).

1.129.              “Gross Margin” means, with respect to an HD Licensed Product in the United States, the Net Sales generated in the United States for such HD Licensed Product minus the Cost of Goods for such HD Licensed Product sold in the United States minus Third Party License Payments incurred by Genzyme with respect to such HD Licensed Product in the United States and minus Co-Co Product Liability Losses incurred by Genzyme in the United States with respect to such HD Licensed Product (not including amounts reimbursed by Genzyme to Voyager pursuant to Section 14.3 (Product Liability)). If any Third Party License Payment incurred by Genzyme is not solely with respect to an HD Licensed Product in the United States

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

but is also with respect to such HD Licensed Product in any other country or countries, the Parties shall negotiate and agree in good faith upon the portion of such Third Party License Payment which is fairly allocable to such HD Licensed Product in the United States.

1.130.              “HD” has the meaning set forth in the Recitals.

1.131.              “HD Agreement Product” means HD Collaboration Product or HD Licensed Product, as the context requires.

1.132.              “HD Agreement Program” means HD Collaboration Program or HD Licensed Program, as the context requires.

1.133.              “HD Collaboration Product” means any Gene Therapy Product that is generated by or is the subject of the HD Collaboration Program.

1.134.              “HD Collaboration Program” means the program of research and Development of Gene Therapy Products that deliver a transgene encoding a molecule that functions to directly or indirectly reduce the levels of mutant huntingtin protein (including VY HTT01) and are Developed for the treatment, diagnosis or prevention of HD or a Secondary Indication (a) as conducted by Voyager prior to the Effective Date or (b) conducted by the Parties pursuant to this Agreement after the Effective Date. The foregoing will not be interpreted to limit Genzyme’s right to Develop and Commercialize HD Licensed Products for any indication.

1.135.              “HD Collaboration R&D Plan” has the meaning set forth in Section 4.3.1 (Collaboration R&D Plans).

1.136.              “HD Licensed Product” means any Gene Therapy Product that delivers a transgene encoding a molecule that functions to directly or indirectly reduce the levels of mutant huntingtin protein (including any Back-Up Product) if the Split Territory Program Option or the Co-Co Option has been exercised for the HD Collaboration Program, including the Collaboration Product for which such Option was exercised.

1.137.              “HD Licensed Program” means the HD Collaboration Program upon exercise of the Split Territory Program Option or Co-Co Option for such HD Collaboration Program, as such program may evolve during the Term.

1.138.              “HD Product-Specific Patent Rights” has the meaning set forth in Section 15.2.1.1 (Prosecution of Voyager Patent Rights and Voyager Collaboration Patent Rights).

1.139.              “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

1.140.              “Human POP Study” means, on a Collaboration Program-by-Collaboration Program basis, a Clinical Study that tests [***]; and specifically, (a) with respect to the HD Collaboration Program, the first such Clinical Study for a Gene Therapy Product under such program that meets the requirements set forth in Schedule 1.140(a), (b) with respect to the PD Collaboration Program, the first such Clinical Study for a Gene Therapy Product under such program Product that meets the requirements set forth in Schedule 1.140(b); [***], (c) with

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

respect to the FA Collaboration Program, the first such Clinical Study for a Gene Therapy Product under such program that meets the requirements set forth in Schedule 1.140(c), (d) with respect to the SMA Collaboration Program, the first such Clinical Study for a Gene Therapy Product under such program that meets the requirements set forth in Schedule 1.140(d), and (e) with respect to the Future Collaboration Program, the first such Clinical Study for a Gene Therapy Product under such program that meets the requirements for the Human POP Study included in the Collaboration R&D Plan for the Future Collaboration Program in accordance with Section 4.3.1 (Collaboration R&D Plans) and appended hereto as Schedule 1.140(e).

1.141.              “Human POP Study Completion” means, with respect to a Collaboration Product, the [***] in all sites of a Human POP Study for such Collaboration Product that has been completed in accordance with Schedule 1.140, and the collection of all pharmacodynamic activity data and efficacy data related to such last dosing in such last patient.

1.142.              “Infringement Action” has the meaning set forth in Section 15.4.2.1 (Infringement Actions).

1.143.              “In-License” means (a) with respect to Voyager, a Voyager In-License and (b) with respect to Genzyme, a Genzyme In-License.

1.144.              “IND” means an Investigational New Drug Application, as defined in the US Federal Food, Drug, and Cosmetic Act, as amended from time to time (21 U.S.C. Section 301 et seq.), together with any rules and regulations promulgated thereunder, or similar application or submission that is required to be filed with any Regulatory Authority anywhere in the world before beginning clinical testing of an investigational drug or biological product in human subjects.

1.145.              “Indemnitee” has the meaning set forth in Section 14.4 (Indemnification Procedure).

1.146.              “Infringement Action” has the meaning set forth in Section 15.4.2 (Genzyme’s Right to Enforce and Defend).

1.147.              “Initiate” or “Initiation” means, with respect to a given Human POP Study, the first dosing of the first research subject with an Agreement Product in such Human POP Study.

1.148.              “Invented” means the act of invention by inventors, as determined in accordance with the patent laws of the United States.

1.149.              “Investor Agreement” means (a) that certain Amended and Restated Investors’ Rights Agreement between Voyager and the Investors (as defined therein), including Aventis, Inc., an Affiliate of Genzyme, executed as of the Effective Date, as the same may be amended from time to time, (b) that certain Amended and Restated Stockholders Agreement between Voyager and the Stockholders (as defined there), including Aventis, Inc., an Affiliate of Genzyme, executed as of the Effective Date, as the same may be amended from time to time, and (c) that certain Standstill Agreement between Voyager and Aventis, Inc., an Affiliate of Genzyme, executed as of the Effective Date, as the same may be amended from time to time..

1.150.              “Joint Collaboration Know-How” means any Collaboration Know-How (other than Voyager Collaboration Know-How or Genzyme Collaboration Know-How) that is discovered, made or developed jointly by one or more employees of Voyager or its Affiliates (or a Third Party acting on any of their behalf) and one or more employees of Genzyme or its Affiliates (or a Third Party acting on any of their behalf).

1.151.              “Joint Collaboration Patent Rights” means any Collaboration Patent Right that is Invented jointly by one or more employees of Voyager or its Affiliates (or a Third Party acting on any of their behalf) together with one or more employees of Genzyme or its Affiliates (or a Third Party acting on any of their behalf).

1.152.              “Joint Collaboration Technology” means Joint Collaboration Know-How and Joint Collaboration Patent Rights.

1.153.              “Know-How” means all chemical or biological materials and other tangible materials, inventions, improvements, practices, discoveries, developments, data, information, technology, methods, protocols, formulas, knowledge, know-how, trade secrets, processes, assays, skills, experience, techniques and results of experimentation and testing, including pharmacological, toxicological and pre-clinical and clinical data and analytical and quality control data, in all cases, whether or not confidential, proprietary or patentable, in written, electronic or any other form now known or hereafter developed, including any physical embodiments of any of the foregoing; but excluding in any event any Patent Right and Trademarks.

1.154.              “Laws” means all applicable laws, statutes, rules, regulations, orders, judgments, injunctions, ordinances or other pronouncements having the binding effect of law of any Governmental Authority, including if either Party is or becomes subject to a legal obligation to a Regulatory Authority or other Governmental Authority (such as a corporate integrity agreement or settlement agreement with a Governmental Authority).

1.155.              “Licensed Products” means the Split Territory Licensed Products and the SMA Licensed Products.

1.156.              “Licensed Programs” means the Split Territory Licensed Programs and the SMA Licensed Program.

1.157.              “Losses” has the meaning set forth in Section 14.1 (General Indemnification by Genzyme).

1.158.              “MAA” means a marketing authorization application filed with (a) the EMA under the centralized EMA filings procedure or (b) if the centralized EMA filing procedure is not used, a Regulatory Authority in any country in the EU.

1.159.              “Manufacturing” or “Manufacture” means, as applicable, all activities associated with the production, manufacture, process of formulating, processing, purifying, filling, finishing, packaging, labeling, shipping, importing and storage of Agreement Products, other Gene Therapy Products (and related devices) including process development, process validation, stability testing, manufacturing scale-up, pre-clinical, clinical and commercial

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

manufacture and analytical development, product characterization, quality assurance and quality control development, testing and release.

1.160.              “Manufacturing Claim” means a claim within a Patent Right directed solely to Manufacturing a Licensed Product.

1.161.              “Manufacturing Subcontract” has the meaning set forth in Section 8.1.2 (Subcontracting).

1.162.              “Material Communications” means written, telephonic or in-person communications from or with any Regulatory Authority concerning any of the following: key product quality attributes (e.g., purity), safety findings affecting the platform (e.g., Serious Adverse Events, emerging safety signals), clinical or non-clinical findings affecting patient safety, lack of efficacy, receipt or denial of Regulatory Approval, the design of Clinical Studies or the need for additional non-clinical studies (e.g., additional toxicology or carcinogenicity studies).

1.163.              “Merger Control Authorities” means all relevant Governmental Authorities under applicable Antitrust Laws, including the FTC and DOJ.

1.164.              “MMC” means the [***].

1.165.              “Net Sales” means, with respect to a Licensed Product, the aggregate gross invoiced sales prices from sales of all units of such Licensed Product sold by a Party and its Related Parties to independent Third Parties (other than a Sublicensee) after deducting, if not previously deducted, from the amount invoiced or received:

(a)                                 trade, quantity and cash discounts, credits or allowances actually given;

(b)                                 returns, rejections or recalls (due to spoilage, damage, expiration of useful life or otherwise);

(c)                                  Third Party rebates, chargebacks, hospital buying group/group purchasing organization administration fees or managed care organization rebates actually given;

(d)                                 rebates and similar payments made with respect to sales paid for by any governmental or regulatory authority such as Federal or state Medicaid, Medicare or similar state program;

(e)                                  distribution fees and sales commissions paid to Third Parties;

(f)                                   retroactive price reductions or billing corrections;

(g)                                  value added, sales and use, excise and other similar taxes and surcharges, customary transportation and insurance, custom duties, and other governmental charges; and

(h)                                 amounts previously included in Net Sales of such Licensed Product that are adjusted or written-off by such Party or its Related Parties as bad debt or otherwise uncollectible in accordance with the standard practices of such Party or its Related Parties for writing off uncollectible amounts consistently applied; provided, however, if any such written-off amounts are subsequently collected, such collected amounts shall be included in Net Sales in the period in which they are subsequently collected.

For Genzyme, such amounts shall be determined from the books and records of Genzyme or its Related Parties, maintained in accordance with IFRS.  For Voyager, such amounts shall be determined from the books and records of Voyager or its Related Parties, maintained in accordance with GAAP.

In the case of any sale or other disposal for value, such as barter or counter-trade, of a Licensed Product, or part thereof, other than in an arm’s length transaction exclusively for cash, Net Sales shall be calculated as above on the value of the non-cash consideration received or the fair market price (if higher) of such Licensed Product in the country of sale or disposal, as determined in accordance with IFRS or GAAP, as applicable.

Notwithstanding the foregoing, the following will not be included in Net Sales for a Party: (1) sales between or among such Party and its Related Parties (but Net Sales shall include sales to the first Third Party (other than a Sublicensee) by such Party or its Related Parties); (2) samples of Licensed Product used to promote additional Net Sales, in amounts consistent with normal business practices of such Party or its Related Parties where the Licensed Product is supplied without charge or at or below the actual manufacturing cost thereof (without allocation of indirect costs or any mark-up); and (3) disposal or use of Licensed Products in Clinical Studies or under compassionate use, patient assistance, named patient use, or test marketing programs or non-registrational studies or other similar programs or studies where the Licensed Product is supplied without charge or at the actual manufacturing cost thereof (without allocation of indirect costs or any mark-up).

In the case where a Licensed Product is sold as part of a Combination Product in a country in the Territory, Net Sales for the Licensed Product included in such Combination Product in such country shall be calculated as follows:

(i)                                     if the Licensed Product is sold separately in such country and the other device or active ingredient or ingredients in the Combination Product are sold separately in such country, Net Sales for the Licensed Product shall be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/(A+B), where A is the invoice price of the Licensed Product when sold separately in such country and B is the total invoice price of the other device or active ingredient or ingredients in the Combination Product when sold separately in such country;

(ii)                                  if the Licensed Product is sold separately in such country but the other device or active ingredient or ingredients in the Combination Product are not sold separately in such country, Net Sales for the Licensed Product shall be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/D, where A is the invoice price of the Licensed Product when sold separately in such country and D is the invoice price of the Combination Product in such country;

(iii)                               if the Licensed Product is not sold separately in such country but the other device or active ingredient or ingredients in the Combinations Product are sold separately in such country, Net Sales for the Licensed Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction 1 — (B/D), where B is the invoice price of the other device or active ingredient or ingredients in the Combination Product when sold separately in such country and D is the invoice price of the Combination Product in such country; or

(iv)                              if neither the Licensed Product nor the other device or active ingredient or ingredients in the Combination Product are sold separately in such country, the Parties shall determine Net Sales for the Licensed Product in such Combination Product by mutual agreement based on the relative contribution of the Licensed Product and each other device or active ingredient to the Combination Product, and shall take into account in good faith any applicable allocations and calculations that may have been made for the same period in other countries.

For purposes of this Section 1.165, “Combination Product” means a product that includes a device for delivery or at least one active ingredient other than a Licensed Product.

1.166.              “NIH Agreement” means that certain Patent License Agreement by and between National Institutes of Health and Voyager Therapeutics, Inc. dated September 3, 2014, as amended.

1.167.              “Non-Bankrupt Party” has the meaning set forth in Section 11.4 (Bankruptcy and Section 365(n)).

1.168.              “Non-Disputing Party” has the meaning set forth in Section 5.2.8.4 (Development Cost Disputes).

1.169.              “Non-Granting Party” has the meaning set forth in Section 11.3 (Compliance with In-Licenses).

1.170.              “Non-Proposing Party” has the meaning set forth in Section 5.2.5.3(a) (Independent Performance of Additional Development Activities).

1.171.              “Notice Period” has the meaning set forth in Section 2.2.6 (Third Party CNS Partnerships During the Designation Period).

1.172.              “Option” means any Split Territory Program Option, the Co-Co Option and the SMA Program Option.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.173.              “Option Data Package” means, with respect to a particular Collaboration Product, the information set forth on Schedule 1.173.

1.174.              “Option Exercise Date” means the date on which an Option Exercise Notice is delivered by Genzyme to Voyager or such later date as may be required pursuant to Section 3.5.1 (Effectiveness of Licenses to Collaboration Products).

1.175.              “Option Exercise Notice” means the written notice Genzyme delivers to Voyager to exercise an Option with respect to a Collaboration Program, in the form set forth as Schedule 1.175, containing the information set forth in such form.

1.176.              “[***]” means, on a Collaboration Program-by-Collaboration Program basis, the period beginning on the Effective Date and ending on the [***] for a Collaboration Product that has achieved Human POP Study Completion under such Collaboration Program, as such period may be extended pursuant to Section 3.2.5 (Extension of Option Exercise Period).

1.177.              “Option Notice” has the meaning set forth in Section 3.2.1 (Option Notice; Option Data Package).

1.178.              “Option Period” means, on a Collaboration Program by Collaboration Program basis, the period beginning on the Effective Date and ending on the earlier of (a) the occurrence of the Option Exercise Date for the exercise of the Option for such Collaboration Program and (b) the termination of this Agreement either in its entirety or with respect to such Collaboration Program pursuant to Section 16.2 (Termination Rights).

1.179.              “Orphan Disease” means (a) PD; (b) any disease or condition with a patient prevalence of (i) less than 200,000 in the United States, or (ii) not more than 5 in 10,000 in Europe, or (iii) less than 50,000 in Japan, in each case, whether or not a product intended to treat such disease or condition has achieved an orphan drug designation; or (c) any disease or condition for which a product intended to treat such disease or condition has received orphan drug designation from any Regulatory Authority in the United States, Europe or Japan.  For clarity, Orphan Disease shall not include Alzheimer’s disease.

1.180.              “Out-of-Pocket Costs” means, with respect to certain activities hereunder, direct expenses paid or payable by either Party or its Affiliates to Third Parties and specifically identifiable and incurred (and invoiced) to conduct such activities for an Agreement Product, as applicable, including payments to contract personnel; provided, however, that amounts paid to [***] will not be considered Out-of-Pocket Costs.

1.181.              “Party” means Genzyme or Voyager.

1.182.              “Patent Challenge” has the meaning set forth in Section 16.2.6 (Challenges of Patent Rights).

1.183.              “Patent Rights” means (a) all issued patents (including any extensions, restorations by any existing or future extension or registration mechanism (including patent term adjustments, patent term extensions, supplemental protection certificates or the equivalent thereof), substitutions, confirmations, re-registrations, re-examinations, reissues, patents and patent claims maintained after post grant examination (including inter partes review, post grant review or opposition proceeding) and patents of addition); (b) patent applications (including all provisional applications, substitutions, requests for continuation, continuations, continuations-in-part, divisionals and renewals); (c) inventor’s certificates; and (d) all equivalents of the foregoing in any country of the world.

1.184.              “Paying Party” has the meaning set forth in Section 12.12 (Taxes).

1.185.              “PD” has the meaning set forth in the Recitals.

1.186.              “PD Agreement Product” means PD Collaboration Product or PD Licensed Product, as the context requires.

1.187.              “PD Agreement Program” means PD Collaboration Program or PD Licensed Program, as the context requires.

1.188.              “PD Collaboration Product” means any Gene Therapy Product that is generated by or is the subject of the PD Collaboration Program.

1.189.              “PD Collaboration Program” means the program of research and Development of Gene Therapy Products that deliver a transgene encoding a molecule that directly or indirectly increases the level of aromatic L-amino acid decarboxylase protein (including VY-AADC01) and are Developed for the treatment, diagnosis or prevention of PD or a Secondary Indication (a) conducted by Voyager prior to the Effective Date or (b) conducted by the Parties pursuant to this Agreement after the Effective Date. The foregoing will not be interpreted to limit Genzyme’s right to Develop and Commercialize PD Licensed Products for any indication.

1.190.              “PD Collaboration R&D Plan” has the meaning set forth in Section 4.3.1 (Collaboration R&D Plans).

1.191.              “PD Licensed Product” means any Gene Therapy Product that delivers a transgene encoding a molecule that directly or indirectly increases the level of aromatic L-amino acid decarboxylase protein (including any Back-Up Product) if the Split Territory Program Option has been exercised for the PD Collaboration Program, including the Collaboration Product for which such Option was exercised.

1.192.              “PD Licensed Program” means the PD Collaboration Program upon exercise of the Split Territory Program Option for such PD Collaboration Program, as such program may evolve during the Term.

1.193.              “Person” means any natural person, corporation, unincorporated organization, partnership, association, sole proprietorship, joint stock company, joint venture, limited liability company, trust or government, or Governmental Authority, or any other similar entity.

1.194.              “Phase III Study” means a study in humans of the efficacy and safety of a product, which is prospectively designed to demonstrate statistically whether such product is effective and safe for use in a particular indication in a manner sufficient (alone or together with one or more other such studies) to file an application for Regulatory Approval for the product, as

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

further defined in 21 C.F.R. § 312.21(c) (or the equivalent thereof outside the United States).  For the avoidance of doubt, the Parties acknowledge that, because of the nature of the diseases which the Licensed Products are anticipated to treat, a Phase III Study for a Licensed Product may not include all of the elements that a Phase III Study for other kinds of drug products may include (e.g., a Phase III Study for a Licensed Product may be a single study and there may be no prospective plan to run a second pivotal clinical trial independent of such Phase III Study).

1.195.              “[***] Process/[***] Improvements” means any improvement or modification to both the Genzyme [***] Process and Voyager [***] AAV Technology made by or on behalf of either Party through the use of the Genzyme [***] Process and Voyager [***] AAV Technology in the course of the Collaboration.

1.196.              “[***] Process Election” has the meaning set forth in Section 4.7.1 ([***] Process Election for Split Territory Agreement Products).

1.197.              “[***] Process Election Date” has the meaning set forth in Section 4.7.1 ([***] Process Election for Split Territory Agreement Products)

1.198.              “Product Trademarks” has the meaning set forth in Section 15.11 (Trademarks).

1.199.              “Program IND” means, with respect to a Collaboration Product, the IND for the Human POP Study for such Collaboration Product, which such IND for any Collaboration Product other than a PD Collaboration Product must include the results of a GLP toxicology study in a non-human primate species with a duration sufficient to enable Initiation of the Human POP Study for such Collaboration Product, but no less than [***] or such longer duration as may be required by a Regulatory Authority for Initiation of such Human POP Study.

1.200.              “Program Steering Committee” or “PSC” has the meaning set forth in Section 9.3 (Program Steering Committee).

1.201.              “Proposing Party” has the meaning set forth in Section 5.2.5.1 (Additional Development Proposals).

1.202.              “R&D Activities” has the meaning set forth in Section 4.3.3 (Contents of Collaboration R&D Plans)

1.203.              “Receiving Party” has the meaning set forth in Section 12.12 (Taxes).

1.204.              “ReGenX” means ReGenX Biosciences LLC.

1.205.              “ReGenX Agreement” means that certain License Agreement dated as of May 28, 2014 by and between Voyager and ReGenX, as amended. A copy of the ReGenX Agreement is set forth in Schedule 1.205.

1.206.              “ReGenX Improvements” means, on an Agreement Program-by-Agreement Program basis, any patentable modifications or improvements developed, during the Term of this

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Agreement and the term of the ReGenX Agreement, by Genzyme to any vector that is the subject of a claim within the Licensed Patents (as defined in the ReGenX Agreement).

1.207.              “ReGenX Improvements License Back” has the meaning set forth in Section 11.2.6.1 (ReGenX Improvements License Back).

1.208.              “ReGenX Licensed Back Rights” has the meaning set forth in Section 11.2.6.1 (ReGenX Improvements License Back).

1.209.              “Regulatory Approval” means any and all approvals, licenses, registrations or authorizations of any Regulatory Authority that are necessary for the marketing and sale of a product in a country or group of countries.

1.210.              “Regulatory Authority” means any Governmental Authority involved in granting approvals for the Development, Manufacturing, Commercialization, reimbursement or pricing of Agreement Products, including the FDA, the EMA, the Japanese Ministry of Health, Labour and Welfare (“MHLW”) and the Pharmaceuticals and Medical Devices Agency in Japan (“PMDA”).

1.211.              “Regulatory Exclusivity” means, with respect to a Licensed Product in a country, any exclusive marketing right, data exclusivity right or other status conferred by any Governmental Authority with respect to such Licensed Product in such country, other than a Patent Right, that limits or prohibits a Person from (i) relying on pivotal safety or efficacy data generated by or for the Parties with respect to a Licensed Product in an application for Regulatory Approval of a Step-Down Product or (ii) Commercializing a Licensed Product or a Step-Down Product.

1.212.              “Reimbursement Approval” means, with respect to a Licensed Product, the receipt by Genzyme or a Related Party of Genzyme of authorization for reimbursement of or funding of such Licensed Product in the national health service or insurance from the national-level Governmental Authority responsible for authorizing reimbursement for or determining pricing for, pharmaceutical products in such country or national regulatory jurisdiction.

1.213.              “Related Party” means a Party’s Affiliates and permitted Sublicensees.

1.214.              “Relevant Factors” means all relevant factors that may affect the Development or Commercialization of an Agreement Product, including [***].

1.215.              “Responsible Party” has the meaning set forth in Section 15.4.4 (Control; Cooperation).

1.216.              “Safety Concern” means, with respect to any Agreement Product, (a) any safety concern required to be reported under 21 C.F.R. § 312.32(c)(1)(iii) (“Findings from animal or in vitro testing”) if an IND with respect to such Agreement Product was open at the time of the observation or (b) a material toxicity or material drug safety issue or a Serious Adverse Event reasonably related to an Agreement Product.

1.217.              “SDEA” has the meaning set forth in Section 6.3 (Pharmacovigilance).

1.218.              “Secondary Indication” means a use of a Licensed Product for an indication that is not the first indication for which such Licensed Product is seeking or has received Regulatory Approval, but is another indication intended to be the subject of an application submitted to a Regulatory Authority that includes clinical trial data from a Clinical Study seeking Regulatory Approval to market the Licensed Product for such use.

1.219.              “Secondary Indication Study” means a human clinical study of a Licensed Product that is not necessary for receipt of the first anticipated Regulatory Approval for such Licensed Product in a country or territory but is intended to support receipt of Regulatory Approval for a Secondary Indication.

1.220.              “Series B Preferred Stock” means shares of the Series B Preferred Stock, par value $0.001 per share, of Voyager.

1.221.              “Serious Adverse Event” means an adverse drug experience or circumstance that results in any of the following outcomes (a) death, (b) life-threatening event, (c) inpatient hospitalization or prolongation of existing hospitalization, (d) persistent or significant disability or incapacity or substantial disruption of the ability to conduct normal life functions, (e) a congenital anomaly/birth defect, (f) significant intervention required to prevent permanent impairment or damage or (g) a medical event that may not result in death, be life-threatening or require hospitalization but, based on appropriate medical judgment, that may jeopardize the patient or subject and may require medical or surgical intervention to prevent one of the outcomes described in clauses (a) through (e).

1.222.              “Services Agreement” means that certain services agreement dated as of the Effective Date between the Parties attached hereto as Schedule 1.222.

1.223.              “Setoff Amount” has the meaning set forth in Section 16.6.1 (Genzyme’s Right to Setoff).

1.224.              “Setoff Dispute” has the meaning set forth in Section 16.6.2.1 (Escalation).

1.225.              “SMA” has the meaning set forth in the Recitals.

1.226.              “SMA Agreement Product” means SMA Collaboration Product or SMA Licensed Product, as the context requires.

1.227.              “SMA Agreement Program” means SMA Collaboration Program or SMA Licensed Program, as the context requires.

1.228.              “SMA Collaboration Product” means any Gene Therapy Product that is generated by or is the subject of the SMA Collaboration Program.

1.229.              “SMA Collaboration Program” means the program of research and Development of Gene Therapy Products that deliver a transgene encoding a molecule that directly or indirectly increases the level of survival motor neuron protein and are Developed for the treatment, diagnosis or prevention of SMA or a Secondary Indication (a) as conducted by Genzyme prior to the Effective Date or (b) conducted by the Parties pursuant to this Agreement after the Effective Date.  The foregoing will not be interpreted to limit Genzyme’s right to Develop and Commercialize SMA Licensed Products for any indication.

1.230.              “SMA Collaboration R&D Plan” has the meaning set forth in Section 4.3.1 (Collaboration R&D Plans).

1.231.              “SMA Commercialization Summary” has the meaning set forth in Section 7.2.2 (Commercialization Summary).

1.232.              “SMA Global Development Plan” has the meaning set forth in Section 5.3.3 (SMA Global Development Plan).

1.233.              “SMA Licensed Product” means any Gene Therapy Product that delivers a transgene encoding a molecule that directly or indirectly increases the level of survival motor neuron protein (including any Back-Up Product) if the SMA Program Option has been exercised for the SMA Collaboration Program, including the Collaboration Product for which such Option was exercised.

1.234.              “SMA Licensed Program” means the SMA Collaboration Program upon exercise of the SMA Program Option for such SMA Collaboration Program, as such program may evolve during the Term.

1.235.              “SMA Program Option” has the meaning set forth in Section 3.1.3 (SMA Program Option Grant).

1.236.              “SMA Product-Specific Patent Rights” has the meaning set forth in Section 15.2.1.1 (Prosecution of Voyager Patent Rights and Voyager Collaboration Patent Rights).

1.237.              “SMA Program Committee” or “SMAC” has the meaning set forth in Section 9.4 (SMA Program Committee).

1.238.              “SPC’s” has the meaning set forth in Section 15.9.1 (Voyager Patent Rights).

1.239.              “Split Territory Agreement Product” means Split Territory Collaboration Product or Split Territory Licensed Product, as the context requires.

1.240.              “Split Territory Agreement Program” means Split Territory Collaboration Program or Split Territory Licensed Program, as the context requires.

1.241.              “Split Territory Collaboration Product” means any Gene Therapy Product that is generated by or is the subject of a Split Territory Collaboration Program.

1.242.              “Split Territory Collaboration Program” means the HD Collaboration Program, PD Collaboration Program, FA Collaboration Program or Future Collaboration Program.

1.243.              “Split Territory Global Development Activities” has the meaning set forth in Section 5.2.2 (Split Territory Global Development Plans).

1.244.              “Split Territory Global Development Budget” has the meaning set forth in Section 5.2.3 (Split Territory Global Development Budget).

1.245.              “Split Territory Global Development Plan” has the meaning set forth in Section 5.2.2 (Split Territory Global Development Plans).

1.246.              “Split Territory Licensed Product” means any FA Licensed Product, HD Licensed Product, PD Licensed Product or Future Licensed Product.

1.247.              “Split Territory Licensed Program” means a Split Territory Collaboration Program upon exercise of the Split Territory Program Option (or, with respect to the HD Collaboration Program, the Co-Co Option) for such Split Territory Collaboration Program.

1.248.              “Split Territory Program Option” has the meaning set forth in Section 3.1.1 (Split Territory Program Option Grants).

1.249.              “Step-Down Product” means, with respect to a Licensed Product in a country, a product introduced in such country by a Person other than Genzyme or its Related Parties that (a) is a Gene Therapy Product that (i) contains the same or substantially the same transgene as such Licensed Product and (ii) has obtained Regulatory Approval by a Regulatory Authority pursuant to a process that relies on pivotal safety or efficacy data from such Regulatory Authority’s previous grant of Regulatory Approval for such Licensed Product; or (b) otherwise meets the criteria for constituting a “biosimilar” or “interchangeable” product pursuant to Section 351(k) of the Public Health Service Act (42 U.S.C. § 262(k)) or a “similar biological medicinal product” pursuant to the EU Directive 2001/83/EC or any successors thereto.

1.250.              “Stock Purchase Agreement” means that certain Series B Preferred Stock Purchase Agreement between Aventis, Inc., an Affiliate of Genzyme, and Voyager, executed as of the Effective Date, as the same may be amended from time to time..

1.251.              “Subject Disease” means (a) with respect to the HD Collaboration Program or the HD Licensed Program, HD, (b) with respect to the PD Collaboration Program or the PD Licensed Program, PD, (c) with respect to the FA Collaboration Program or the FA Licensed Program, FA, (d) with respect to the SMA Collaboration Program or SMA Licensed Program, SMA, and (e) with respect to the Future Collaboration Program or Future Licensed Program, the CNS Orphan Disease to which the Future Collaboration Program or Future Licensed Program is directed.

1.252.              “Sublicensee” means a Third Party to whom a Party grants a direct or indirect sublicense under any Voyager Licensed Technology, Genzyme Collaboration Technology or Joint Collaboration Technology, as the case may be, to Develop, Manufacture or Commercialize a Licensed Product in the Field pursuant to Section 11.1.5 (Genzyme Sublicense Rights) or Section 11.2.5 (Voyager Sublicense Rights).

1.253.              “Sued Party” has the meaning set forth in Section 15.6 (Third Party Claims).

1.254.              “Supply Agreements” has the meaning set forth in Section 8.3 (Split Territory Licensed Product Supply Agreements).

1.255.              “Technology Transfer” has the meaning set forth in Section 8.4 (Transfer of Manufacturing Know-How).

1.256.              “Term” has the meaning set forth in Section 16.1 (Term).

1.257.              “Territory” means (a) with respect to Voyager, the Voyager Territory and (b) with respect to Genzyme, the Genzyme Territory.

1.258.              “Third Party” means a Person other than a Party and its Affiliates.

1.259.              “Third Party CNS Agreements” has the meaning set forth in Section 2.2.5 (Notice of Third Party CNS Partnerships Prior to Designation Period).

1.260.              “Third Party License Payment” means royalties, upfront fees, milestones or other amounts payable under a Genzyme In-License or Voyager In-License in consideration for the rights granted under such Genzyme In-License or Voyager In-License with respect to any Patent Right or Know-How.

1.261.              “Trademark” means any trademark, trade name, service mark, service name, brand, domain name, trade dress, logo, slogan or other indicia of origin or ownership, including the goodwill and activities associated with each of the foregoing.

1.262.              “Transition Activities” has the meaning set forth in Section 5.3.2 (Transition).

1.263.              “Transition Period” means the period beginning on the Option Exercise Date for the SMA Program Option and ending on the date that is ninety (90) days thereafter.

1.264.              “Transition Plan” has the meaning set forth in Section 5.3.2 (Transition).

1.265.              “UMass Agreement” means that certain Exclusive License Agreement by and between University of Massachusetts and Voyager Therapeutics, Inc. dated January 30, 2014, as amended.

1.266.              “United States” means the United States of America and its territories, possessions and commonwealths.

1.267.              “UPC” has the meaning set forth in Section 15.4.5 (EU Unitary Patent System).

1.268.              “U.S. HD Commercialization Budget” has the meaning set forth in Section 7.1.5.4 (U.S. HD Commercialization Budget).

1.269.              “U.S. HD Commercialization Plan” has the meaning set forth in Section 7.1.5.1 (U.S. HD Commercialization Plan).

1.270.              “Valid Claim” means (a) a claim of an issued and unexpired patent, which claim has not been revoked or held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction and that has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

disclaimer or otherwise, or (b) a claim of a patent application that has been pending less than [***] from the date of filing of the earliest patent application from which such patent application claims priority, which claim has not been cancelled, withdrawn or abandoned or finally rejected by an administrative agency action from which no appeal can be taken.

1.271.              “Voyager” has the meaning set forth in the Preamble.

1.272.              “Voyager [***] AAV Technology” means Voyager’s system of manufacturing recombinant adeno-associated (rAAV), as such system exists as of the Effective Date, comprising (a) [***]; (b) [***]; (c) [***]; and (d) any Voyager [***] AAV Technology Improvement.

1.273.              “Voyager [***] AAV Technology Improvement” means any improvement or modification to the Voyager [***] AAV Technology made by or on behalf of either Party through the use of the Voyager [***] AAV Technology in the course of the Collaboration.  For clarity, Voyager [***] AAV Technology Improvement shall not include any Genzyme [***] Process Improvement or any [***] Process/[***] Improvements.

1.274.              “Voyager CNS Orphan Disease Program” means a gene therapy program of Voyager, other than the PD Collaboration Program, the HD Collaboration Program or the FA Collaboration Program, that is in Development by Voyager for a CNS Orphan Disease and that (a) is not the subject of an IND filed with FDA that has achieved Acceptance, (b) is not subject to a contract with a Third Party pursuant to which Voyager has granted a Third Party the exclusive right or exclusive option to Develop and Commercialize products under such program in Japan and all of the MMCs in the European Union and (c) is not Voyager’s amyotrophic lateral sclerosis (“ALS”) gene therapy program using a microRNA approach modulating superoxide dismutase gene expression (including VY SOD101).

1.275.              “Voyager Collaboration Know-How” means Collaboration Know-How that is discovered, made or developed solely by one or more employees of Voyager or its Affiliates (or a Third Party acting on any of their behalf), excluding any CHDI Collaboration Know-How.

1.276.              “Voyager Collaboration Patent Rights” means any Collaboration Patent Rights that are Invented solely by one or more employees of Voyager or its Affiliates (or a Third Party acting on any of their behalf), excluding any CHDI Collaboration Patent Rights.

1.277.              “Voyager Collaboration Program” means the HD Collaboration Program, the PD Collaboration Program and the FA Collaboration Program.

1.278.              “Voyager Collaboration Technology” means Voyager Collaboration Know-How and Voyager Collaboration Patent Rights. For clarity, Voyager Collaboration Technology excludes any CHDI Collaboration Technology.

1.279.              “Voyager Indemnitees” has the meaning set forth in Section 14.1 (General Indemnification by Genzyme).

1.280.              “Voyager In-License” means (a) with respect to the Collaboration Programs, any agreement between Voyager and a Third Party pursuant to which Voyager Controls Know-How

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

or Patent Rights reasonably necessary or useful to Develop the Collaboration Programs and to Develop, Manufacture or Commercialize Collaboration Products, including those agreements existing as of the Effective Date as set forth on Schedule 1.280 (Voyager In-Licenses); and (b) with respect to each Licensed Program, any agreement between Voyager and a Third Party pursuant to which Voyager Controls Know-How or Patent Rights reasonably necessary or useful to Develop the Licensed Program and to Develop, Manufacture or Commercialize Licensed Products in such Licensed Program (i) in the Genzyme Territory with respect to Split Territory Licensed Programs, and (ii) worldwide with respect to the SMA Licensed Program.

1.281.              “Voyager In-License Option” means any right, under an agreement between Voyager or any of its Affiliates and a Third Party, for Voyager or any of its Affiliates to negotiate or enter into a Voyager In-License.

1.282.              “Voyager Know-How” means Know-How Controlled by Voyager or its Affiliates on the Effective Date or during the Term that is reasonably necessary or useful to the Development, Manufacture or Commercialization of the Agreement Programs or Agreement Products, but excluding Voyager Collaboration Know-How and Joint Collaboration Know-How. Voyager Know-How includes all Know-How related to Voyager [***] AAV Technology.

1.283.              “Voyager Licensed Technology” means the Voyager Technology, Voyager Collaboration Technology and Voyager’s interest in the Joint Collaboration Technology.

1.284.              “Voyager Patent Rights” means any Patent Right Controlled by Voyager or its Affiliates on the Effective Date or during the Term that is reasonably necessary or useful to the Development, Manufacture or Commercialization of the Agreement Programs or Agreement Products, but excluding Voyager Collaboration Patent Rights and Joint Collaboration Patent Rights. The Voyager Patent Rights existing as of the Effective Date are those Patent Rights identified on Schedule 1.284 (Voyager Patent Rights). Voyager Patent Rights includes all Patent Rights that Cover Voyager [***] AAV Technology, without regard to the validity or enforceability of any claims of such Patent Rights. Notwithstanding anything to the contrary herein, Voyager Patent Rights excludes (a) the Licensed Research Patents (as defined in the ReGenX Agreement) licensed to Voyager pursuant to Section 2.1 of the ReGenX Agreement, (b) the Licensed Commercial Patents (as defined in the ReGenX Agreement) licensed to Voyager under the ReGenX Agreement, unless and until Voyager exercises the Commercial Option (as defined in the ReGenX Agreement) for a Specified Vector (as defined in the ReGenX Agreement) for [***] under the ReGenX Agreement, and (c) the Licensed Patent Rights (as defined in the NIH Agreement), unless and until Genzyme exercises an Option for a Collaboration Program under this Agreement, which is Covered by such Licensed Patent Rights; and (d) the Patent Rights (as defined under the UMass Agreement), unless and until Genzyme exercise an Option for a Collaboration Program under this Agreement, which is Covered by such Patent Rights.

1.285.              “Voyager Platform Patent Rights” means Voyager Patent Rights and Voyager Collaboration Patent Rights other than Voyager Product-Specific Patent Rights.  Voyager Platform Patent Rights include Patent Rights Controlled by Voyager that Cover Voyager [***] AAV Technology, Voyager [***] AAV Technology Improvements and [***] Process/[***] Improvements.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.286.              “Voyager Product-Specific Patent Rights” means any Voyager Patent Right or Voyager Collaboration Patent Right that solely Covers (a) the composition of matter of a Licensed Product; or (b) methods of using a Licensed Product as a therapeutic or prophylactic.

1.287.              “Voyager Program Abandonment” means, with respect to an Agreement Program, (a) at any time prior to the Option Exercise Date for such Collaboration Program, the failure of Voyager to initiate or conduct any material R&D Activity for any Collaboration Product in such Collaboration Program consistent with the applicable Collaboration R&D Plan for such Collaboration Program during any consecutive [***] period; and (b) at any time following Genzyme’s exercise of an Option for a Split Territory Agreement Program and until the completion of the Development activities contemplated by the applicable Split Territory Global Development Plan, the failure of Voyager to initiate or conduct Development activities for any Split Territory Agreement Product in such Split Territory Agreement Program consistent with the Split Territory Global Development Plan for such Licensed Program during any consecutive [***] period. Notwithstanding the foregoing, the [***] period in both (a) and (b) above shall automatically be tolled for the duration of any period in which (i) such failure to initiate or conduct R&D Activities or Development activities, as applicable, is due to Genzyme’s failure to conduct R&D Activities assigned to it in a Statement of Work under the Services Agreement or Development activities assigned to it under the applicable Split Territory Global Development Plan, or (ii) there is an unresolved dispute between the Parties regarding approval of any amendment or update to the applicable Split Territory Global Development Plan.  Furthermore, a Voyager Program Abandonment shall not have occurred if such failure to initiate or conduct Development activities is a result of a regulatory delay, a force majeure event, or a determination by the PSC or an agreement by the Parties to halt R&D Activities or Development activities for such Agreement Program.

1.288.              “Voyager Technology” means Voyager Know-How and Voyager Patent Rights.

1.289.              “Voyager Territory” means (a) the United States with respect to any Split Territory Agreement Program or Split Territory Agreement Product other than the HD Agreement Program and HD Agreement Product and (b) if Genzyme has exercised the Split Territory Program Option for the HD Agreement Program, the Voyager Territory will be the United States for the HD Licensed Program and any HD Licensed Product. For clarity, if Genzyme exercises the Co-Co Option for the HD Agreement Program, there will be no Voyager Territory with respect to the HD Agreement Program and HD Agreement Products.

1.290.              “Voyager Territory Commercialization Plan” has the meaning set forth in Section 7.1.4 (Voyager Territory Commercialization Plan).

1.291.              “Voyager Territory Development Plan” has the meaning set forth in Section 5.2.6 (Voyager Territory Development Plan).

1.292.              “Voyager Territory Promotional Materials” has the meaning set forth in Section 7.1.6.2 (Voyager A&P).

1.293.              “Voyager Trademarks” has the meaning set forth in Section 15.11 (Trademarks).

2.                                      COLLABORATION OVERVIEW

2.1.                            Collaboration Programs.   Prior to the Effective Date, each of Voyager and Genzyme have engaged in certain development programs of Gene Therapy Products in the CNS field.  Under this Agreement, Voyager and Genzyme shall collaborate in the further Development of products under such programs, and Genzyme shall have the exclusive option to develop and commercialize such programs (and the products generated by or that are the subjects of such programs) as set forth in Section 3.1 (Option Grants). As of the Effective Date, the four Collaboration Programs shall be (a) the PD Collaboration Program, (b) the HD Collaboration Program, (c) the FA Collaboration Program, and (d) the SMA Collaboration Program.  In addition, Genzyme shall have the right, exercisable in accordance with Section 2.2.4 (Designation of Future Collaboration Program), to designate any one Voyager CNS Orphan Disease Program as a Collaboration Program under this Agreement (the Future Collaboration Program).  In accordance with Section 3.1.1 (Split Territory Program Option Grants), the Split Territory Program Option applies to the HD Collaboration Program, the PD Collaboration Program, the FA Collaboration Program and the Future Collaboration Program, which collectively comprise the Split Territory Collaboration Programs. The Co-Co Option applies to the HD Collaboration Program, in accordance with Section 3.1.2 (HD Licensed Product Co-Co Option Grant). The SMA Program Option applies to the SMA Collaboration Program, in accordance with Section 3.1.3 (SMA Program Option Grant).

2.2.                            Future Collaboration Program.

2.2.1.                                     Voyager CNS Orphan Disease Programs.  Genzyme shall have the right, exercisable in its sole discretion in accordance with Section 2.2.4 (Designation of Future Collaboration Program) to designate any one Voyager CNS Orphan Disease Program as a Collaboration Program to which the Split Territory Program Option applies (the “Future Collaboration Program”).

2.2.2.                                     Input on Potential Voyager CNS Orphan Disease Programs.  Genzyme shall be entitled to provide input to Voyager through the DAC regarding Voyager’s ongoing and potential CNS Orphan Disease programs and related development activities to which the Future Collaboration Program designation right under this Section 2.2 (Future Collaboration Program) applies and Voyager shall consider Genzyme’s input in good faith.

2.2.3.                                     Information Sharing for Voyager CNS Orphan Disease Programs.  During the Designation Period, Voyager shall update the DAC, at each regularly scheduled meeting thereof, on the status of each Voyager CNS Orphan Disease Program, which update shall include (i) a summary of the development activities undertaken by Voyager with respect to each such Voyager CNS Orphan Disease Program since the last update provided to the DAC and planned to be undertaken by Voyager, which summary shall include all pre-clinical data related to products being Developed under such Voyager CNS Orphan Disease Program, (ii) a discussion about and a written copy of, if a written plan exists, any existing development plan for such Voyager CNS Orphan Disease Program, (iii) identification of the gene target(s) applicable to such Voyager CNS Orphan Disease Program, (iv) any additional information in Voyager’s possession

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or generated by Voyager in the ordinary course of its development activities that would assist Genzyme in making an informed decision as to whether it desires to designate such Voyager CNS Orphan Disease Program as a Collaboration Program in accordance with Section 2.2.4 (Designation of Future Collaboration Program) hereof, including (or as well as) a proposed draft of the Future Collaboration R&D Plan (in accordance with Section 4.3.2 (Collaboration R&D Plan for Future Collaboration Program)), and (v) copies of all then-available preclinical, regulatory and supporting reports generated by Voyager in the ordinary course of its development activities and material correspondence with Regulatory Authority with respect to any Voyager CNS Orphan Disease Program.  Notwithstanding the foregoing, Voyager shall not be obligated pursuant to the foregoing to provide information the disclosure of which would, in the reasonable opinion of Voyager’s counsel, adversely affect the attorney-client privilege between Voyager and its counsel.

2.2.4.                                     Designation of Future Collaboration Program.  During the period (a) beginning on the earlier of (i) the date that [***] of the PD Collaboration Program, HD Collaboration Program and FA Collaboration Program have either (A) achieved Human POP Study Completion, (B) been terminated pursuant to Section 16.2 (Termination Rights), or (C) been discontinued prior to Human POP Study Completion with the approval of the DAC and (ii) the [***]  anniversary of the Effective Date, and (b) ending on the earlier of (i) the date that is [***] after the beginning of such period and (ii) the date that Genzyme provides Voyager with a Future Collaboration Designation Notice (such period, the “Designation Period”), Genzyme shall have the right, exercisable in its sole discretion, to designate any Voyager CNS Orphan Disease Program as the Future Collaboration Program by providing written notice (“Future Collaboration Designation Notice”) to Voyager thereof.  Such Voyager CNS Orphan Disease Program shall be a Collaboration Program effective as of the date of the Future Collaboration Designation Notice.

2.2.5.                                     Notice of Third Party CNS Partnerships Prior to Designation Period. During the period commencing on the Effective Date and ending on the commencement of the Designation Period, Voyager shall have the right to enter into one or more definitive agreements with Third Parties pursuant to which Voyager grants to such a Third Party any rights with respect to the Voyager CNS Orphan Disease Programs (“Third Party CNS Agreements”); provided that Voyager shall provide Genzyme with advance written notice no less than [***] days prior to entering into any such Third Party CNS Agreement or prior to agreeing to any exclusive negotiating period with any Third Party for a Third Party CNS Agreement; and provided further that if Voyager does not enter into such Third Party CNS Agreement within [***] after delivering such written notice to Genzyme, Voyager must resubmit written notice of its desire to enter into such Third Party CNS Agreement or an exclusive negotiating period for such Third Party CNS Agreement through the procedure set forth above prior to entering such Third Party CNS Agreement) or agreeing to any such exclusive negotiation period with respect to such Voyager CNS Orphan Disease Program).  For clarity, Third Party CNS Agreements shall not include agreements with contract research organizations, contract manufacturers, contract laboratory organizations, distributors and other similar organizations that support

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the research, development, manufacture and commercialization of products on a fee-for-service basis.

2.2.6.                                     Third Party CNS Partnerships During the Designation Period. If Voyager desires to enter into a Third Party CNS Agreement with respect to a given Voyager CNS Orphan Disease Program during the Designation Period, then Voyager shall so notify Genzyme in writing at least [***] days in advance of entering into such Third Party CNS Agreement. Genzyme shall have [***] days from receipt of such written notice (the “Notice Period”) to provide Voyager with a Future Collaboration Designation Notice with respect to such Voyager CNS Orphan Disease Program.  During the Notice Period, Voyager shall provide Genzyme with such information regarding such Voyager CNS Orphan Disease Program as Genzyme may reasonably request, which information shall be Voyager Confidential Information for the purposes of Section 10 (Confidentiality and Publication). Voyager shall not enter into a Third Party CNS Agreement with respect to such Voyager CNS Orphan Disease Program during the Notice Period. If Genzyme does not deliver a Future Collaboration Designation Notice with respect to such Voyager CNS Orphan Disease Program during the Notice Period then, upon expiration of the Notice Period, Voyager shall have the right to enter into a Third Party CNS Agreement with respect to such Voyager CNS Orphan Disease Program for a period of [***]. Following such [***] period, Voyager must resubmit written notice of its desire to enter into a Third Party CNS Agreement through the procedure set forth above prior to entering a Third Party CNS Agreement with respect to such Voyager CNS Orphan Disease Program.

3.                                      GRANT AND EXERCISE OF OPTIONS

3.1.                            Option Grants.

3.1.1.                                     Split Territory Program Option Grants.  Voyager hereby grants Genzyme a series of exclusive options (each, a “Split Territory Program Option”) on a Split Territory Collaboration Program-by-Split Territory Collaboration Program basis, during the Option Period for each applicable Split Territory Collaboration Program, exercisable at Genzyme’s sole discretion in accordance with Sections 3.2 (Option Exercise Period) and 3.3 (Exercise of an Option), to terminate the restrictive covenant in Section 11.1.4.1 (Split Territory Restrictive Covenant) with respect to such Split Territory Agreement Program, and thereby permit Genzyme to exercise its ex-U.S. license rights under Section 11.1.2 (License Grant to Split Territory Agreement Programs) with respect to such Split Territory Agreement Program.

3.1.2.                                     HD Licensed Product Co-Co Option Grant.  Voyager hereby grants Genzyme an exclusive option, during the Option Period, exercisable at Genzyme’s sole discretion in accordance with Sections 3.2 (Option Exercise Period) and 3.3 (Exercise of an Option), to terminate the restrictive covenant in Section 11.1.4.1 (Split Territory Restrictive Covenant) with respect to the HD Agreement Program, and thereby permit Genzyme to exercise its worldwide license rights under Section 11.1.2 (License Grant to Split Territory Agreement Programs) with respect to the HD Agreement Program, subject to its obligation to Co-Commercialize HD Licensed Products with Voyager in the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

United States as set forth in Section 7.1.5 (Co-Commercialization of HD Licensed Products) (the “Co-Co Option”).   Genzyme may exercise either the Split Territory Program Option or the Co-Co Option with respect to the HD Agreement Program, but not both.

3.1.3.                                     SMA Program Option Grant.  Voyager hereby grants Genzyme an exclusive option (the “SMA Program Option”), during the Option Period for the SMA Collaboration Program, exercisable at Genzyme’s sole discretion in accordance with Sections 3.2 (Option Exercise Period) and 3.3 (Exercise of an Option),  to terminate the restrictive covenant in Section 11.1.4.2  (SMA Restrictive Covenant), and thereby permit Genzyme to exercise its worldwide license rights under Section 11.1.3 (License Grant to SMA Licensed Program) with respect to the SMA Agreement Program.

3.2.                            Option Exercise Period.  Genzyme shall exercise an Option, if at all, by properly delivering a complete Option Exercise Notice in respect of such Option to Voyager at any time during the respective Option Exercise Period for such Option.

3.2.1.                                     Option Notice; Option Data Package.  Promptly, but no later than [***], after Human POP Study Completion, Voyager shall complete all activities necessary for Voyager to prepare a complete Option Data Package for the applicable Collaboration Program and provide a written notice to Genzyme (such notice, an “Option Notice”) that includes:

(a)                                 a letter identifying the applicable Collaboration Product and Collaboration Program to which the Option applies;

(b)                                 the Option Data Package for the Collaboration Product (and all such data therein shall be made available to Genzyme through an electronic data room); and

(c)                                  [***].

Within [***] of Genzyme’s receipt of an Option Notice, Genzyme shall acknowledge receipt of such Option Notice in writing to Voyager or be deemed to have acknowledged such receipt as of such date.  Notwithstanding the foregoing, Voyager shall not deliver an Option Notice to Genzyme prior to Human POP Study Completion for the Collaboration Product and unless and until all of the activities necessary to generate the information set forth on Schedule 1.173 (Option Data Package) have been completed.

3.2.2.                                     Incomplete Option Data Package.  Following receipt of an Option Notice, Genzyme shall have [***] to notify Voyager if the Option Data Package included therein is missing any information, which notice shall describe the information that is missing from such Option Data Package.  Voyager shall provide Genzyme with such missing information identified in such notice as soon as reasonably practicable (if and to the extent that such information is available to Voyager).

3.2.3.                                     Supplements to Option Data Package.  Following delivery of an Option Notice, Voyager shall have the right to provide supplemental updates to any of

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the information included in the Option Data Package included therein.  In addition, Voyager shall be required to promptly provide supplemental update(s) to Genzyme if new material information becomes available to Voyager that would have been included in the Option Data Package had such information been available to Voyager at the time the Option Notice was delivered (including any Safety Concern or Serious Adverse Event information).

3.2.4.                                     Due Diligence and Information Sharing following Option Notice.  Following the date of delivery of the Option Notice for a Collaboration Program, to assist Genzyme in conducting thorough due diligence to decide whether to exercise an exercisable Option for such Collaboration Program (a) Voyager shall afford to Genzyme and its representatives reasonable access during normal business hours to Voyager’s personnel, records and data, offices, laboratories, and manufacturing and supplier sites that Genzyme may reasonably request regarding such Collaboration Program and Collaboration Product; and (b) Voyager shall promptly provide through an electronic data room downloadable and printable copies of (i) any contracts, agreements or other documents reasonably requested by Genzyme, (ii) any patent, regulatory or CMC information, (iii) any material, complete sets of research, preclinical or clinical data and (iv) raw data tables, in each case (i) — (iv), then available to Voyager and to the extent that such information was not previously provided by Voyager to Genzyme and subject to customary and reasonable due diligence procedures to preserve the confidential nature of any such information.

3.2.5.                                     Extension of Option Exercise Period.  If any information is provided to Genzyme following the receipt of Option Notice pursuant to Sections 3.2.2 (Incomplete Data Option Package), 3.2.3 (Supplements to Option Data Package) or 3.2.4 (Due Diligence and Information Sharing Following Option Data Package) and such information is, in Genzyme’s reasonable discretion, material information not previously provided to Genzyme relating to the applicable Collaboration Program and Collaboration Product, the Option Exercise Period shall, if necessary and upon notice from Genzyme to Voyager, be extended such that there is at least [***] between Genzyme’s receipt of such material information and the expiration of such Option Exercise Period.

3.3.                            Exercise of an Option.  Genzyme shall exercise an Option, if at all, by properly delivering a complete Option Exercise Notice in respect of such Option to Voyager [***] the respective Option Exercise Period for such Option.

3.3.1.                                     Split Territory Program Options. On the applicable Option Exercise Date for the exercise of a Split Territory Program Option, the restrictive covenant in Section 11.1.4.1 (Split Territory Restrictive Covenant) shall automatically terminate with respect to such Split Territory Collaboration Program, and thereby Genzyme will cease to be prohibited from exercising its ex-U.S. license rights under Section 11.1.2 (License Grant to Split Territory Agreement Programs) with respect to such Split Territory Licensed Program.

3.3.2.                                     Co-Co Option. In lieu of exercising the Split Territory Program Option with respect to the HD Collaboration Program, on the Option Exercise Date for the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

exercise of the Co-Co Option, the restrictive covenant in Section 11.1.4.1 (Split Territory Restrictive Covenant) shall automatically terminate, and thereby Genzyme will cease to be prohibited from exercising its worldwide license rights under Section 11.1.2 (License Grant to Split Territory Agreement Programs), subject to its obligation to Co-Commercialize HD Licensed Products with Voyager in the United States as set forth in Section 7.1.5 (Co-Commercialization of HD Licensed Products).

3.3.3.                                     SMA Program Option. On the Option Exercise Date for the exercise of the SMA Program Option, the restrictive covenant Section 11.1.4.2 (SMA Restrictive Covenant) shall automatically terminate, and thereby Genzyme will cease to be prohibited from exercising its worldwide license rights under Section 11.1.3 (License Grant to SMA Licensed Program) with respect to the SMA Agreement Program.

3.4.                            Option Not Exercised.  If Genzyme does not deliver to Voyager an Option Exercise Notice with respect to a Collaboration Program prior to the expiration of the applicable Option Exercise Period, then Genzyme’s Option with respect to such Collaboration Program shall expire and this Agreement shall terminate with respect to such Collaboration Program in accordance with Section 16.2.3 (Automatic Termination of Collaboration Program).

3.5.                            Antitrust Filing.   On an Option-by-Option basis, as promptly as practicable following Voyager’s delivery of an Option Data Package to Genzyme, but not later than the applicable Option Exercise Date with respect to such Option, Genzyme shall determine whether any filing or notification is necessary or advisable under any applicable Antitrust Law if Genzyme were to exercise the respective Option pursuant to this Agreement. Voyager shall provide Genzyme with any information (including financial information) reasonably requested by Genzyme for purposes of determining whether a filing or notification under any applicable Antitrust Law is necessary or advisable.

3.5.1.                                     If Genzyme determines that a filing or notification under any applicable Antitrust Law is necessary or advisable, then Genzyme shall indicate the same in the respective Option Exercise Notice for such Option and each of Genzyme and Voyager shall make or cause to be made such notifications and filings as promptly as practicable (but in any event within [***]).  Each Party shall be responsible for its own costs and expenses associated with such notifications and filings, and Genzyme shall pay any applicable premerger filing fee under the HSR Act.  Each Party shall use its commercially reasonable efforts to obtain the expiration or termination of the applicable waiting period under the HSR Act, and to obtain the termination or expiration of any other applicable waiting periods or any necessary approvals or consents under any other applicable Antitrust Law, at the earliest possible date after the date of filing.  Immediately following the later of the expiration or termination of the last such waiting period, or receipt of any necessary approvals or consents under any other applicable Antitrust Law, Genzyme shall send Voyager written notice that all waiting periods under any applicable Antitrust Law have expired or been terminated and any necessary approvals or consents under any applicable Antitrust Law have been obtained.  The effectiveness of the Option Exercise Date for the corresponding Collaboration Program shall be deemed to be delayed until the date on which the last waiting period under any applicable Antitrust

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Law has expired or been terminated or on which the last approval or consent under such Antitrust Law is granted.

3.6.                            Cooperation.  Each of Genzyme and Voyager shall: (i) reasonably cooperate with each other in connection with any investigation or other inquiry relating to the transactions contemplated by an Option Exercise Notice for an Option; (ii) reasonably keep the other Party informed of any communication received by such Party from, or given by such Party to, the FTC, the DOJ or any other Merger Control Authority and of any communication received or given in connection with any proceeding by a private party, in each case regarding the transactions contemplated by an Option Exercise Notice for an Option; (iii) promptly respond to and certify substantial compliance with any inquiries or requests received from the FTC, the DOJ or any other Merger Control Authorities for additional information or documentation; (iv) reasonably consult with each other in advance of any meeting or conference with the FTC, the DOJ or any other Merger Control Authority, and to the extent permitted by the FTC, the DOJ or such other Merger Control Authority and reasonably determined by such Party to be appropriate under the circumstances, give the other Parties or their counsel the opportunity to attend and participate in such meetings and conferences; and (v) permit the other Parties or their counsel to the extent reasonably practicable to review in advance, and in good faith consider the views of the other Parties or their counsel concerning, any submission, filing or communication (and documents submitted therewith) intended to be given by it to the FTC, the DOJ or any other Merger Control Authority; provided, however, such Party shall be under no obligation to reschedule any meetings or conferences with the FTC, the DOJ or any other Merger Control Authority to enable the other Party to attend.

3.7.                            No Antitrust Undertakings.  Notwithstanding anything to the contrary in Section 3.5 (Antitrust Filing) through 3.8 (No Effect), the term “commercially reasonable efforts” as used in Section 3.5 (Antitrust Filing) does not require that either Party (a) offer, negotiate, commit to or effect, by consent decree, hold separate order, trust or otherwise, the sale, divestiture, license or other disposition of any capital stock, assets, rights, products or businesses of Genzyme, Voyager or their respective Affiliates, (b) agree to any restrictions on the activities of Genzyme, Voyager or their respective Affiliates or (c) pay any material amount or take any other action to prevent, effect the dissolution of, vacate, or lift any decree, order, judgment, injunction, temporary restraining order, or other order in any suit or proceeding that would otherwise have the effect of preventing or delaying any of the transactions contemplated by an Option Exercise Notice for an Option.

3.8.                            No Effect.  At the election of either Party, immediately upon notice to the other Party, Genzyme’s exercise of an Option shall become null and void and have no further force or effect if (a) the FTC or DOJ obtains a preliminary injunction against the Parties to enjoin the transactions contemplated by the Option Exercise Notice for such Option or (b) any applicable waiting periods shall not have expired or been terminated, or any necessary approvals or consents shall not have been obtained, under any applicable Antitrust Law on or prior to [***] after the effectiveness of the filings and notifications contemplated by Section 3.5.1 (Antitrust Filing).  In addition, if the Option Exercise Notice indicates that Genzyme has determined that a notification under applicable Antitrust Law is necessary or advisable, Genzyme shall have the right to nullify its exercise of such Option by providing written notice to Voyager prior to the Option Exercise Date for such Option.  Following the voiding or nullification of Genzyme’s exercise of an Option for any reason under this Section 3.8 (No Effect), the Collaboration Product previously subject to such Option shall be treated for all purposes under this Agreement, including Section 3.4 (Option Not Exercised), as a Collaboration Product in respect of which Genzyme did not deliver an Option Exercise Notice to Voyager.

4.                                      R&D PRIOR TO OPTION EXERCISE

4.1.                            Overview.  During the Option Period, the Parties shall collaborate in the Development of Collaboration Products under each Collaboration Program pursuant to this Section 4 (R&D Prior to Option Exercise) and the applicable Collaboration R&D Plan for each Collaboration Program. For clarity, (a) upon exercise of the Option for a given Collaboration Program, Development of products under such Collaboration Program (which Collaboration Program shall become a Licensed Program upon exercise of such Option) shall be governed by Section 5 (R&D Post-Option Exercise) below and (b) Development of products under those Collaboration Programs for which the Option has not yet been exercised shall continue to be governed by this Section 4 (R&D Prior to Option Exercise) during the Option Period for such Collaboration Program. Voyager shall have primary responsibility for carrying out each Collaboration R&D Plan for each Collaboration Program and shall be responsible for all costs and expenses incurred in connection with carrying out such Collaboration R&D Plans, except for costs and expenses associated with Genzyme In-Kind R&D Services, as described in Section 4.8 (Collaboration R&D Costs; Additional Funding; Genzyme In-Kind R&D FTE Costs; CHDI Funding) below. The DAC shall have primary oversight responsibilities for the conduct of the Collaboration Programs in accordance with Section 9.2 (Development Advisory Committee).

4.2.                            Voyager Diligence.  During the Option Period for each Collaboration Program, Voyager shall use Commercially Reasonable Efforts to Develop Collaboration Products under each Collaboration Program in accordance with the Collaboration R&D Plan for such Collaboration Products through achievement of Human POP Study Completion.

4.3.                            Collaboration R&D Plans.

4.3.1.                                     Collaboration R&D Plans. For each Collaboration Program other than the Future Collaboration Program, the Development activities that are necessary or useful to be undertaken to achieve Human POP Study Completion for one or more Collaboration Products in such Collaboration Program (including the design of such Human POP Study(ies)) shall be set forth in reasonable detail in a written work plan and time table (a “Collaboration R&D Plan”).  The initial Collaboration R&D Plans for each Collaboration Program other than the Future Collaboration Program are attached hereto as Schedule 4.3.1-1 for the HD Collaboration Program (the “HD Collaboration R&D Plan”), 4.3.1-2 for the PD Collaboration Program (the “PD Collaboration R&D Plan”), 4.3.1-3 for the FA Collaboration Program (the “FA Collaboration R&D Plan”), and 4.3.1-4 for the SMA Collaboration Program (the “SMA Collaboration R&D Plan”).

4.3.2.                                     Collaboration R&D Plan for Future Collaboration Program.  At any time during the Designation Period, if Genzyme is considering designating a Voyager CNS Orphan Disease Program as the Future Collaboration Program, Genzyme may request that Voyager prepare a proposed Collaboration R&D Plan for such potential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Future Collaboration Program, and Voyager shall provide Genzyme with a draft of such proposed Collaboration R&D Plan within [***] days after such request, which draft plan shall identify the gene target(s) applicable to the potential Future Collaboration Program.  Genzyme shall have a period of [***] days following receipt of such draft Collaboration R&D Plan for the Future Collaboration Program to review and comment on such proposed Collaboration R&D Plan and Voyager shall consider such comments in good faith and shall reasonably incorporate such comments into such draft Collaboration R&D Plan.  Voyager shall promptly, but no later than [***] days after receiving comments from Genzyme, deliver a revised draft Collaboration R&D Plan to Genzyme. If Genzyme then designates such Voyager CNS Orphan Disease Program as the Future Collaboration Program, then such revised draft Collaboration R&D Plan shall become the Collaboration R&D Plan for the Future Collaboration Program and such plan (the “Future Collaboration R&D Plan”) shall be attached as Schedule 4.3.1-5 hereto. Such Future Collaboration R&D Plan shall include the requirements for the Human POP Study for the Future Collaboration Program, which requirements shall be attached to this Agreement as Schedule 1.140(e).

4.3.3.                                     Contents of Collaboration R&D Plans.  Without limitation, (a) each Collaboration R&D Plan shall include all Development activities that are reasonably necessary to obtain Acceptance of the Program IND and Human POP Study Completion for the Collaboration Products to be Developed under the applicable Collaboration Program (all such Development activities collectively, the “R&D Activities”), (b) the HD Collaboration R&D Plan shall include in its entirety the CHDI R&D Plan, and (c) the PD Collaboration R&D Plan shall include the proposed Development activities that are necessary or useful to be undertaken to achieve the initiation of a Phase III Study. The time table for the completion of the R&D Activities included in each Collaboration R&D Plan shall be designed to obtain Human POP Study Completion of the applicable Collaboration Product as soon as reasonably possible.  The terms of, and Development activities set forth in, each Collaboration R&D Plan shall at all times be designed to be in compliance with all applicable Laws and in accordance with professional and ethical standards customary in the pharmaceutical industry.

4.3.4.                                     Updates and Amendments to Collaboration R&D Plans.  The DAC shall review the Collaboration R&D Plans not less frequently than annually and shall develop detailed and specific Collaboration R&D Plan updates, which updates shall be finalized and included into the applicable Collaboration R&D Plan no later than November 15 of each Calendar Year for the next Calendar Year.  Either Party or the DAC may also develop and propose from time to time other proposed substantive amendments to the Collaboration R&D Plans.  The DAC shall review and discuss such proposed amendments and may recommend inclusion of such proposed amendments into the applicable Collaboration R&D Plan.  Notwithstanding the foregoing, in no event may either Party amend or update any Collaboration R&D Plan such that the Collaboration R&D Plan fails to meet the requirements of Collaboration R&D Plans set forth in this Section 4.3 (Collaboration R&D Plans), the Human POP Study or the Program IND.

4.4.                            In-Kind R&D Services.  In connection with the Development activities under a given Collaboration Program, Voyager may, from time to time during the Option Period with

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

respect to such Collaboration Program, at its sole discretion, request that Genzyme provide Genzyme In-Kind R&D Services to Voyager.  Any Genzyme In-Kind R&D Services shall be described in the applicable Collaboration R&D Plan. The rights and obligations of the Parties with respect to such services shall be governed by the Services Agreement and, with respect to the costs of such Genzyme In-Kind R&D Services, Section 4.8 (Collaboration R&D Costs; Additional Funding; Genzyme In-Kind R&D FTE Costs).

4.5.                            Use of Genzyme PD Technology.  At any time prior to exercise of an Option for the PD Agreement Program, the DAC may elect to utilize the Genzyme PD Technology in the Development or Commercialization of such PD Collaboration Product.  If the DAC makes such election during such period, Genzyme Technology (which is licensed to Voyager pursuant to Section 11.2 (License Grants to Voyager) shall automatically include the Genzyme PD Technology for the purposes of this Agreement.  Voyager shall not use the Genzyme PD Technology in connection with the Development or Commercialization of any PD Agreement Product unless the DAC has elected to use the Genzyme PD Technology with respect to such PD Agreement Product in accordance with this Section 4.5 (Use of Genzyme PD Technology).

4.6.                            Use of Genzyme HD Sequence.  The DAC must review and approve any use of any Genzyme HD Sequence as the transgene in any HD Agreement Product prior to such use. Upon any such approval, such approved Genzyme HD Sequence shall become a “Genzyme HD Sequence” for the purposes of this Agreement.  The Parties shall not use any of the miRNA sequences set forth on Schedule 1.98 as the transgene in an HD Agreement Product unless the DAC has made such approval.

4.7.                            Manufacturing under Genzyme [***] Process.

4.7.1.                                     [***] Process Election for Split Territory Agreement Products. On a Split Territory Agreement Product-by-Split Territory Agreement Product basis, prior to the Manufacture of any Split Territory Collaboration Product that will be used in a Human POP Clinical Study, the DAC may elect to utilize the Genzyme [***] Process to Manufacture such Split Territory Agreement Product. If the DAC elects to utilize the Genzyme [***] Process to Manufacture the Split Territory Agreement Product (such election, the “[***] Process Election”), Genzyme Technology (which is licensed to Voyager pursuant to Section 11.2 (License Grants to Voyager) shall automatically include the Genzyme [***] Process for the purposes of this Agreement. Voyager shall not Manufacture any Split Territory Agreement Product using or Covered by the Genzyme [***] Process (without regard to the validity or enforceability of any claims of any Patent Rights that Cover the Genzyme [***] Process) unless the [***] Process Election has been made by the DAC with respect to such Split Territory Agreement Product in accordance with this Section 4.7.1.  The [***] Process Election for one Split Territory Agreement Product shall not affect the [***] Process Election for any other Split Territory Agreement Product.

4.7.2.                                     SMA Collaboration Program. Unless otherwise agreed in writing by Genzyme, Voyager shall utilize the Genzyme [***] Process in the Manufacture of SMA Collaboration Products for the purposes of Development under the SMA Collaboration Program.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.7.3.                                     Disclosure of Genzyme [***] Process. Upon Voyager’s request following a [***] Process Election made by the DAC, with respect to any Split Territory Collaboration Product or with respect to the SMA Collaboration Product, if Voyager intends (a) to itself Manufacture the Split Territory Collaboration Product or SMA Collaboration Product, Genzyme shall disclose the Genzyme [***] Process to Voyager or (b) to have a Third Party contract manufacturing organization Manufacture such Split Territory Collaboration Product or SMA Collaboration Product on Voyager’s behalf, then Genzyme will disclose the Genzyme [***] Process directly to the Third Party contract manufacturing organization; provided that such Third Party has executed a Manufacturing Subcontract meeting the requirements of Section 8.1 (Collaboration Products) and Section 8.2 (Licensed Products).  In either case, Genzyme will disclose the Genzyme [***] Process by providing copies or samples of relevant documentation, materials and other embodiments of the Genzyme [***] Process and by making available its qualified technical personnel on a reasonable basis pursuant to a mutually-agreed technology transfer plan. In addition, Genzyme will promptly disclose to Voyager such information regarding the Genzyme [***] Process as is reasonably necessary or useful to enable Voyager to comply with its obligation to Regulatory Authorities with respect to any Split Territory Agreement Product. Voyager will reimburse Genzyme for its Out-of-Pocket Costs incurred in disclosing the Genzyme [***] Process to Voyager or its contract manufacturing organization.

4.8.                            Collaboration R&D Costs; Additional Funding; Genzyme In-Kind R&D FTE Costs; CHDI Funding.  Voyager shall be solely responsible for all costs incurred in connection with the Development of Collaboration Products under the Collaboration Programs, subject to the following:

4.8.1.                                     Additional Funding. At any time during the Option Period for a given Collaboration Program, Voyager may, at its sole discretion, submit a written request to Genzyme specifying an amount of additional funds required or sought by Voyager to fund Development of Collaboration Products under such Collaboration Program. Genzyme may, in its sole discretion, agree to provide, or cause an Affiliate of Genzyme to provide, such additional funds (or any portion thereof) to Voyager in return for agreed-upon payback or other agreed economic terms, e.g., a credit based upon the amount provided, which would be creditable against any future payments due under this Agreement by Genzyme related to any Agreement Program, an adjustment to the economic terms of the Agreement, an interest bearing loan, or some combination of the foregoing. If the Parties agree to such an arrangement, the amount of such additional funds and the amount of the payback or credits provided to Genzyme would be set forth in a written agreement between the Parties.

4.8.2.                                     Genzyme In-Kind R&D FTE Costs. Voyager shall not be responsible for the Development FTE Costs of Genzyme Development FTEs providing Genzyme In-Kind R&D Services to Voyager (“Genzyme In-Kind R&D FTE Costs”) up to Five Million Dollars ($5,000,000) in the aggregate. Voyager shall be responsible for payment to Genzyme for any Genzyme In-Kind R&D Services provided by Genzyme to Voyager (a) that are not Development FTE Costs or (b) for Development FTE Costs for Genzyme In-Kind R&D Services in excess of Five Million Dollars ($5,000,000) in the aggregate.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Notwithstanding anything to the contrary herein, Genzyme In-Kind R&D FTE Costs exclude any Foundation Funded FTE Costs (as defined in the CHDI Agreement).

4.8.3.                                     CHDI Funding.  Genzyme shall be solely responsible for the costs and expenses of any activities under the HD Collaboration R&D Plan to the extent such activities are activities under the CHDI R&D Plan and are covered by any Foundation Support (as defined in the CHDI Agreement) received by Genzyme from CHDI pursuant to the CHDI Agreement.

4.9.                            Human POP Studies.  During the Option Period for each Collaboration Program, Voyager shall reasonably consult with, and obtain the approval of, the DAC regarding the design of and the written protocol for each Human POP Study proposed to be conducted for any Collaboration Product.  At least [***], Voyager shall submit a draft of such protocol to the DAC for review, comment and approval.  Voyager shall include any comments provided by the DAC.  Subject to Section 9.1.6 (Decision-Making), Voyager shall not Initiate any Human POP Study until the protocol of such study has been approved by the DAC. If Genzyme’s representatives of the DAC vote to approve such protocol, then if the study is performed in accordance with such protocol, the study will be deemed to meet the definition of Human POP Study in Section 1.140 (Human POP Study).

4.10.                     Failure to Initiate Human POP Studies.  On an Agreement Program-by-Agreement Program basis, other than the PD Collaboration Program and the Future Collaboration Program, if Voyager does not Initiate a Human POP Study for such Agreement Program by December 31, 2016, and Genzyme has not terminated this Agreement with respect to such Collaboration Program pursuant to Section 16.2.5.2 (Termination for Voyager Program Abandonment) if applicable, then Genzyme shall be entitled, as its sole and exclusive remedy for such failure to initiate such Human POP Study by such date, to a credit of ten million dollars ($10,000,000) for each such Collaboration Program for which a Human POP Study has not been Initiated by such date, which [***]. With respect to the Future Collaboration Program, if Voyager does not Initiate a Human POP Study for such Future Collaboration Program by the tenth (10th) anniversary of the date that Genzyme provides Voyager with the Future Collaboration Designation Notice and Genzyme has not terminated this Agreement with respect to the Future Collaboration Program pursuant to Section 16.2.5.2 (Termination for Voyager Program Abandonment) if applicable, then Genzyme shall be entitled, as its sole and exclusive remedy for such failure to initiate such Human POP Study by such date, to a credit of ten million dollars ($10,000,000), which credit shall be creditable against royalties pursuant to Section 12.4 (Royalties Payable to Voyager) and the milestones pursuant to Section 12.3 (Milestones) due under this Agreement by Genzyme.  Further, if Voyager does not Initiate a Human POP Study by December 31, 2016 for such Agreement Program or within such 10 year period for the Future Collaboration Program as a result of a regulatory delay or a force majeure event, such time period shall be extended for so long as such regulatory delay or force majeure event continues and Voyager shall not be deemed to have failed to Initiate a Human POP Study pursuant to this Section 4.10 (Failure to Initiate Human POP Studies).

4.11.                     Records; Reports; Information Sharing.

4.11.1.                              Development Activities Reports. During the Option Period for a given Collaboration Program, Voyager shall periodically provide to the DAC, at each regularly scheduled meeting thereof, but in no event less than on a Calendar Quarter basis, or more frequently as reasonably requested by the other Party or the DAC, a report regarding

Development activities conducted by or on behalf of Voyager or planned to be undertaken with respect to each Collaboration Program, including a summary of results, information, and data generated, any activities planned with respect to Development going forward (including, for example, updates regarding regulatory matters and Development activities for the next Calendar Quarter), challenges anticipated and updates regarding intellectual property issues (including a disclosure of Collaboration Technology developed or generated since the last written report) relating to each Collaboration Program.  In addition, (a) in connection with each regularly scheduled meeting of the DAC during the Option Period, Voyager shall provide to the DAC and Genzyme copies of all then-available research, preclinical, clinical, regulatory and supporting data, summaries and reports and any material correspondence with Regulatory Authority with respect to any Collaboration Product, and (b) Voyager shall promptly share with Genzyme all material developments and information that it comes to possess relating to the Development of any Collaboration Products, including Safety Concerns, study reports and data generated from Clinical Studies of such Collaboration Product.  Genzyme shall have the right to reasonably request clarifications and answers to questions with respect to such reports and Voyager shall provide such clarifications and answers to Genzyme in a timely manner.

4.11.2.                              Due Diligence and Post-IND Reports.  Following the filing of an IND with respect to any Collaboration Product, to assist Genzyme in conducting thorough due diligence to decide whether to exercise an Option for such Collaboration Product (a) Voyager shall afford to Genzyme and its representatives reasonable access during normal business hours to Voyager’s personnel, records and data, offices, laboratories, and manufacturing and supplier sites that Genzyme may reasonably request regarding such Collaboration Product; and (b) Voyager shall promptly provide through an electronic data room copies of (i) any contracts, agreements or other documents requested by Genzyme, (ii) any patent, regulatory or CMC information, (iii) any material, complete sets of research, preclinical or clinical data and (iv) raw data tables or original materials, in each case (i) — (iv), then available to Voyager.

4.11.3.                              Scientific Records.  Voyager shall maintain scientific records, in sufficient detail and in sound scientific manner appropriate for patent and regulatory purposes, which shall fully and properly reflect all work done and results achieved in the performance of the Development activities with respect to each Collaboration Program and any Collaboration Product generated thereby.

4.11.4.                              Personnel. Genzyme may request, through the DAC, that Voyager reasonably make available for consultation regarding the Development of any Collaboration Product certain of its employees or contractors engaged in Development activities with respect to such Collaboration Product.  The DAC shall reasonably coordinate, upon reasonable notice during normal business hours and at their respective places of employment, consultation between Genzyme and Voyager on the progress of the Development for such Collaboration Product.

4.11.5.                              Confidentiality. All information exchanged by the Parties under this Section 4 (R&D Prior to Option Exercise) shall be deemed to be Confidential

Information of the disclosing Party and maintained in accordance with Section 10 (Confidentiality and Publication).

4.12.                     Initial Split Territory Global Development Plan for Split Territory Agreement Products.  The initial Split Territory Global Development Plan for each Split Territory Agreement Product shall be included in the Option Data Package for such Split Territory Agreement Product provided by Voyager to Genzyme under Section 3.2.1 (Option Notice; Option Data Package). The DAC shall review and approve such initial Split Territory Global Development Plan prior to its inclusion in such Option Data Package. Unless the DAC elects to utilize the Genzyme PD Technology in accordance with Section 4.5 (Use of Genzyme PD Technology) or unless otherwise agreed by Genzyme, the initial Split Territory Global Development Plan for the PD Agreement Product will contain all of the Development activities set forth in the Collaboration R&D Plan for the PD Collaboration Program attached hereto as Schedule 4.3.1-2 that are not yet completed at the time of the delivery of the Option Data Package.

4.13.                     Third Parties.  Voyager may utilize the services of Third Parties to perform its Development activities under the Collaboration Programs, provided that (a) with respect to any material Development activities that may continue beyond the Option Exercise Date with respect to a given Agreement Program, Genzyme approves the use of any such Third Party in advance, (b) Voyager shall require that such Third Party operates in a manner consistent with this Agreement, (c) Voyager shall remain at all times fully liable for its respective responsibilities and for the acts and omissions of such Third Parties under this Agreement, and (d) Voyager and Genzyme shall make reasonable efforts to share, through the DAC, information regarding any prior experience with specific contract research organizations that are anticipated to be engaged to perform work under a Collaboration R&D Plan.  Voyager shall require that any Third Party agreements entered into pursuant to this Section 4.13 (Third Parties) include confidentiality and non-use provisions that are, in the aggregate, not materially less stringent than those set forth in Section 10 (Confidentiality and Publication) of this Agreement; provided that, with respect to any academic institution, Voyager shall only be obligated to use commercially reasonable efforts to include in such agreement terms not materially less stringent than those set forth in Section 10.2.1 (Publication). Voyager shall use commercially reasonable efforts to obtain ownership of, but in any event will obtain a perpetual, fully-paid, worldwide, fully sublicensable (through multiple tiers) license under and to, any Know-How and Patent Rights that are developed by such Third Party in the performance of such agreement and are reasonably necessary or useful to Develop, Manufacture or Commercialize Licensed Products (which license must be exclusive with respect to any Agreement Product but not with respect to such Third Party’s background technology and improvements thereof).

4.14.                     U.S. Agreements.

4.14.1.                              HD Collaboration Program. Prior to the Option Exercise Date for the HD Agreement Program and, if Genzyme exercises the Co-Co Option with respect to the HD Agreement Program, thereafter, Voyager will not enter into any Agreement with a Third Party pursuant to which it grants any Third Party any license or other right to Develop or Commercialize any HD Agreement Product.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.14.2.                              Other Split Territory Collaboration Programs. With respect to any Split Territory Collaboration Program (other than the HD Collaboration Program prior to the Option Exercise Date or thereafter if Genzyme exercises the Co-Co Option), on a Split Territory Collaboration Program-by-Split Territory Collaboration Program basis, Voyager will not enter into any Agreement with a Third Party pursuant to which it grants any Third Party any license or other right to Develop or Commercialize in the United States any Split Territory Collaboration Product under such Split Territory Collaboration Program unless it has provided written notice to Genzyme at least [***] days in advance of entering into such Agreement and has in good faith provided Genzyme with a reasonable opportunity to negotiate with Voyager with respect to such license or other rights (which negotiation may occur simultaneously with Voyager’s negotiation with such Third Party).

5.                                      R&D POST-OPTION EXERCISE

5.1.                            Overview.  Upon exercise of the Option for a given Collaboration Program, such Collaboration Program shall become a Licensed Program and the Collaboration Products under such program shall become Licensed Products in accordance with Section 3.3 (Exercise of an Option). Development of such Licensed Products shall be governed by this Section 5 (R&D Post-Option Exercise), with Development of Split Territory Licensed Products (including HD Licensed Products) governed by Section 5.2 (Split Territory Licensed Products) and Development of SMA Licensed Products governed by Section 5.3 (SMA Licensed Products).

5.2.                            Split Territory Licensed Products.

5.2.1.                                     Overview.  The Parties shall collaborate in the Development of each Split Territory Licensed Product pursuant to the applicable Split Territory Global Development Plan for such Split Territory Licensed Product.  The PSC shall have primary responsibility for the oversight of the Split Territory Global Development Plans.  The Parties shall have shared responsibility for execution of those Split Territory Global Development Plans. Voyager shall have sole responsibility for the Voyager Territory Development Plans, as described below.  Genzyme shall have sole responsibility for the Genzyme Territory Development Plans, as described below.

5.2.2.                                     Split Territory Global Development Plans.  For each Split Territory Licensed Product, the Development activities that are necessary or useful to be undertaken for such Split Territory Licensed Product to achieve initial Regulatory Approval for such Split Territory Licensed Product shall be set forth in reasonable detail in a written work plan and time table that is approved by the PSC (each, an “Split Territory Global Development Plan”).  The initial Split Territory Global Development Plan for each Split Territory Licensed Product, which shall have been approved by the DAC pursuant to Section 4.12 (Initial Global Development Plan for Licensed Products) shall be included in the Option Data Package for such Split Territory Licensed Product provided by Voyager to Genzyme pursuant to Section 3.2.1 (Option Notice; Option Data Package), and within [***] after the Option Exercise Date for such Split Territory Licensed Product the PSC responsible for such Split Territory Licensed Product shall review, update and approve such Split Territory Global Development Plan and it shall be

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attached hereto as Schedule 5.2.2-1, 5.2.2-2, and so forth, sequentially in order of the Option Exercise Date for the Split Territory Licensed Product that is the subject of such Split Territory Global Development Plan. Any subsequent update or change to the Split Territory Global Development Plan must be approved by the PSC. Each Split Territory Global Development Plan shall include all Development activities that are reasonably necessary to obtain initial Regulatory Approval of the applicable Split Territory Licensed Product in each MMC (all such Development activities collectively, the “Split Territory Global Development Activities”); provided, however, that, unless otherwise agreed by the Parties, in no event shall any Split Territory Global Development Plan include (a) any Secondary Indication Study, except for Secondary Indication Studies included in the initial Split Territory Global Development Plan or added to a Split Territory Global Development Plan pursuant to Section 5.2.5 (Secondary Indications) and (b) any Development activities that are reasonably necessary to obtain initial Regulatory Approval of the applicable Split Territory Licensed Product in or for any country other than in each MMC. Each Split Territory Global Development Plan shall allocate responsibility for the performance of each Split Territory Global Development Activity to one of the Parties.  The time table for the completion of the Split Territory Global Development Activities included in each Split Territory Global Development Plan shall be designed to obtain initial Regulatory Approval of the applicable Split Territory Licensed Product in each MMC in a proximal fashion and as soon as reasonably possible.  The terms of, and Development activities set forth in, each Split Territory Global Development Plan shall at all times be designed to be in compliance with all applicable Laws and in accordance with professional and ethical standards customary in the pharmaceutical industry.

5.2.3.                                     Split Territory Global Development Budget.  Each Split Territory Global Development Plan shall contain [***] budget for the planned Split Territory Global Development Activities to be performed during the then-current Calendar Year (broken down by Calendar Quarter) and the next Calendar Year (broken down by Calendar Quarter), and a forecast of the budgets for each subsequent Calendar Year thereafter through completion of all Split Territory Global Development Activities set forth in any such Split Territory Global Development Plan, provided that each initial Split Territory Global Development Plan shall also include such a budget for the partial Calendar Year commencing as of the date of such Split Territory Global Development Plan and ending December 31 of such Calendar Year (each such two-year budget plus any such partial Calendar Year is a “Split Territory Global Development Budget”).  Each Split Territory Global Development Budget shall be updated annually by the PSC responsible for the applicable Split Territory Licensed Product in accordance with Section 5.2.4 (Updates and Amendments Split Territory Global Development Plans and Split Territory Global Development Budgets).  The initial Split Territory Global Development Budget for a Split Territory Licensed Product, and each update thereto, shall be prepared by the PSC in accordance with budgeting policies and procedures that are similar to Genzyme’s budgeting policies and procedures (which policies and procedures Genzyme shall supply to Voyager from time to time) and approved by the PSC. Each Split Territory Global Development Budget shall include an itemized list of the applicable Split Territory Global Development Activities to be performed during the [***] covered by such Split Territory Global Development Budget, with detailed line

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item entries for each Split Territory Global Development Activity setting forth the costs directly related to such Split Territory Global Development Activity (broken out by Out-of-Pocket Costs and Development FTE Costs for Development FTEs directly engaged to perform such Split Territory Global Development Activity) and specifying what Party or Third Party is responsible for performing the applicable Split Territory Global Development Activity.  If not otherwise provided under the Stock Purchase Agreement or any Investor Agreement, upon the request of Genzyme no more frequently than annually, Voyager shall provide Genzyme with copies of its most recent financial statements.

5.2.4.                                     Updates and Amendments to the Split Territory Global Development Plans and Split Territory Global Development Budgets.  The PSC shall review the applicable Split Territory Global Development Plans and Split Territory Global Development Budgets not less frequently than annually and shall develop detailed and specific updates to such plans and budgets no later than [***] of each Calendar Year for the next Calendar Year, which draft updates shall be finalized and approved by the PSC and included into the applicable Split Territory Global Development Plan and Split Territory Global Development Budget no later than [***] of each Calendar Year for the next Calendar Year.  Each update to the Split Territory Global Development Budget shall include an updated [***] rolling budget for the probable Split Territory Global Development Activities to be performed during the then-current Calendar Year (broken down by Calendar Quarter) and the next Calendar Year (broken down by Calendar Quarter), and a forecast of the budgets for each subsequent Calendar Year thereafter through completion of all Split Territory Global Development Activities set forth in any such Split Territory Global Development Plan. Either Party or the PSC may also develop and propose from time to time other substantive amendments to the Split Territory Global Development Plans and Split Territory Global Development Budgets.  The PSC shall review proposed amendments presented by either Party and may approve such proposed amendments or any other proposed amendments that the PSC may consider from time to time in its discretion and, upon such approval by the PSC, the applicable Split Territory Global Development Plan shall be amended accordingly. Amendments and updates to the Split Territory Global Development Plan shall not be effective without the approval of the PSC.

5.2.5.                                     Secondary Indications.

5.2.5.1.                                     Additional Development Proposals.  If a Party desires to conduct a Secondary Indication Study of a Split Territory Licensed Product for the purpose of seeking Regulatory Approval to market such Split Territory Licensed Product for a Secondary Indication, such Party (the “Proposing Party”) shall submit to the PSC responsible for such Split Territory Licensed Product a proposal to add such Secondary Indication Study to the applicable Split Territory Global Development Plan (an “Additional Development Proposal”).  Each Additional Development Proposal shall describe in reasonable detail the Secondary Indication Study(ies) that the Proposing Party desires to conduct, including a synopsis of the trial, the proposed enrollment criteria, number of patients to be included, endpoints to be measured, and statistical design and powering (the “Additional Development Activities”), as

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well as a proposed timeline and budget and an analysis of the business opportunity and revenue potential for such Additional Development Activities and Secondary Indication.

5.2.5.2.                                     PSC Decision Regarding Additional Development Activities.  The PSC shall vote on whether to approve an Additional Development Proposal within [***] after receipt thereof from the Proposing Party as set forth in this Section 5.2.5.2 (PSC Decision Regarding Additional Development Activities).

(a)                                 If the PSC approves an Additional Development Proposal, upon such an approval, the applicable Split Territory Global Development Plan shall be amended to include the Additional Development Activities, including the proposed timeline and budget for such Additional Development Activities, set forth in such Additional Development Proposal (as may be amended by the PSC) upon such approval.  Any Additional Development Activities included in a Split Territory Global Development Plan pursuant to this Section 5.2.5.2 (PSC Decision Regarding Additional Development Activities) shall be deemed to be Split Territory Global Development Activities for all purposes under this Agreement (including the definition of Global Development Costs).

(b)                                 If the PSC fails to approve an Additional Development Proposal, upon such a failure, the Secondary Indication Study proposed in the Additional Development Proposal shall not be deemed an Split Territory Global Development Activity for any purpose under this Agreement, and Sections 5.2.5.3 (Independent Performance of Additional Development Activities) and 5.2.5.4 (Opt-In for Additional Development Activities) shall apply.

5.2.5.3.                                     Independent Performance of Additional Development Activities.

(a)                                 If the PSC fails to approve for inclusion in the Split Territory Global Development Plan an Additional Development Proposal proposed by a Party for a Secondary Indication Study(ies) for a Split Territory Licensed Product, such Proposing Party may, upon notice to the other Party (the “Non-Proposing Party”), conduct the proposed Secondary Indication Study(ies) at its own expense; provided, however, that if the Proposing Party receives written notice from the Non-Proposing Party [***].

(b)                                 Notwithstanding anything in Section 6.2.7 (Right of Reference) to the contrary, if the PSC does not approve an Additional Development Proposal, unless and until the Non-Proposing Party delivers an Additional Development Opt-In Notice with respect to such Additional Development Activity, as described in Section 5.2.5.4 (Opt-In for Additional Development Activities), the Non-Proposing Party shall not have any rights under Section 6.2.7 (Right of Reference) with respect to any information or data generated from any Secondary Indication Study that was the subject of the unapproved Additional Development Proposal.

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5.2.5.4.                                     Opt-In for Additional Development Activities.  In the event that the Proposing Party conducts Secondary Indication Study(ies) pursuant to Section 5.2.5.3 (Independent Performance of Additional Development Activities), the Non-Proposing Party may elect, in its discretion and upon written notice to the Proposing Party (an “Additional Development Opt-In Notice”), to opt in with respect to any Secondary Indication Study that was the subject of such Additional Development Proposal that the Proposing Party elected to conduct in accordance with Section 5.2.5.3 (Independent Performance of Additional Development Activities), and then (i) such Secondary Indication Study shall be deemed to be a Split Territory Global Development Activity under the Split Territory Global Development Plan for the applicable Split Territory Licensed Product from and after the date on which such Additional Development Opt-In Notice is received by the Proposing Party (the “Additional Development Opt-In Date”); (ii) the then-current plan and budget of the Proposing Party with respect to such Secondary Indication Study shall be deemed to be included within, and part of, the Split Territory Global Development Plan for such Split Territory Licensed Product as of the Additional Development Opt-In Date; and (iii) the Non-Proposing Party shall have all rights granted to it under Section 6.2.7 (Right of Reference) with respect to the information and data generated from such Secondary Indication Study as if such Secondary Indication Study was conducted under the Split Territory Global Development Plan for such Split Territory Licensed Product, provided that, the Non-Proposing Party’s right to so opt-in with respect to such Additional Development Activities, triggering the results described in the foregoing clauses (i) through (iii), is conditioned on the [***].

5.2.6.                                     Voyager Territory Development Plan.  Other than Split Territory Global Development Activities, all Development activities to be undertaken with respect to each Split Territory Licensed Product by or on behalf of Voyager with respect to the Voyager Territory, including Secondary Indication Studies, shall be set forth in a written work plan and time table (each, a “Voyager Territory Development Plan”).  The initial Voyager Development Plan for each Split Territory Licensed Product shall be prepared by Voyager and, following review and approval by the PSC, shall then be attached to the PSC meeting minutes and deemed to be attached hereto as Schedules 5.2.6-1, 5.2.6-2 and so forth, sequentially in order of the Option Exercise Date for the Split Territory Licensed Product that is the subject of such Voyager Territory Development Plan.  Each Voyager Territory Development Plan shall set forth a rolling written work plan and time table with respect to the Development of and Secondary Indication Studies for the applicable Split Territory Licensed Product from the Option Exercise Date until the later of (a) [***]  from date of such plan, and (b) receipt of Regulatory Approval for such Split Territory Licensed Product in the United States.  Each Voyager Territory Development Plan shall subsequently be updated by Voyager from time-to-time at least once each Calendar Year not later than September 1 until such time as no further Development or Secondary Indication Studies are occurring or expected to occur with respect to the applicable Split Territory Licensed Product.  Voyager shall present each Voyager Territory Development Plan and any proposed amendments thereto to the applicable PSC at least [***] in advance of implementation of the Voyager Territory Development Plan, and following

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review and approval by the PSC, shall then be attached to the PSC meeting minutes and deemed to be attached hereto as the applicable Schedule.  In addition, notwithstanding anything to the contrary in this Agreement, Voyager shall not conduct any Clinical Study for a Split Territory Licensed Product in a country in the Genzyme Territory without Genzyme’s prior written consent.

5.2.7.                                     Genzyme Territory Development Plan. Other than Split Territory Global Development Activities, all Development activities to be undertaken with respect to each Split Territory Licensed Product by or on behalf of Genzyme with respect to the Genzyme Territory, including Secondary Indication Studies, shall be set forth in a written work plan and time table (each, a “Genzyme Territory Development Plan”). The initial Genzyme Territory Development Plan for each Split Territory Licensed Product shall be prepared by Genzyme and, following review and approval by the PSC, shall then be attached to the PSC meeting minutes and deemed to be and attached hereto as Schedules 5.2.7-1, 5.2.7-2 and so forth, sequentially in order of the Option Exercise Date for the Split Territory Licensed Product that is the subject of such Genzyme Territory Development Plan.  Each Genzyme Territory Development Plan shall set forth a rolling written work plan and time table with respect to the Development of and Secondary Indication Studies for the applicable Split Territory Licensed Product from the Option Exercise Date until the later of (a) [***] from date of such plan, and (b) receipt of Regulatory Approval for such Split Territory Licensed Product.  Each Genzyme Territory Development Plan shall subsequently be updated by Genzyme from time-to-time at least once each Calendar Year not later than September 1 until such time as no further Development or Secondary Indication Studies are occurring or expected to occur with respect to the applicable Split Territory Licensed Product.  Genzyme shall present each Genzyme Territory Development Plan and any proposed amendments thereto to the applicable PSC at least [***] days in advance of implementation of the Genzyme Territory Development Plan, and following review and approval by the PSC, shall then be attached to the PSC meeting minutes and deemed to be attached hereto as the applicable Schedule.  In addition, notwithstanding anything to the contrary in this Agreement, Genzyme shall not conduct any Clinical Study for a Split Territory Licensed Product in the Voyager Territory without Voyager’s prior written consent.

5.2.8.                                     Global Development Costs.

5.2.8.1.                                     Split Territory. With respect to each Split Territory Licensed Product, Voyager shall be responsible for [***] percent ([***] %) of all Global Development Costs and Genzyme shall be responsible for [***] percent ([***] %) of all Global Development Costs, in each case for Split Territory Global Development Activities that are incurred after the Option Exercise Date for such Split Territory Licensed Product through Regulatory Approval in all MMCs; provided, that if Genzyme exercises the Co-Co Option for the HD Collaboration Program, then Voyager shall be responsible for [***] percent ([***]%) of such Global Development Costs with respect to HD Licensed Products and Genzyme shall be responsible for [***] percent ([***] %) of such Global Development Costs for HD Licensed Products incurred on or after the date of Genzyme’s exercise of the Co-Co Option. Voyager shall be

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responsible for one hundred percent (100%) of Global Development Costs for Split Territory Global Development Activities for any Split Territory Licensed Product that are incurred prior to the Option Exercise Date for such Split Territory Licensed Product for goods and services to be performed prior to the Option Exercise Date.

5.2.8.2.                                     True-Up. Global Development Costs for each Split Territory Licensed Product shall initially be borne by the Party incurring the cost or expense.  Each Party shall calculate and maintain records of Global Development Costs incurred by it and its Affiliates with respect to a Split Territory Licensed Product and, within [***] following the end of each Calendar Quarter, each Party shall submit to the other a report detailing the Global Development Costs incurred by it and its Affiliates during such Calendar Quarter, and, if requested, shall provide reasonable supporting documentation to the other Party (an “Global Development Costs Report”). The Party that incurs more than its share of the total actual Global Development Costs with respect to a Split Territory Licensed Product during any Calendar Quarter shall be paid by the other Party an amount of cash sufficient to reconcile to its agreed percentage of Global Development Costs for such Split Territory Licensed Product, which payment shall be made within [***] after delivery of the Global Development Costs Reports for such Calendar Quarter.

5.2.8.3.                                     Overruns; Unplanned Activities.  For the avoidance of doubt, any costs incurred by a Party for any Development activity that are not set forth in then-current Split Territory Global Development Budget or are incurred for any Development activity not included in the then-current Split Territory Global Development Plan are not Global Development Costs, will not be subject to allocation and reconciliation pursuant to this Section 5.2.8, and will be borne entirely by the Party that incurs them.

5.2.8.4.                                     Development Cost Disputes. Notwithstanding the foregoing, if following receipt of a Global Development Costs Report a Party (the “Disputing Party”) disputes any Global Development Costs under such Global Development Costs Report, it shall have [***] to notify the other Party (the “Non-Disputing Party”).  Upon receiving such notice from the Disputing Party, the Non-Disputing Party shall, at the reasonable request of the Disputing Party, provide to the Disputing Party supporting documentation relating to any such disputed Global Development Costs.  The Parties shall use reasonable efforts to resolve any such dispute as soon as reasonably practicable, and any undisputed portion of Global Development Costs in such Global Development Costs Report shall be paid within [***] after delivery of such Global Development Costs Report.  Once the Parties have resolved such dispute, any disputed amounts still owed by either Party shall be paid within [***] days of resolution of such dispute.

5.2.9.                                     Voyager Territory Development Costs. Except with respect to Global Development Costs (which shall be shared by the Parties in accordance with Section

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5.2.8 (Global Development Costs)), Voyager shall be responsible for one hundred percent (100%) of all costs and expenses incurred with respect to Development activities that are conducted by Voyager pursuant to any Voyager Territory Development Plan.

5.2.10.                              Genzyme Territory Development Costs. Except with respect to Global Development Costs (which shall be shared by the Parties in accordance with Section 5.2.8 (Global Development Costs)), Genzyme shall be responsible for one hundred percent (100%) of all costs and expenses incurred with respect to Development activities that are conducted by Genzyme pursuant to any Genzyme Territory Development Plan.

5.2.11.                              Development Cost Opt-Out.

5.2.11.1.                              Forecasted Development Opt-Out. On a Split Territory Licensed Program-by-Split Territory Licensed Program basis, Voyager may elect to cease further participation in funding and conducting Development activities pursuant to the Split Territory Global Development Plan for each such Split Territory Licensed Program by providing Genzyme with written notice thereof at any time prior to August 1st of a given Calendar Year, which election shall become effective on January 1 of the subsequent Calendar Year (the “Forecasted Opt-Out Effective Date”) for the remainder of the Term with respect to such Split Territory Licensed Program (any such election, a “Forecasted Opt-Out”).  In the event of a Forecasted Opt-Out with respect to a given Split Territory Licensed Program, on the Forecasted Opt-Out Effective Date and for the remainder of the Term, (a) the Genzyme Territory for such Split Territory Licensed Program (and any Split Territory Licensed Product under such Split Territory Licensed Program) shall be worldwide; and (b) the Parties’ rights and obligations with respect to such Split Territory Licensed Program and such Split Territory Licensed Products) under this Agreement, including the following sections but excluding Section 12 (Financial Terms; Royalty Reports; Payments and Audits) and Section 13.5 (Exclusivity), shall be as if such Split Territory Licensed Program were an additional SMA Licensed Program (and not a Split Territory Licensed Program) and such Split Territory Licensed Products are additional SMA Licensed Products (and not Split Territory Licensed Products), mutatis mutandis: Sections 5.1 (Overview), 5.3 (SMA Licensed Products), 5.5 (Records, Reports and Information Sharing), 5.6 (Third Parties), 6 (Regulatory Matters), 7 (Commercialization), 8 (Manufacture and Supply of Agreement Products), 9 (Collaboration Management), 11 (Licenses), Section 12 (Financial Terms; Royalty Reports; Payments and Audits), 13 (Representations, Warranties and Covenants) (other than Section 13.5 (Exclusivity)), 14 (Indemnification; Limitation of Liability; Insurance), 15 (Intellectual Property Ownership, Protection and Related Matters), and 16 (Term and Termination; Remedies); and (c) the development milestone event and development milestone payment set forth in Section 12.3.1(i) (Development Milestones) shall apply to any Split Territory Licensed Product under such Split Territory Licensed Program as if such Split Territory Licensed Product were an additional SMA Licensed Product. The classification of such Split Territory

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Licensed Program (and Split Territory Licensed Products) as an additional SMA Licensed Program (and additional SMA Licensed Program) shall have no effect on any other SMA Licensed Program or SMA Licensed Product.

5.2.11.2.                              Mid-Cycle Cost Cover. On a Split Territory Licensed Program-by-Split Territory Licensed Program basis, for any Calendar Year in which Development of such Split Territory Licensed Program occurs, either Party may request in writing that the other Party cover a specified portion of the requesting Party’s share of Global Development Costs allocated to the requesting Party. The non-requesting Party may agree to cover such portion of the of the requesting Party’s share of Global Development Costs in the non-requesting Party’s sole discretion. If the non-requesting Party so agrees, it shall do so in writing, which writing shall specify the amount of Global Development Costs the non-requesting Party agrees to cover for the requesting Party. Within [***] following January 1 of the Calendar Year subsequent to the Calendar Year during which the non-requesting Party covers any Global Development Costs for the requesting Party, the requesting Party shall pay to non-requesting Party [***] covered by the non-requesting Party for the requesting Party.

5.3.                            SMA Licensed Products.

5.3.1.                                     Overview; Diligence. Genzyme shall have the sole right to Develop SMA Licensed Products worldwide.  Genzyme shall use Commercially Reasonable Efforts to Develop the SMA Licensed Product and obtain Regulatory Approval therefor in each Genzyme Territory MMC; provided, however, that Voyager’s sole and exclusive remedy for any breach by Genzyme of such obligation to use such Commercially Reasonable Efforts shall be [***].

5.3.2.                                     Transition. Within [***] after the Option Exercise Date for an SMA Licensed Product, Voyager shall prepare and provide to Genzyme a draft plan for the transition of the Development of such SMA Licensed Product from Voyager to Genzyme (a “Transition Plan”). Promptly following the delivery of such draft Transition Plan to Genzyme (and in any event no later than [***] following such delivery), the SMAC shall finalize the Transition Plan for such SMA Licensed Product.  The Transition Plan for each SMA Licensed Product shall require Voyager to, during the Transition Period: (a) transfer to Genzyme all Know-How Controlled by Voyager that is reasonably necessary or useful for Developing or Manufacturing such SMA Licensed Product, or obtaining or maintaining Regulatory Approval for such SMA Licensed Product worldwide, including information and materials reasonably requested by Genzyme, in a format reasonably acceptable to Genzyme (which shall be specified in such Transition Plan, along with the process of transferring such Know-How); (b) assign to Genzyme all INDs and other regulatory filings, including filings related to orphan drug designations, submitted to, or filed with, any Regulatory Authority with respect to such SMA Licensed Product, as well as any related regulatory documents submitted to any Regulatory Authority with respect to such SMA Licensed Product and any drug master files maintained by or on behalf of Voyager with respect to such SMA Licensed Product; (c) transfer to Genzyme all written correspondence with any Regulatory Authority with respect to such SMA Licensed

Product and all written minutes of meetings and memoranda of oral communications with any Regulatory Authority with respect to such SMA Licensed Product; (d) assign to Genzyme any Third Party agreements relating solely and exclusively to the Development of such SMA Licensed Product to which Voyager is a party (including any Voyager In-License; provided, however, that if consent of the counterparty to such agreement is required, then Voyager will use commercially reasonable efforts to obtain such consent and will not be obligated to assign such contract until such consent is obtained); and (e) transfer to Genzyme any other information or materials requested by Genzyme that are necessary or useful for Development of such SMA Licensed Product worldwide (the items described in clauses (a) through (e) collectively, “Development Information”).  The Transition Plan for each SMA Licensed Product shall also describe any Development activities with respect to such SMA Licensed Product that Voyager is required to perform as requested by Genzyme and mutually agreed upon by the Parties (“Transition Activities”).  Each Party shall use commercially reasonable efforts to perform the obligations assigned to it under the Transition Plan in accordance with any timelines set forth therein and, Genzyme shall be responsible for all Out-of-Pocket costs incurred by the Parties in performing such obligations under the Transition Plan.  With respect to each of Voyager’s employees who were engaged in the Development of an SMA Licensed Product prior to the Option Exercise Date for such SMA Licensed Product, Voyager shall (i) commit a sufficient portion of such employee’s working hours to enable the completion of the activities set forth in the Transition Plan for such SMA Licensed Product in accordance with the timeline set forth in such Transition Plan and (ii) make such employee available to Genzyme at Genzyme’s reasonable request until the obligations in such Transition Plan with respect to which such employee has or had relevant experience or knowledge are completed.

5.3.3.                                     SMA Global Development Plan. Following the Option Exercise Date with respect to an SMA Licensed Product, Genzyme shall provide the SMAC with a summary work plan and timetable for the Development activities expected to be undertaken with respect to such SMA Licensed Product worldwide (a “SMA Global Development Plan”).  The SMAC shall review and provide comments on the SMA Global Development Plan and Genzyme shall consider in good faith such SMAC comments.  Genzyme shall have sole discretion and control over the contents of such SMA Global Development Plan.

5.3.4.                                     Global Development Costs. With respect to any SMA Licensed Product, Genzyme shall be responsible for one-hundred percent (100%) of all Global Development Costs that occur after the Option Exercise Date for such SMA Licensed Product.  Voyager shall be responsible for one-hundred percent (100%) of Global Development Costs for such SMA Licensed Product that occur prior to the Option Exercise Date for the SMA Licensed Product for goods and services to be performed prior to the Option Exercise Date. For clarity, Global Development Costs to be paid by Genzyme pursuant to this Section 5.3.4 (Global Development Costs) shall exclude any amounts paid after the Option Exercise Date for the SMA Licensed Product to Third Parties with respect to services rendered or services procured in connection with the conduct of any Clinical Study or Development activity that, in either case, is completed or performed prior to the Option Exercise Date for the SMA Licensed Product. Voyager

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shall invoice Genzyme for the Global Development Costs to be paid by Genzyme pursuant to this Section 5.3.4 (Global Development Costs) and incurred by Voyager.  Voyager shall provide copies of invoices from vendors and other supporting documentation as reasonably requested by Genzyme.  Genzyme shall reimburse Voyager within [***] after receipt by Genzyme of such invoice.  Genzyme shall reimburse Voyager on a quarterly basis for Development FTE Costs, Out-of-Pocket Costs and Cost of Goods incurred by Voyager in the performance of Transition Activities, within [***] after receipt by Genzyme of an invoice for such amounts from Voyager.

5.4.                            Performance of Split Territory Global Development Activities; Diligence.

5.4.1.                                     Performance. Each Party and its Affiliates shall conduct all Development activities allocated to such Party in a Split Territory Global Development Plan in sound scientific manner and in compliance with applicable Law and the applicable Split Territory Global Development Plan, as such Split Territory Global Development Plan may be amended from time to time in accordance with this Agreement.  Notwithstanding anything to the contrary in this Section 5.4.1 (Performance), neither Party shall be obligated to undertake or continue any activity under a Split Territory Global Development Plan if (a) such Party reasonably determines that performance of activity would violate applicable Law; or (b) with respect to any Global Clinical Study, (i) a Regulatory Authority or independent safety data review board for such Global Clinical Study has required or recommended termination or suspension of such Global Clinical Study or (ii) such Party believes in good faith that termination or suspension of such Global Clinical Study is warranted because of safety or tolerability risks or the lack of suitable risk benefit ratio to the study subjects.  In the event that a Party determines not to undertake or continue any activity under a Split Territory Global Development Plan in accordance with the immediately preceding sentence, such Party shall promptly notify the other Party of such determination, and shall use all reasonable efforts to notify and consult with the other Party prior to making such determination.

5.4.2.                                     Voyager Diligence.  Voyager shall use Commercially Reasonable Efforts to (a) Develop each Split Territory Licensed Product and obtain Regulatory Approval therefor by the FDA in the United States; and (b) perform the Development activities allocated to it under each applicable Split Territory Global Development Plan, as each such Split Territory Global Development Plan may be amended in accordance with this Agreement.

5.4.3.                                     Genzyme Diligence. Genzyme shall use Commercially Reasonable Efforts to (a) Develop each Split Territory Licensed Product and obtain Regulatory Approval therefor in each Genzyme Territory MMC and (b) perform the Development activities allocated to it under each applicable Split Territory Global Development Plan, as each such Split Territory Global Development Plan may be amended in accordance with this Agreement; provided, however, that Voyager’s sole and exclusive remedy for any breach by Genzyme of such obligation to use such Commercially Reasonable Efforts shall be [***].

5.5.                            Records, Reports and Information Sharing.

5.5.1.                                     Development Activities Reports.

5.5.1.1.                                     Split Territory Licensed Products. Each Party shall periodically provide to the PSC responsible for a Split Territory Licensed Product, but in no event less than on a Calendar Quarter basis, or more frequently as reasonably requested by the other Party, an update regarding Development activities conducted by or on behalf of such Party with respect to such Split Territory Licensed Product, as well as any Secondary Indication Studies conducted by or on behalf of such Party with respect to such Split Territory Licensed Product.  The Parties shall periodically report to the PSC responsible for a Split Territory Licensed Product, but in no event less than on a Calendar Quarter basis, regarding their respective activities conducted under the Split Territory Global Development Plan for such Split Territory Licensed Product.  In addition, each Party shall promptly share with the other Party all material developments and information that it comes to possess relating to the Development of any Split Territory Licensed Products, including Safety Concerns and study reports and data generated from Clinical Studies of such Split Territory Licensed Product.

5.5.1.2.                                     SMA Licensed Products. Following the Transition Period with respect to an SMA Licensed Product, once every Calendar Quarter Genzyme shall provide to Voyager, through the SMAC, an update regarding Development activities conducted by or on behalf of Genzyme with respect to such SMA Licensed Product, as well as any Clinical Studies with respect to such SMA Licensed Product conducted by Genzyme.

5.5.2.                                     Scientific Records.  Each Party shall maintain scientific records, in sufficient detail and in sound scientific manner appropriate for patent and regulatory purposes, which shall fully and properly reflect all work done and results achieved in the performance of the Development activities, Clinical Studies and Secondary Indication Studies with respect to each Licensed Product by such Party.

5.5.3.                                     Information Exchange and Development Assistance.  Until the expiration or termination of the final Global Development Plan, upon the reasonable request of the other Party, each Party shall provide to the other Party, without additional compensation and in a commercially reasonable format, Know-How Controlled by such Party that is licensed to the other Party under this Agreement (i.e. Genzyme Collaboration Know-How for Genzyme and Voyager Know-How and Voyager Collaboration Know-How for Voyager), including copies of (a) all scientific information and data related to such Licensed Product (including all data made, collected or otherwise generated in the conduct of any pre-clinical studies, Clinical Studies, Secondary Indication Studies or early access/named patient programs for the Licensed Products, as well as CMC information), and (b) protocols and investigator brochures, in each case, that are reasonably necessary for the other Party (or its Related Parties) to perform its obligations or exploit its rights under this Agreement with respect to such Licensed

Product.  If,  following the completion of the Transition Plan with respect to an SMA Licensed Product, Voyager discovers that it Controls or possesses any Development Information with respect to such SMA Licensed Product that should have been transferred by Voyager to Genzyme under the Transition Plan but that was not so transferred, Voyager shall promptly provide such Development Information to Genzyme.

5.5.4.                                     Personnel.  Each Party may request, through the PSC with respect to a Split Territory Licensed Product, or through the SMAC with respect to an SMA Licensed Product, that the other Party reasonably make available for consultation regarding the Development of such Licensed Product certain of its employees engaged in Development activities with respect to such Licensed Product.  The PSC or SMAC responsible for a Licensed Product shall reasonably coordinate, upon reasonable notice during normal business hours and at their respective places of employment, consultation between the Parties on the progress of the Development for such Licensed Product.

5.5.5.                                     Confidentiality.  All information exchanged by the Parties under this Section 5 (R&D Post-Option Exercise) shall be deemed to be Confidential Information of the disclosing Party and maintained in accordance with Section 10 (Confidentiality and Publication) of this Agreement; provided, however, that all information with respect to an SMA Licensed Product delivered by Voyager to Genzyme pursuant to Section 5.3.2 (Transition) or 5.5.3 (Information Exchange and Development Assistance) shall be deemed to be Confidential Information of Genzyme.

5.6.                            Third Parties.  The Parties shall be entitled to utilize the services of Third Parties to perform their respective Development activities under this Section 5 (R&D Post-Option Exercise) provided that (a) each Party shall require that such Third Party operates in a manner consistent with this Section 5 (R&D Post-Option Exercise), (b) each Party shall remain at all times fully liable for its respective responsibilities and the acts and omissions of such Third Parties engaged by it under this Agreement, and (c) with respect to any Development related to any Split Territory Licensed Program or Split Territory Licensed Product, the Parties shall make reasonable efforts to share, through the PSC, information regarding any prior experience with specific Third Parties that are anticipated to be engaged to perform work under the applicable Split Territory Global Development Plan.  Each Party shall require that any Third Party agreement entered into pursuant to this Section 5.6 include confidentiality and non-use provisions that are, in the aggregate, not materially less stringent than those set forth in Section 10 (Confidentiality and Publication); provided that, with respect to any academic institution, each Party shall only be obligated to use commercially reasonable efforts to include in such agreement terms not materially less stringent than those set forth in Section 10.2.1 (Publication).  Voyager shall use commercially reasonable efforts to obtain ownership of, but in any event will obtain a perpetual, fully-paid, worldwide, fully sublicensable (through multiple tiers) license under and to, any Know-How and Patent Rights that are developed by such Third Party in the performance of such agreement and are reasonably necessary or useful to Develop, Manufacture or Commercialize Licensed Products in the Field (which license must be exclusive with respect to any Split Territory Licensed Product but not with respect to such Third Party’s background technology and improvements thereof)). The Party utilizing the services of a Third Party service provider shall be solely responsible for direction of and communications with such Third Party,

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but such Party shall provide the other Party with reasonably detailed updates regarding any such activities from time to time.

6.                                      REGULATORY MATTERS

6.1.                            Collaboration Products.

6.1.1.                                     Ownership of Regulatory Filings.  Voyager will own all INDs and related documentation submitted to any Regulatory Authority with respect to any Collaboration Product.

6.1.2.                                     Responsibilities for Regulatory Matters.  Voyager will be solely responsible for all regulatory matters relating to Collaboration Products, including (i) overseeing, monitoring and coordinating all regulatory actions, communications and filings with, and submissions to, Regulatory Authorities with respect to Collaboration Products; (ii) interfacing, corresponding and meeting with Regulatory Authorities with respect to Collaboration Products; (iii) seeking and maintaining all regulatory filings with respect to Collaboration Products; and (iv) maintaining and submitting all records required to be maintained or required to be submitted to any Regulatory Authority with respect to Collaboration Products.

6.1.3.                                     Communications with Regulatory Authorities.  Within [***] after receipt of any Material Communication from a Regulatory Authority with respect to any Collaboration Product, Voyager will provide Genzyme, through its Alliance Manager, with a brief written description of the principal issues raised in such Material Communication. Voyager will allow Genzyme a reasonable opportunity to review and comment on Voyager’s proposed response to any Material Communications with any Regulatory Authority with respect to any Collaboration Product in advance of the transmission of such response, and Voyager will reasonably consider all comments timely provided by Genzyme in connection therewith.

6.1.4.                                     Meetings with Regulatory Authorities.  Voyager shall provide Genzyme with reasonable advance notice of any pre-IND meetings or any other formal meeting or teleconference with any Regulatory Authority with respect to any Collaboration Product.  Voyager shall use commercially reasonable efforts to permit Genzyme to have, at Genzyme’s expense, a mutually acceptable representative of Genzyme attend, solely as an observer, such pre-IND meetings or other formal meetings or teleconferences; provided, however, that Voyager shall not be obligated to change or re-schedule any such meeting in order to accommodate the schedule of Genzyme’s representatives.

6.1.5.                                     Submissions.  With respect to each Collaboration Product, Voyager will allow Genzyme a reasonable opportunity to review and comment on all filings and other submissions to Regulatory Authorities or other Governmental Authorities related to such Collaboration Product in advance of submission of any such filings, and Voyager will reasonably consider all comments timely provided by Genzyme in connection therewith.  With respect to each Collaboration Product, Voyager shall provide Genzyme

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with prompt written notice of (but in any event within [***]) after the occurrence of the filing of any IND for such Collaboration Product; provided, however, that in all circumstances, Voyager shall inform Genzyme of such event prior to public disclosure of such event by Voyager.

6.1.6.                                     Cost of Regulatory Affairs.  Voyager will be responsible for all costs and expenses incurred in connection with regulatory affairs, activities and submissions with respect to Collaboration Products, and related regulatory affairs activities.

6.2.                            Licensed Products.

6.2.1.                                     Ownership of Regulatory Filings.

6.2.1.1.                                     Voyager Territory.  Voyager will own all INDs, BLAs and related regulatory documentation submitted to any Regulatory Authority in the Voyager Territory with respect to any Split Territory Licensed Product.

6.2.1.2.                                     Genzyme Territory.  Genzyme will own all INDs, BLAs and related regulatory documentation submitted to any Regulatory Authority in the Genzyme Territory with respect to any Licensed Product as well as any drug master files maintained by or on behalf of Genzyme anywhere in the world with respect to any Licensed Product. Promptly following the Option Exercise Date for a Licensed Product, Voyager will assign and transfer to Genzyme all INDs and related regulatory documentation submitted to any Regulatory Authority in the Genzyme Territory with respect to such Licensed Product that is in the possession or control of Voyager. Each Party will submit all filings, letters and other documentation necessary to effect such assignments and transfers to the applicable Regulatory Authority no later than [***] after such request for such Licensed Product. Voyager hereby appoints Genzyme as Voyager’s agent for all matters related to each Licensed Product involving Regulatory Authorities in the Genzyme Territory and ending on the date that the transfer of all INDs and related regulatory documents filed with or submitted to any Regulatory Authority in the Genzyme Territory that related to such Licensed Product becomes effective, and Genzyme hereby accepts such appointment.

6.2.2.                                     Responsibility for Regulatory Matters.

6.2.2.1.                                     Voyager Territory.  Pursuant to the Split Territory Global Development Plan for a Split Territory Licensed Product and, except as otherwise provided in such Split Territory Global Development Plan, Voyager will be solely responsible for all regulatory matters relating to such Split Territory Licensed Product in the Voyager Territory, including (i) overseeing, monitoring and coordinating all regulatory actions, communications and filings with, and submissions to, each Regulatory Authority in the Voyager Territory with respect to Split Territory Licensed Products; (ii) interfacing, corresponding and meeting with each Regulatory Authority in the Voyager Territory with respect to Split Territory Licensed Products; (iii) seeking and maintaining all

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

regulatory filings in the Voyager Territory with respect to Split Territory Licensed Products; and (iv) maintaining and submitting all records required to be maintained or required to be submitted to any Regulatory Authority in the Voyager Territory with respect to Split Territory Licensed Products.

6.2.2.2.                                     Genzyme Territory.  Except as otherwise provided in a Split Territory Global Development Plan and SMA Global Development Plan, Genzyme will be solely responsible for all regulatory matters relating to any Licensed Product in the Genzyme Territory, including (i) overseeing, monitoring and coordinating all regulatory actions, communications and filings with, and submissions to, each Regulatory Authority in the Genzyme Territory with respect to Licensed Products; (ii) interfacing, corresponding and meeting with each Regulatory Authority in the Genzyme Territory with respect to Licensed Products; (iii) seeking and maintaining all regulatory filings in the Genzyme Territory with respect to Licensed Products; and (iv) maintaining and submitting all records required to be maintained or required to be submitted to any Regulatory Authority in the Genzyme Territory with respect to Licensed Products.

6.2.3.                                     Communications with Regulatory Authorities.

6.2.3.1.                                     Voyager Territory.

(a)                                 Within [***] after receipt of any Material Communication from a Regulatory Authority in the Voyager Territory with respect to any Split Territory Licensed Product, Voyager will provide Genzyme, through its Alliance Manager, with a brief written description of the principal issues raised in such Material Communication.  Upon Genzyme’s reasonable request after receiving a notice from Voyager in accordance with the immediately preceding sentence, Voyager will provide to Genzyme complete copies of such correspondence within a reasonable period of time following such request. Voyager will allow Genzyme a reasonable opportunity to review and comment on Voyager’s proposed response to any Material Communications with any Regulatory Authority in the Voyager Territory with respect to any Split Territory Licensed Product in advance of the transmission of such response, and Voyager will reasonably consider all comments timely provided by Genzyme in connection therewith.

(b)                                 Within [***] after receipt of any Material Communications from a Regulatory Authority in the Voyager Territory related to a Clinical Study hold or potential Clinical Study hold for safety reasons or for a potential withdrawal from the market for a safety issue or a report of a serious safety finding by a Regulatory Authority, Voyager will provide Genzyme, through its Alliance Manager, with a brief written description of the principal issues raised in such Material Communication.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.2.3.2.                                     Genzyme Territory.

(a)                                 Within [***] after receipt of any Material Communication from the EMA with respect to any Licensed Product or, if Genzyme has exercised the Co-Co Option, from the FDA with respect to any HD Licensed Product, Genzyme will provide Voyager, through its Alliance Manager, with a brief written description in English, of the principal issues raised in such Material Communication with the EMA or FDA, as applicable.  Upon Voyager’s reasonable request after receiving a notice from Genzyme in accordance with the immediately preceding sentence, Genzyme will provide to Voyager complete copies of such correspondence of any such Material Communication within a reasonable period of time following such request.  Genzyme will allow Voyager a reasonable opportunity to review and comment on Genzyme’s proposed response to any Material Communications with the EMA with respect to any Split Territory Licensed Product or, if Genzyme has exercised the Co-Co Option, with the FDA with respect to any HD Licensed Product, in advance of the transmission of such response, and Genzyme will reasonably consider all comments timely provided by Voyager in connection therewith.

(b)                                 Within [***] after receipt of any Material Communications from the EMA or FDA or local Regulatory Authority related to a Clinical Study hold or potential Clinical Study for safety reasons or for a potential withdrawal from the market for a safety issue or a report of a serious safety finding by a Regulatory Authority, Genzyme will provide Voyager, through its Alliance Manager, with a brief written description in English, of the principal issues raised in such Material Communication with the EMA, FDA or local Regulatory Authority, as applicable.

6.2.4.                                     Meetings with Regulatory Authorities.

6.2.4.1.                                     Voyager Territory.  Voyager shall provide Genzyme with reasonable advance notice of all formal meetings and teleconferences with Regulatory Authorities in the Voyager Territory pertaining to any Split Territory Licensed Product, or with as much advance notice as practicable under the circumstances.  Voyager shall use reasonable efforts, to the extent reasonably practicable, to permit Genzyme to have, at Genzyme’s expense, mutually acceptable representatives of Genzyme attend as observers, such formal meetings and teleconferences with Regulatory Authorities in the Voyager Territory pertaining to such Split Territory Licensed Product provided, however, that Voyager shall not be obligated to change or re-schedule any such meeting in order to accommodate the schedule of Genzyme’s representatives.

6.2.4.2.                                     Genzyme Territory.  Genzyme shall provide Voyager with reasonable advance notice of all formal meetings and teleconferences with the EMA pertaining to any Split Territory Licensed Product or, if Genzyme has exercised the Co-Co Option, with the FDA pertaining to any HD Licensed Product, or with as much advance notice as practicable under the circumstances.  Genzyme shall use reasonable efforts, to the extent reasonably practicable, to permit Voyager to have, at Voyager’s expense, mutually acceptable

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

representatives of Voyager attend as observers, such formal meetings and teleconferences with the EMA pertaining to such Split Territory Licensed Product or, if Genzyme has exercised the Co-Co Option, with the FDA pertaining to such HD Licensed Product, as applicable; provided, however, that Genzyme shall not be obligated to change or re-schedule any such meeting in order to accommodate the schedule of Voyager’s representatives.

6.2.5.                                     Submissions.

6.2.5.1.                                     Voyager Territory.  With respect to each Split Territory Licensed Product, Voyager will allow Genzyme a reasonable opportunity to review and comment on all filings and other submissions to Regulatory Authorities in the Voyager Territory related to such Split Territory Licensed Product in advance of submission of any such filings, and Voyager will reasonably consider all comments timely provided by Genzyme in connection therewith.  With respect to each Split Territory Licensed Product, Voyager shall provide Genzyme with prompt written notice of each of the following events (but in any event within [***]) after the occurrence of such event in the Voyager Territory: (i) the filing of any IND for such Split Territory Licensed Products; (ii) the submission of any filings or applications for Regulatory Approval (including orphan drug applications and designations) of such Split Territory Licensed Product to any Regulatory Authority; and (iii) receipt or denial of Regulatory Approval for such Split Territory Licensed Product; provided, however, that in all circumstances, Voyager shall inform Genzyme of such event prior to public disclosure of such event by Voyager.

6.2.5.2.                                     Genzyme Territory.  Genzyme will allow Voyager a reasonable opportunity to review and comment on all filings and other submissions to the EMA related to any Split Territory Licensed Product or, if Genzyme has exercised the Co-Co Option, to the FDA related to any HD Licensed Product in advance of submission of any such filings, and Genzyme will reasonably consider all comments timely provided by Voyager in connection therewith.  With respect to each Licensed Product, Genzyme shall provide Voyager with prompt written notice of each of the following events (but in any event within [***]) after the occurrence of such event in the Genzyme Territory: (i) the submission of any filings or applications for Regulatory Approval (including orphan drug applications and designations) of such Licensed Product to any Regulatory Authority in the Genzyme Territory; and (ii) receipt or denial of Regulatory Approval for such Licensed Product; provided, however, that in all circumstances, Genzyme shall inform Voyager of such event prior to public disclosure of such event by Genzyme.

6.2.6.                                     Costs of Regulatory Affairs.

6.2.6.1.                                     Split Territory Licensed Products.  Except as provided in Section 6.1.4 (Meetings with Regulatory Authorities) and Section 6.2.3.2(b) (Meetings with Regulatory Authorities), all costs, including Out-of-Pocket

Costs and Development FTE Costs, incurred by the Parties in connection with applying for Regulatory Approval with respect to Split Territory Licensed Products in the Voyager Territory and Genzyme Territory conducted pursuant to a Split Territory Global Development Plan, and related regulatory affairs activities, shall be Global Development Costs and shall be included in the Split Territory Global Development Budget for such Split Territory Licensed Product and shared by the Parties pursuant to Section 5.2.8 (Global Development Costs).

6.2.6.2.                                     SMA Licensed Products.  Genzyme will be responsible for all costs and expenses incurred in connection with applying for Regulatory Approval with respect to SMA Licensed Products worldwide, and related regulatory affairs activities.

6.2.7.                                     Right of Reference.

6.2.7.1.                                     Split Territory Licensed Products.  Subject to Section 6.2.7.2 (Existing PD IND), each Party hereby grants to the other Party, and at the request of the other Party will grant to the other Party’s Related Parties, the right to rely upon and a right to copy, access, and otherwise use, all information and data (including all CMC information as well as data made, collected or otherwise generated in the conduct of any Clinical Studies or Secondary Indication Studies (to the extent provided in Section 5.2.5 (Secondary Indications)) or early access/named patient programs for the Split Territory Licensed Products) included in or used in support of any regulatory filing, Regulatory Approval, drug master file or other regulatory documentation (including orphan drug applications and designations) owned or controlled by such Party or its Related Parties that relates to any Split Territory Licensed Product to the extent necessary or useful to obtain Regulatory Approval of a Split Territory Licensed Product in the Genzyme Territory or the Voyager Territory, and such Party shall, if requested by the other Party, provide a signed statement that the other Party may rely on, and the Regulatory Authority may access, in support of the other Party’s application for such Regulatory Approval in its Territory, any underlying raw data or information submitted by such Party to the Regulatory Authority with respect to any regulatory filing, Regulatory Approval, drug master file or other regulatory documentation (including orphan drug applications and designations) owned or controlled by such Party or its Related Parties that relates to any Split Territory Licensed Product.  In addition, upon request of either Party (on behalf of itself or a Sublicensee), the other Party shall obtain and provide to the requesting Party certificates or other formal or official attestations concerning the regulatory status of the Split Territory Licensed Products in the Genzyme Territory or the Voyager Territory, as applicable (e.g., Certificates of Free Sale, Certificates for Export, Certificates to Foreign Governments).  Notwithstanding anything to the contrary in this Agreement, neither Party shall withdraw or inactivate any regulatory filing that the other Party references or otherwise uses pursuant to this Section 6.2.7.1.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.2.7.2.                                     Existing PD IND.  Notwithstanding anything to the contrary in this Agreement, unless and until the DAC has elected to utilize the Genzyme PD Technology in the Development or Commercialization of the PD Agreement Product in accordance with Section 4.5 (Use of Genzyme PD Technology), this Section 6.2.7 (Right of Reference) does not apply with respect to any IND held by Genzyme or its Affiliates as of the Effective Date related to a Gene Therapy Product intended for the treatment of PD, and Genzyme does not grant any right of reference to such IND to Voyager or its Related Parties. [***].

6.3.                            Pharmacovigilance.  At least [***] prior to Genzyme obtaining the authorization to conduct any Genzyme sponsored Clinical Study or at an earlier date at either Party’s request, the Parties shall negotiate in good faith and enter into a Safety Data Exchange Agreement (“SDEA”), which shall define the pharmacovigilance responsibilities of the Parties and include safety data exchange procedures governing the coordination of collection, investigation, reporting and exchange of information concerning any adverse experiences, and any product complaints associated with adverse experiences, related to any Collaboration Product or Licensed Product sufficient to enable each Party (and their respective Related Parties, if any) to comply with its legal and regulatory obligations.  In addition, as appropriate, such SDEAs shall include the safety data exchange procedures governing the exchange of information affecting the class (e.g., Serious Adverse Events, emerging safety issues).  Genzyme will own and maintain the global safety database for Licensed Products.

7.                                      COMMERCIALIZATION

7.1.                            Split Territory Licensed Products.

7.1.1.                                     Responsibility, Cost and Diligence.

7.1.1.1.                                     Voyager Territory. Voyager shall be solely responsible, at its expense, for all Commercialization activities relating to Split Territory Licensed Products in the Voyager Territory.

7.1.1.2.                                     Genzyme Territory.  Genzyme shall be solely responsible, at its expense, for all Commercialization activities relating to Split Territory Licensed Products in the Genzyme Territory.

7.1.1.3.                                     HD Licensed Products.  Notwithstanding the foregoing, if, and only if, Genzyme has exercised the Co-Co Option, Genzyme will be the lead Party responsible for all Commercialization activities relating to HD Licensed Products in the United States, and the Parties, under the direction of the PSC for the HD Licensed Program, will participate in the planning and conduct of such Commercialization activities as and to the extent set forth in Section 7.1.5 (Co-Commercialization of HD Licensed Products).

7.1.1.4.                                     Genzyme Commercial Diligence. Genzyme shall use Commercially Reasonable Efforts to obtain Reimbursement Approval for a Split Territory Licensed Product in each Genzyme Territory MMC where Genzyme

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

has obtained Regulatory Approval for such Split Territory Licensed Product and will use Commercially Reasonable Efforts to Commercialize a Split Territory Licensed Product in each Genzyme Territory MMC where Genzyme has obtained Regulatory Approval and Reimbursement Approval for such Split Territory Licensed Product, except that if Genzyme exercises the Co-Co Option, then Section 7.1.5.3 (Diligence), and not this Section 7.1.1.4, will apply with respect to any HD Licensed Product solely in the United States. Voyager’s sole and exclusive remedy for any breach by Genzyme of this Section 7.1.1.4 with respect to any Split Territory Licensed Product shall be [***].

7.1.2.                                     Global Commercialization Strategy.  For each Split Territory Licensed Product, the key Commercialization principles will be set forth in a written summary of the global Commercialization strategy for such Split Territory Licensed Product approved by the PSC for such Split Territory Licensed Product (each, a “Global Commercialization Strategy”).  The PSC responsible for the applicable Split Territory Licensed Product shall prepare the initial draft of such Global Commercialization Strategy within [***] for such Split Territory Licensed Product, and then annually thereafter.  Amendments to any Global Commercialization Strategy will become effective following review and approval by the applicable PSC.

7.1.3.                                     Genzyme Territory Commercialization Plan.  No less than [***] in advance of the reasonably expected first Regulatory Approval in the Genzyme Territory with respect to a Split Territory Licensed Product, and on an annual basis thereafter, Genzyme shall prepare and deliver to the PSC responsible for such Split Territory Licensed Product for review a reasonable written plan that summarizes the Commercialization activities to be undertaken with respect to such Split Territory Licensed Product in the Genzyme Territory in the next Calendar Year and, to the extent commercially reasonable, Genzyme’s plans to obtain further Regulatory Approvals and Commercialize such Split Territory Licensed Product in countries in the Genzyme Territory in which Genzyme is not then Commercializing such Split Territory Licensed Product, and the dates by which such activities are targeted to be accomplished (the “Genzyme Territory Commercialization Plan”).  Each Genzyme Territory Commercialization Plan shall be consistent with the requirements of the most recent Global Commercialization Strategy approved by the PSC.  The Genzyme Territory Commercialization Plan for a Split Territory Licensed Product shall subsequently be updated and modified by Genzyme, from time to time at its discretion and no less frequently than once per Calendar Year, based upon, among other things, Genzyme’s Commercialization activities with respect to such Split Territory Licensed Product in the Genzyme Territory, a copy of which updated plan will be provided to the PSC responsible for such Split Territory Licensed Product.  Notwithstanding the foregoing, in the event of any disagreement between the Parties regarding the Genzyme Territory Commercialization Plan for a Split Territory Licensed Product pursuant to Section 9.3.8 (PSC Decision-Making), the Genzyme representatives on the PSC responsible for such Split Territory Licensed Product shall have final decision-making authority over the preparation and updating of such Genzyme Territory Commercialization Plan, provided that such decisions do not materially adversely affect the Commercialization of such Split Territory Licensed Product in the Voyager Territory.  For clarity, this Section 7.1.3 will

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

apply with respect to HD Licensed Products in all countries in the Genzyme Territory other than the United States if Genzyme exercises the Co-Co Option.

7.1.4.                                     Voyager Territory Commercialization Plan.  No less than [***] in the Voyager Territory with respect to a Split Territory Licensed Product, and on an annual basis thereafter, Voyager shall prepare and deliver to the PSC responsible for such Split Territory Licensed Product for review a reasonable written plan that summarizes the Commercialization activities to be undertaken with respect to such Split Territory Licensed Product in the Voyager Territory in the next Calendar Year and, to the extent commercially reasonable, Voyager’s plans to obtain further Regulatory Approvals and Commercialize such Split Territory Licensed Product in the Voyager Territory, and the dates by which such activities are targeted to be accomplished (the “Voyager Territory Commercialization Plan”).  The Voyager Territory Commercialization Plan shall at all times remain consistent with the most recent Global Commercialization Strategy approved by the PSC.  The Voyager Territory Commercialization Plan for a Split Territory Licensed Product shall subsequently be updated and modified by Voyager, from time to time at its discretion and no less frequently than once per Calendar Year, based upon, among other things, Voyager’s Commercialization activities with respect to such Split Territory Licensed Product in the Voyager Territory, a copy of which updated plan Voyager will provide to the PSC responsible for such Split Territory Licensed Product.  Notwithstanding the foregoing, in the event of any disagreement between the Parties regarding the Voyager Territory Commercialization Plan for a Split Territory Licensed Product pursuant to Section 9.3.8 (PSC Decision-Making), the Voyager representatives on the PSC responsible for such Split Territory Licensed Product shall have final decision-making authority over the preparation and updating of such Voyager Territory Commercialization Plan, provided that such decisions do not materially adversely affect the Commercialization of such Split Territory Licensed Product in the Genzyme Territory. This Section 7.1.4 will not apply to HD Licensed Products if Genzyme exercises the Co-Co Option.

7.1.5.                                     Co-Commercialization of HD Licensed Products. If, and only if, Genzyme has exercised the Co-Co Option, this Section 7.1.5 shall apply to HD Licensed Products solely in the United States and Section 7.1.3 (Genzyme Territory Commercialization Plan) shall apply with respect to such HD Licensed Products in countries in the Genzyme Territory (other than the United States).

7.1.5.1.                                     U.S. HD Commercialization Plan.  For each HD Licensed Product, the Commercialization activities that are necessary or useful to be undertaken for such HD Licensed Product in the United States will be set forth in reasonable detail in a written work plan (each, a “U.S. HD Commercialization Plan”).  Each U.S. HD Commercialization Plan must, at all times, include a detailed description of the Co-Co Activities to be undertaken in the United States with respect to the applicable HD Licensed Product during the then-current Calendar Year and the next Calendar Year.  Each U.S. HD Commercialization Plan shall be consistent with the requirements of the applicable Global Commercialization Strategy, as such Global Commercialization Strategy may be updated from time to time. The initial U.S.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

HD Commercialization Plan for an HD Licensed Product will be prepared by the PSC for the HD Licensed Program no later than [***] of such HD Licensed Product in the United States. The initial U.S. HD Commercialization Plan shall include the Parties’ determination of the Co-Co FTE Rate.

7.1.5.2.                                     Allocation of Co-Co Activities. Promptly following the approval of any U.S. HD Commercialization Plan in accordance with this Section 7.1.5.2, the Parties shall allocate responsibility for each Co-Co Activity to be performed in the next Calendar Year between the Parties in an equitable manner mutually agreed by the Parties, such that each Party provides approximately [***] percent ([***]%) of the Co-Co FTEs specified by such U.S. HD Commercialization Plan.

7.1.5.3.                                     Diligence. Each Party shall use Commercially Reasonable Efforts to perform the Co-Co Activities allocated to such Party in the U.S. HD Commercialization Plan.

7.1.5.4.                                     U.S. HD Commercialization Budget.  Each U.S. HD Commercialization Plan approved by the PSC for the HD Licensed Program will contain a budget for the Co-Co Activities (and no other activities) to be performed during the then-current Calendar Year with respect to the applicable HD Licensed Product in the United States (a “U.S. HD Commercialization Budget”), taking into account the allocation of activities described in Section 7.1.5.2 (Allocation of Co-Co Activities) and the then-current and future commercial opportunities for such HD Licensed Product.  Each U.S. HD Commercialization Budget will be updated annually by the PSC for the HD Licensed Program in accordance with Section 7.1.5.5 (Managing and Amending U.S. HD Commercialization Plans and U.S. HD Commercialization Budgets).

7.1.5.5.                                     Managing and Amending U.S. HD Commercialization Plans and U.S. HD Commercialization Budgets.  For each HD Licensed Product, either Party may propose updates and amendments, and the PSC for the HD Licensed Program will approve, the applicable U.S. HD Commercialization Plan from time-to-time as it deems necessary and, until such time as no further Co-Co Activities are occurring or expected to occur with respect to such HD Licensed Product, the U.S. HD Commercialization Plan will be updated as follows:

(a)                                 No later than October 15 of each Calendar Year, the PSC for the HD Licensed Program will prepare, an updated draft of the U.S. HD Commercialization Plan, which shall contain a proposed U.S. HD Commercialization Budget covering the next Calendar Year.

(b)                                 No later than December 1 of each Calendar Year, the PSC for the HD Licensed Program will prepare an updated U.S. HD Commercialization Plan and U.S. HD Commercialization Budget for such HD Licensed Product, in each case, consistent with the requirements set forth in Section 7.1.5.1 (U.S. HD

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Commercialization Plan) and Section 7.1.5.4 (U.S. HD Commercialization Budget), and such updated U.S. HD Commercialization Plan and U.S. HD Commercialization Budget will become effective upon such tentative approval by the PSC for the HD Licensed Program, provided that the Parties acknowledge and agree that each Party’s internal process for receiving final approval of such U.S. HD Commercialization Plan and U.S. HD Commercialization Budget from its Board of Directors may occur after December 1 (but, in any event, before December 31) and such U.S. HD Commercialization Plan and U.S. HD Commercialization Budget will not become final unless and until such approvals are obtained.

7.1.5.6.                                     Responsibility for U.S. HD Commercialization Costs. With respect to each HD Licensed Product, unless otherwise agreed to by the Parties in writing, Voyager and Genzyme shall each be responsible for [***] percent ([***]%) of the Co-Co Costs set forth in the U.S. HD Commercialization Budget for such HD Licensed Product.  Prior to the first day of each Calendar Year, the PSC for the HD Licensed Program will determine the total Co-Co Costs allocated to each Party for such Calendar Year under the applicable U.S. HD Commercialization Budget, which Co-Co Costs shall be calculated by adding (i) the sum of such Party’s Co-Co FTE Costs in the United States for such Calendar Year for Co-Co Activities allocated to such Party for such Calendar Year under such U.S. HD Commercialization Budget and (ii) the sum of all Out-of-Pocket Costs for Co-Co Activities allocated to such Party for such Calendar Year under such U.S. HD Commercialization Budget.  If either Party’s total Co-Co Costs for any Calendar Year consistent with the applicable U.S. HD Commercialization Budget exceeds the other Party’s total Co-Co Costs for such Calendar Year consistent with the applicable U.S. HD Commercialization Budget, then the Party with the lower total Co-Co Costs shall pay to the other Party an amount sufficient to reconcile to its agreed percentage of Co-Co Costs for such HD Licensed Product, which payment shall be made [***] on or prior the [***] of each Calendar Quarter during such Calendar Year. For clarity, in no event will either Party be required to reimburse the other Party for costs in excess of the amounts budgeted HD Commercialization Budget.

7.1.5.7.                                     Verification.  With respect to each HD Licensed Product, promptly following the end of each Calendar Year, the Head of the Rare Disease Business of Genzyme and an appropriate officer of Voyager shall certify to one another in writing whether or not such Party has incurred the Co-Co Costs allocated to such Party in the applicable U.S. HD Commercialization Budget during such Calendar Year in performing the Co-Co Activities allocated to such Party in the applicable U.S. HD Commercialization Plan.  If either Party did not incur all of the Co-Co Costs or perform all of the Co-Co Activities allocated to such Party in the applicable U.S. HD Commercialization Plan, then such Party shall pay the other Party an amount equal to [***] percent ([***]%) of the difference between the Co-Co Costs allocated to such Party in the applicable U.S. HD Commercialization Budget during such Calendar Year and the Co-Co

Costs certified as having been incurred by such Party during such Calendar Year.  The certification mechanism and true-up payment provided for in this Section 7.1.5.7 shall be in lieu of auditing the Parties’ Co-Co Costs and Co-Co Activities for HD Licensed Products in the United States.

7.1.6.                                     Advertising and Promotional Materials.

7.1.6.1.                                     Global Branding.  Genzyme shall, from time to time during the Term, develop (and thereafter modify and update) a global branding strategy (including global positioning, promotional messages, colors and other visual branding elements) for each Split Territory Licensed Product for use throughout the world (the “Global Branding Strategy”), which shall be consistent with the applicable Global Commercialization Strategy and which the PSC responsible for such Split Territory Licensed Product shall review and approve, and which the Parties shall, following such review and approval, implement.  Genzyme will submit the Global Branding Strategy for a Split Territory Licensed Product to the PSC responsible for such Split Territory Licensed Product at least annually.  Genzyme shall consider in good faith any comments provided by Voyager with respect to the Global Branding Strategy.

7.1.6.2.                                     Voyager A&P.  Voyager will be responsible for the creation, preparation, production, reproduction and filing with the applicable Regulatory Authorities, of relevant written sales, promotion and advertising materials relating to each Split Territory Licensed Product for use in the Voyager Territory (“Voyager Territory Promotional Materials”).  All such Voyager Territory Promotional Materials will be compliant with applicable Law and, if applicable, consistent in all material respects with the Global Branding Strategy for such Split Territory Licensed Product.  Voyager will submit representative samples of its Voyager Territory Promotional Materials developed by it for use in the Voyager Territory to the PSC annually.  Voyager shall consider in good faith any timely comments Genzyme may have with respect to any such Voyager Territory Promotional Materials, but shall have final decision-making authority with respect to such Voyager Territory Promotional Materials.

7.1.6.3.                                     Genzyme A&P.  Genzyme will be responsible for the creation, preparation, production, reproduction and filing with the applicable Regulatory Authorities, of relevant written sales, promotion and advertising materials relating to each Split Territory Licensed Product for use in the Genzyme Territory (“Genzyme Territory Promotional Materials”).  All such Genzyme Territory Promotional Materials will be compliant with applicable Law and, if applicable, consistent in all material respects with the Global Branding Strategy for such Split Territory Licensed Product in the Genzyme Territory.  Genzyme will submit representative samples of its Genzyme Territory Promotional Materials developed by it for use in the Genzyme Territory MMCs to the PSC annually.  Genzyme shall consider in good faith any timely comments Voyager may have with respect to such samples of

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Genzyme Territory Promotional Materials, but Genzyme shall have final decision-making authority in the Genzyme Territory with respect to Genzyme Territory Promotional Materials.

7.1.7.                                     Reporting Obligations.

7.1.7.1.                                     Generally. Each Party shall report to the PSC responsible for a Split Territory Licensed Product in writing, by no later than each March 31 following the first Regulatory Approval of such Split Territory Licensed Product in the Field in such Party’s Territory (for the period ending December 31 of the prior Calendar Year), summarizing in reasonable detail such Party’s Commercialization activities for such Split Territory Licensed Product in such Party’s Territory performed to date (or updating such report for activities performed since the last such report was given hereunder, as applicable).  In addition, each Party shall provide the other Party with written notice of the First Commercial Sale of each Split Territory Licensed Product in such Party’s Territory within [***] after such event; provided, however, that in all circumstances, such Party shall inform the other Party of such event prior to public disclosure of such event by such Party.  Each Party shall provide such other information to the PSC responsible for a Split Territory Licensed Product as the other Party may reasonably request with respect to Commercialization of such Split Territory Licensed Product and shall keep such PSC reasonably informed of such Party’s Commercialization activities with respect to such Split Territory Licensed Product.

7.1.7.2.                                     HD Licensed Products After Co-Co U.S. Option Exercise. If, and only if, Genzyme has exercised the Co-Co Option, this Section 7.1.7.2 shall apply to HD Licensed Products in the United States instead of Section 7.1.7.1.  Each Party shall report to the PSC responsible for an HD Licensed Product in writing, by no later than each [***] following the first Regulatory Approval of such HD Licensed Product in the Field in the United States (for the period ending December 31 of the prior Calendar Year), summarizing in reasonable detail such Party’s Commercialization activities for such HD Licensed Product in the United States performed to date (or updating such report for activities performed since the last such report was given hereunder, as applicable).  Each Party shall provide such other information to the PSC responsible for an HD Licensed Product as the other Party may reasonably request with respect to Commercialization of such HD Licensed Product in the United States and shall keep such PSC reasonably informed of such Party’s Commercialization activities in the United States with respect to such HD Licensed Product.

7.1.8.                                     Sales and Distribution.  Each Party and its Related Parties shall be responsible for booking sales in its Territory.  Each Party and its Related Parties may warehouse Split Territory Licensed Products both inside and outside of such Party’s Territory, provided that any sales with respect to such Split Territory Licensed Products are booked in such Party’s Territory.  If a Party receives any orders for any Split

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Territory Licensed Product in the other Party’s Territory, it shall refer such orders to the other Party, to the extent it is not prohibited from doing so under applicable Law.  Moreover, each Party and its Related Parties shall be solely responsible for handling all returns of any Split Territory Licensed Product sold in its Territory, as well as all aspects of Split Territory Licensed Product order processing, invoicing and collection, distribution, inventory and receivables of Split Territory Licensed Products sold in its Territory.

7.1.9.                                     Recalls, Market Withdrawals or Corrective Actions.

7.1.9.1.                                     Generally. In the event that any Regulatory Authority issues or requests a recall or takes a similar action in connection with a Split Territory Licensed Product in a Territory, or in the event either Party determines that an event, incident or circumstance has occurred that may result in the need for a recall or market withdrawal of a Split Territory Licensed Product in its Territory, the Party notified of such recall or similar action, or the Party that desires such recall or similar action, shall, within [***] of such request, order or determination, notify the other Party’s Alliance Manager and PSC representatives for such Split Territory Licensed Product by telephone or e-mail.  Each Party, in consultation with the other Party, shall decide whether to conduct a recall of a Split Territory Licensed Product in its own Territory and the manner in which any such recall shall be conducted (except in the case of a government mandated recall, when such Party may act without such advance notice but shall notify the other Party as soon as possible).  Except as may otherwise be agreed to by the Parties, each Party shall bear the expense of any such recall in its own Territory.  Each Party will make available all of its pertinent records that may be reasonably requested by the other Party in order to effect a recall of a Split Territory Licensed Product in the other Party’s Territory. The Parties’ rights and obligations under this Section 7.1.9.1 shall be subject to the terms of any supply agreement(s) entered into between the Parties.  In the event of a conflict between the provisions of any such supply agreement and this Section 7.1.9.1, the provisions of such supply agreement shall govern.

7.1.9.2.                                     HD Licensed Products After Co-Co U.S. Option Exercise. If, and only if, Genzyme has exercised the Co-Co Option, this Section 7.1.9.2 shall apply to HD Licensed Products in the United States instead of Section 7.1.9.1.  In the event that the FDA issues or requests a recall or takes a similar action in connection with an HD Licensed Product in the United States, or in the event either Party determines that an event, incident or circumstance has occurred that may result in the need for a recall or market withdrawal of an HD Licensed Product in the United States, the Party notified of such recall or similar action, or the Party that desires such recall or similar action, shall, within [***] of such request, order or determination, notify the other Party’s Alliance Manager and PSC representatives for such HD Licensed Product by telephone or e-mail.  The Parties shall mutually agree whether to conduct a recall of an HD Licensed Product in the United States and the manner in which any such recall shall be conducted (except in the case of a government mandated recall, when

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the Party subject to such mandate may act without such advance notice but shall notify the other Party as soon as possible); provided, however, if the Parties are unable to mutually agree as to whether to conduct a recall of an HD Licensed Product in the United States, then [***].  Except as may be otherwise agreed by the Parties, each Party shall share equally the expense of any such recall in the United States.  Each Party will make available all of its pertinent records that may be reasonably requested by the other Party in order to effect a recall of an HD Licensed Product in the United States.  The Parties’ rights and obligations under this Section 7.1.9.2 shall be subject to the terms of any supply agreement(s) entered into between the Parties and, in the event of any conflict between the provisions of any such supply agreement and this Section 7.1.9.2, the provisions of such supply agreement shall govern.

7.1.10.                              Ex-Territory Sales; Export Monitoring.

7.1.10.1.                              Ex-Territory Sales. Subject to applicable Law, neither Party shall engage in any advertising or promotional activities relating to any Split Territory Licensed Product directed primarily to customers or other buyers or users of such Split Territory Licensed Product located outside its Territory or accept orders for Split Territory Licensed Products from or sell Split Territory Licensed Products into such other Party’s Territory for its own account, and if a Party receives any order for any Split Territory Licensed Product in the other Party’s Territory, it shall refer such orders to the other Party.  Notwithstanding the foregoing, if, and only if, Genzyme has exercised the Co-Co Option, this Section 7.1.10.1 shall not apply to HD Licensed Products in the United States.

7.1.10.2.                              Export Monitoring.  Each Party and its Related Parties will use commercially reasonable efforts to monitor and prevent exports of Split Territory Licensed Products from its own Territory for Commercialization in the other Party’s Territory using methods permitted under applicable Law that are commonly used in the industry for such purpose (if any), and shall promptly inform the other Party of any such exports of Split Territory Licensed Products from its Territory, and any actions taken to prevent such exports.  Each Party agrees to take reasonable actions requested in writing by the other Party that are consistent with Law to prevent exports of Split Territory Licensed Products from its Territory for Commercialization in the other Party’s Territory.

7.2.                            SMA Licensed Products.

7.2.1.                                     Responsibility, Cost and Diligence.  Genzyme shall be solely responsible, at its expense, for all Commercialization activities relating to SMA Licensed Products worldwide. Genzyme shall use Commercially Reasonable Efforts to Commercialize the SMA Licensed Product in each Genzyme Territory MMC where Genzyme has obtained Regulatory Approval and Reimbursement Approval. Voyager’s sole and exclusive remedy for any breach by Genzyme of this Section 7.2.1 with respect to any SMA Licensed Product shall be [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.2.2.                                     Commercialization Summary.  No less than [***] in the world with respect to an SMA Licensed Product, and annually thereafter, Genzyme shall prepare and deliver to Voyager, through the SMAC, (i) a high level summary of the Commercialization and Development activities performed in each MMC during the just-completed Calendar Year and (ii) a high level summary of the Commercialization and Development activities to be undertaken with respect to such SMA Licensed Product in the then-current Calendar Year and Genzyme’s plans to obtain further Regulatory Approvals and Commercialize such SMA Licensed Products in each Genzyme Territory MMC in which Genzyme is not then Commercializing such SMA Licensed Products, and the dates by which such activities are targeted to be accomplished (the “SMA Commercialization Summary”).

7.2.3.                                     Notice of First Commercial Sale.  Genzyme shall provide Voyager with written notice of First Commercial Sale of the SMA Licensed Product within [***] of such First Commercial Sale.

8.                                      MANUFACTURE AND SUPPLY OF AGREEMENT PRODUCTS

8.1.                            Collaboration Products.

8.1.1.                                     General. Voyager will have the responsibility, at its sole cost and expense, for the Manufacture of Collaboration Products, either by itself or, subject to Section 8.1.2 (Subcontracting), through one or more Third Party contract manufacturing organizations.

8.1.2.                                     Subcontracting.  If, after the Effective Date, Voyager desires to subcontract the Manufacture of Collaboration Products to a Third Party contract manufacturing organization, Voyager must first provide the proposed contract with such contract manufacturing organization (a “Manufacturing Subcontract”) to Genzyme for review, comment and approval at least [***] prior to the execution of such Manufacturing Subcontract. Voyager shall consider any comments provided by Genzyme in good faith and shall reasonably incorporate such comments into such Manufacturing Subcontract.  Each Manufacturing Subcontract must (a) be approved by Genzyme prior to execution by Voyager, (b) be consistent with the terms of this Agreement, (c) contain confidentiality obligations, in the aggregate, not materially less stringent than the requirements of Section 10 (Confidentiality and Publication) and (d) assign to Voyager such Third Party’s entire right, title and interest in, or provide a perpetual, fully-paid, worldwide, fully sublicensable (through multiple tiers) exclusive (other than with respect to such Third Party’s background technology and improvements thereof) license under and to, any Know-How or Patent Rights made, developed or Invented by such Third Party related to the Manufacture of such Collaboration Products (including any Genzyme [***] Process Improvements if the [***] Process Election has been made by the DAC with respect to such Collaboration Products).

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8.2.                            Licensed Products.

8.2.1.                                     General. Each Party will have the right to Manufacture Split Territory Licensed Products (excluding HD Licensed Products if Genzyme has exercised the Co-Co Option), either by itself or, subject to Section 8.2.2 (Subcontracting), pursuant to a Manufacturing Subcontract with one or more Third Party contract manufacturing organizations. Genzyme will have the sole right to Manufacture SMA Licensed Products and, if Genzyme has exercised the Co-Co Option, HD Licensed Products, either by itself or one or more Third Party contract manufacturing organizations.

8.2.2.                                     Subcontracting. Any Manufacturing Subcontract with respect to the manufacture of Split Territory Licensed Products must (a) be consistent with the terms of this Agreement, (b) contain confidentiality obligations, in the aggregate, not materially less stringent than the requirements of Section 10 (Confidentiality and Publication) and (c) assign to Voyager (with respect to agreements entered by Voyager) or to Genzyme (with respect to agreements entered by Genzyme) such Third Party’s entire right, title and interest in, or provide a perpetual, fully-paid, worldwide, fully sublicensable (through multiple tiers) exclusive (other than with respect to such Third Party’s background technology and improvements thereof) license under and to, any Know-How or Patent Rights made, developed or Invented by such Third Party related to the Manufacture of such Licensed Products (including any Genzyme [***] Process Improvements if the [***] Process Election has been made by the DAC with respect to such Licensed Products).  If either Party wishes to enter into any Manufacturing Subcontract, then the other Party shall have the right to review and comment prior to execution of such Manufacturing Subcontract, and such Party shall consider in good faith any comments provided by the other Party.

8.3.                            Split Territory Licensed Product Supply Agreements.  On a Split Territory Licensed Product-by-Split Territory Licensed Product, the Parties shall discuss in good faith and mutually agree on which Party will be responsible for the supply of Split Territory Licensed Products for the conduct of any Clinical Study prior to commercial scale manufacturing, and such Party’s manufacturing and supply activities shall be set forth in the applicable Split Territory Global Development Plan.  In addition, the Split Territory Global Development Plan shall include the Parties’ strategy for commercial scale manufacturing.  If the applicable Split Territory Global Development Plan allocates responsibility to a Party to itself Manufacture a Split Territory Licensed Product, then within [***] of a written request of the other Party, the Parties will negotiate in good faith to enter into a supply agreement (and any other necessary ancillary agreements including a quality technical agreement) for clinical or commercial supply of such Split Territory Licensed Product from the non-requesting Party to the requesting Party (each, a “Supply Agreement”) which will be on commercially reasonable terms customary to Third Party contract manufacturing organization supply agreements for biological products and shall include key performance indicators (including criteria regarding manufacturing capacity, quantity, timeliness of delivery, quality and cost that are consistent with prevailing industry standards for Third Party contract manufacturing agreements). Any Split Territory Licensed Product supplied for clinical purposes prior to commercial scale manufacturing under a Supply Agreement will be supplied at a price no greater than the Split Territory Licensed Product’s [***], and any Split Territory Licensed Product supplied on a commercial scale under a Supply

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Agreement will be supplied at a commercially reasonable price mutually agreed by the Parties in good faith. If the Parties are unable to agree on the terms of a Supply Agreement, the matter shall be resolved in accordance with Schedule 8.3 (Baseball Arbitration).  Notwithstanding the foregoing, if a Party engages a Third Party contract manufacturing organization to supply such Party with a Split Territory Licensed Product, then (a) [***], and (b) [***].

8.4.                            Transfer of Manufacturing Know-How.  Following Acceptance of an IND for a Collaboration Product within a particular Collaboration Program, upon Genzyme’s request, Voyager shall transfer to Genzyme all Know-How Controlled by Voyager during the Term that is necessary or useful to enable the Manufacture of Agreement Products for such Collaboration Program, and not previously transferred to Genzyme under this Agreement, by providing copies or samples of relevant documentation, materials and other embodiments of such Know-How, and by making available its qualified technical personnel on a reasonable basis to consult with Genzyme with respect to such Know-How.  Each such Know-How transfer requested by Genzyme (“Technology Transfer”) shall be commenced within a mutually agreed time following Genzyme’s request and conducted pursuant to a mutually-agreed technology transfer plan developed by the Parties for the purpose of ensuring the complete and timely transfer of such Know-How in a manner that is consistent with then-current internal technology transfer corporate standards (or equivalent policy) of Genzyme (to the extent a copy of such standards or equivalent policy has been provided to Voyager).  Genzyme will reimburse Voyager for its Development FTE Costs (for Development FTEs directly engaged to perform such Technology Transfer) and Out-of-Pocket Costs incurred in the course of such Technology Transfers, provided that such Out-of-Pocket Costs are incurred in accordance with the mutually-agreed technology transfer plan and Voyager provides an invoice to Genzyme evidencing such costs. Genzyme shall pay such amounts within [***] of receipt of invoice therefor.  For clarity, Genzyme may make this request prior to the anticipated Option Exercise Date of a Collaboration Product to enable Manufacturing for the further Development of such Agreement Product following the Option Exercise Date.

8.5.                            Waivers.  In the event that any Licensed Product must be substantially Manufactured in the United States pursuant to applicable Law, then, at Genzyme’s request, Voyager will use commercially reasonable efforts, at Genzyme’s expense, to secure a waiver of such requirement for such Collaboration Product under 35 U.S.C. § 204 or any analogous applicable Law outside the United States.  If a waiver of the substantially manufactured requirement is obtained, then such Licensed Product used or sold in the United States may be Manufactured as such waiver permits.

9.                                      COLLABORATION MANAGEMENT

9.1.                            Alliance Joint Steering Committee.

9.1.1.                                     Composition.  The AJSC shall be comprised of [***] members, with each Party contributing [***] representatives who are employees of such Party. Each Party shall appoint its respective representatives to the AJSC as of the Effective Date and may substitute one or more of its representatives, in its sole discretion, effective upon notice to the other Party of such change. Each Party shall have at least [***] AJSC representatives who are executive level employees (vice president or above), and all

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AJSC representatives shall have appropriate expertise, seniority, decision-making authority and ongoing familiarity with the Collaboration. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend AJSC meetings, subject to such representatives and consultants (or the representative’s or consultant’s employer) undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Section 10.1 (Nondisclosure Obligation).

9.1.2.                                     AJSC Chairperson. The AJSC shall be co-chaired, with one chairperson designated by Voyager and one chairperson designated by Genzyme, whose responsibilities shall include conducting meetings, including, when feasible, ensuring that objectives for each meeting are set and achieved.  Responsibility for running each meeting of the AJSC will alternate between the chairpersons from meeting-to-meeting, with Genzyme’s chairperson running the first meeting.

9.1.3.                                     Alliance Managers.

9.1.3.1.                                     Each Party shall appoint an alliance manager who is an employee of such Party (each, an “Alliance Manager”).  Each Alliance Manager will be responsible to ensure a collaborative work environment between the Parties to ensure that the alliance is run smoothly, professionally and productively.  Each Alliance Manager shall act in his or her discretion to facilitate the execution of the Collaboration throughout their organization and will oversee and support implementation plans; promote effectiveness of the governance model and implementation of contractual provisions and lead any changes to enhance the alliance; and facilitate the AJSC (and other bodies) for effective decision making in a timely manner.  The Alliance Managers will serve as a primary point of contact for the other Party under the Collaboration and will undertake such other tasks as are detailed in this Agreement or as may be assigned by the AJSC.  Each Alliance Manager shall attend each meeting of the AJSC.  Each Party may change its Alliance Manager at any time in its sole discretion with written notice to the other Party.

9.1.3.2.                                     The Alliance Managers shall be responsible for (i) scheduling meetings of the AJSC, (ii) setting agendas for meetings with solicited input from other members and (iii) for acting as secretary at each meeting and preparing the draft minutes of such meeting, which shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by the AJSC.  Within [***] after each meeting, the drafting Alliance Manager shall provide the draft minutes to the other Alliance Manager for review and comment.  The drafting Alliance Manager shall reasonably consider all comments from the other Alliance Manager that are provided within [***]. The drafting Alliance Manager shall prepare and submit revised minutes for approval within [***] after receipt of such comments or upon the expiration of such [***] comment period.  Beginning with Genzyme’s Alliance Manager, such responsibilities shall alternate between the Alliance Managers on a meeting-by-meeting basis after each meeting of the applicable committee.

9.1.4.                                     Meetings.  The AJSC shall meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than twice per Calendar Year during the Term, provided that either Party may from time to time reasonably request that the AJSC meet to undertake its duties under Sections 9.1.5(d) (AJSC Responsibilities).  The location for any such meetings shall alternate between Voyager and Genzyme facilities (or such other locations as are mutually agreed by the Parties). Alternatively, the AJSC may meet by means of teleconference, videoconference or other similar communications equipment but at least one (1) meeting of the AJSC per Calendar Year shall be conducted in person.  All meetings and proceedings for the AJSC or its subcommittees shall take place in English.  Each Party shall bear its own expenses relating to attendance at such meetings by its representatives.

9.1.5.                                     AJSC Responsibilities.  The AJSC shall have the following responsibilities with respect to the Development, Manufacturing and Commercialization of Collaboration Products and Licensed Products pursuant to the Collaboration:

(a)                                 coordinating the activities of the Parties under the Collaboration, including budget matters;

(b)                                 overseeing the AJSC’s subcommittees and ensuring effective participation in each such committee’s operations by any of its members;

(c)                                  reviewing the status of Collaboration Products and Licensed Products, including material Development and Commercialization matters;

(d)                                 resolving disputes on behalf of the DAC, each PSC or the SMAC;

(e)                                  addressing any other matters referred to the AJSC by the terms of this Agreement; and

(f)                                   performing such other activities as the Parties agree in writing shall be the responsibility of the AJSC.

9.1.6.                                     Decision-Making.

9.1.6.1.                                     Voting.  With respect to decisions of the AJSC, the representatives of each Party shall have collectively one vote on behalf of such Party.  For each meeting of the AJSC, the attendance of at least two (2) representatives of each Party shall constitute a quorum. Action on any matter may be taken at a meeting, by teleconference, by videoconference or by written agreement.

9.1.6.2.                                     Escalation.  The AJSC shall attempt to resolve any and all disputes before it for decision by consensus.  If the AJSC is unable to reach

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consensus with respect to a dispute arising under this Agreement for a period in excess of [***], then the dispute shall be submitted to the Chief Executive Officers of Voyager and Genzyme for resolution.  If such dispute cannot be resolved for a period in excess of [***] following escalation (or such other period as the Parties may agree), then Section 9.1.6.3 (Tie-Breaking) shall apply.

9.1.6.3.                                     Tie-Breaking.  If a dispute cannot be resolved under Section 9.1.6.2 (Escalation), then:

(a)                                 The [***] Genzyme shall have the deciding vote if the dispute relates to:

(i)                            [***];

(ii)                         [***];

(iii)                      [***];

(iv)                     [***];

(v)                        [***];

(vi)                     [***];

(vii)                  [***]; and

(viii)               [***].

(b)                                 The [***] Voyager shall have the deciding vote if the dispute relates to:

(i)                            [***];

(ii)                         [***];

(iii)                      [***];

(iv)                     [***];

(v)                        [***];

(vi)                     [***];

(vii)                  [***];

(viii)               [***];

(ix)                     [***];

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(x)                        [***]; and

(xi)                     [***].

(c)                                  Notwithstanding anything to the contrary in this Section 9.1.6.3, neither Party may exercise its deciding vote pursuant to Section 9.1.6.3(a) or Section 9.1.6.3(b) to resolve a dispute:

(i)                            [***];

(ii)                         [***];

(iii)                      [***];

(iv)                     [***];

(v)                        [***]; and

(vi)                     [***].

9.1.6.4.                                     Limitation of Power of AJSC.  Neither the AJSC nor any subcommittee of the AJSC shall have decision-making authority regarding, any of the following matters:

(a)                                 the imposition of any requirements on the other Party to undertake obligations beyond those for which it is responsible, or forgo any rights, under this Agreement;

(b)                                 the imposition of any requirements that the other Party take or decline to take any action that would result in a violation of any Law or any agreement with any Third Party or the infringement of intellectual property rights of Third Parties;

(c)                                  any matters that would excuse such Party from any of its obligations specifically enumerated under this Agreement; or

(d)                                 modifying the terms of this Agreement or taking any action to expand or narrow the responsibilities of the AJSC (but excluding amendments and modifications to any schedules or exhibits to this Agreement that are expressly permitted under this Agreement).

9.1.7.                                     Subcommittees.  The Parties or the AJSC shall have the right to create such subcommittees of the AJSC as they or it may deem appropriate or necessary (such as a finance subcommittee, or other appropriate subcommittees). Each such subcommittee shall report to the AJSC, which shall have authority to approve or reject recommendations or actions proposed thereby, subject to the terms of this Agreement. Each Party shall bear its own expenses relating to attendance at any meetings of such subcommittees by its representatives. Each such subcommittee shall have a chairperson,

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whose responsibilities shall include conducting meetings, including ensuring that objectives for each meeting are set and achieved. For each subcommittee created pursuant to this Section 9.1.7 (Subcommittees), each Party shall designate a secretary, who may be such Party’s Alliance Manager, to prepare draft minutes of each meeting, which shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by such committee.  Beginning with the Genzyme secretary, the responsibility for preparing the minutes shall alternate between the secretaries on a meeting-by-meeting basis after each meeting of such subcommittee.  Within [***] after each meeting, the drafting secretary shall provide the draft minutes to the other secretary for review and comment. The drafting secretary shall reasonably consider all comments from the other secretary that are provided within [***].  The drafting secretary shall prepare and submit revised minutes for approval within [***] after receipt of such comments or upon the expiration of such [***] comment period.

9.2.                            Development Advisory Committee.  The Parties hereby establish a Development Advisory Committee (a “DAC”) as a subcommittee of the AJSC to facilitate the Collaboration with respect to Collaboration Programs and Collaboration Products. The DAC shall be subject to Section 9.1.7 (Subcommittees) and this Section 9.2.

9.2.1.                                     Composition.  The DAC shall be comprised of [***] members, with each Party contributing [***] representatives who are employees of such Party.  Each Party shall appoint its respective representatives to the DAC within [***] of the Effective Date, and from time to time may substitute one or more of its representatives, in its sole discretion, effective upon notice to the other Party of such change. Each Party shall have at least one DAC representative who is a senior level (vice president or above) employee.  All DAC representatives shall have appropriate expertise, seniority, decision-making authority and ongoing familiarity with the Collaboration and each Party’s representatives collectively shall have relevant expertise in research, development and commercial matters.  Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend DAC meetings, subject to such representatives and consultants (or the representative’s or the consultant’s employer) undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Section 10.1 (Nondisclosure Obligation).  The chairperson of the DAC shall be designated by Voyager.

9.2.2.                                     Meetings. The DAC shall meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than once per Calendar Quarter during the Term, with the location for such meetings alternating between Voyager and Genzyme facilities (or such other locations as are mutually agreed by the Parties).  Alternatively, the DAC may meet by means of teleconference, videoconference or other similar communications equipment, but at least two (2) meetings of the DAC per Calendar Year shall be conducted in person.  All proceedings for the DAC shall take place in English.  Each Party shall bear its own expenses relating to attendance at such meetings by its representatives.

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9.2.3.                                     DAC Development Responsibilities. The DAC shall have the following responsibilities with respect to the Development of Voyager CNS Orphan Disease Programs, Collaboration Programs and Collaboration Products:

(a)                                 reviewing and discussing Voyager’s determinations as to whether to pursue a potential product development program as a Voyager CNS Orphan Disease Program in accordance with Section 2.2.1 (Voyager CNS Orphan Disease Programs);

(b)                                 reviewing and discussing periodic updates regarding the development of Voyager CNS Orphan Disease Programs provided by Voyager in accordance with Section 2.2.3 (Information Sharing for Voyager CNS Orphan Disease Programs);

(c)                                  approving the discontinuation of the FA Collaboration Program, HD Collaboration Program or PD Collaboration Program prior to Human POP Study Completion in accordance with Section 2.2.4 (Designation of Future Collaboration Program);

(d)                                 making [***] Process Elections pursuant to Section 4.7.1 ([***] Process Election for Split Territory Agreement Products);

(e)                                  reviewing and discussing periodic updates regarding the Development of Collaboration Programs and Collaboration Products provided by Voyager in accordance with Section 4.11.1 (Development Activities Reports);

(f)                                   reviewing, commenting on and approving updates and amendments to the Collaboration R&D Plans for Collaboration Programs in accordance with Section 4.3.4 (Updates and Amendments to Collaboration R&D Plans);

(g)                                  reviewing and approving the use of Genzyme PD Technology in PD Agreement Products in accordance with Section 4.5 (Use of Genzyme PD Technology);

(h)                                 reviewing and approving the use of Genzyme HD Sequences as the transgene in HD Agreement Products in accordance with Section 4.6 (Use of Genzyme HD Sequence);

(i)                                     reviewing, commenting on and approving the protocol for each Human POP Study in accordance with Section 4.9 (Human POP Studies);

(j)                                    reviewing, commenting on and approving the initial Split Territory Global Development Plans for Split Territory Licensed Products in accordance with Section 4.12 (Initial Split Territory Global Development Plan for Split Territory Licensed Products);

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(k)                                 approving the use of any Third Party to perform Development or Manufacturing activities on Voyager’s behalf in accordance with Section 4.13 (Third Parties); and

(l)                                     performing such other activities as the Parties agree in writing  shall be the responsibility of the DAC or that are otherwise assigned to the DAC under this Agreement.

9.2.4.                                     DAC Decision-Making. The representatives of each Party on the DAC shall have collectively one vote on behalf of such Party.  For each meeting of a DAC, the attendance of at least two (2) representatives of each Party shall constitute a quorum. Action on any matter may be taken at a meeting, by teleconference, videoconference or by written agreement.  The DAC shall attempt to resolve any and all disputes before it for decision by consensus.  If the DAC is unable to reach a consensus with respect to any dispute for a period in excess of [***] (or such other period as the Parties may agree), then the dispute shall be submitted to the AJSC at a meeting or meetings (whether in-person or by teleconference or videoconference) for resolution pursuant to Section 9.1.6 (Decision Making).  During such meeting(s), each Party shall provide analysis to support its position with respect to such dispute.  The phrases “approval by the DAC” and “election by the DAC” and similar phrases used in this Agreement shall mean approval in accordance with this Section 9.2.4 or Section 9.1.6 (Decision Making), including the escalation and tie-breaking provisions provided therein, except as otherwise expressly set forth in this Agreement.

9.2.5.                                     Term.  Either Party shall have the right to terminate the DAC upon the expiration of the last to expire of the Option Periods.

9.3.                            Program Steering Committees.  The Parties shall establish a Program Steering Committee (a “PSC”) as a subcommittee of the AJSC to facilitate the Collaboration with respect to each Split Territory Licensed Program. Each PSC shall be subject to Section 9.1.7 (Subcommittees) and this Section 9.3.

9.3.1.                                     Composition of each PSC.  The Development of each Split Territory Licensed Program and the Development and Commercialization of each Split Territory Licensed Product in such Split Territory Licensed Program pursuant to the Collaboration will be conducted under the oversight of a PSC, which shall be comprised of [***] members, with each Party contributing [***] representatives who are employees of such Party.  The PSC for a Split Territory Licensed Program shall be established as of the Option Exercise Date and each Party shall appoint its respective representatives to such PSC within thirty (30) days of the Option Exercise Date for such Split Territory Licensed Program, and may substitute one or more of its representatives on any PSC, in its sole discretion, effective upon notice to the other Party of such change.  Each Party shall have at least one representative on each PSC who is a senior employee (vice president level or above), and all representatives on each PSC shall have appropriate expertise, seniority, decision-making authority and ongoing familiarity with the Collaboration and the applicable Split Territory Licensed Program. For the avoidance of doubt, the same representatives from each Party may serve on the PSC for more than one Split Territory

Licensed Program.  Unless otherwise agreed by the Parties, each Party’s representatives on any PSC must be employees of such Party. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend PSC meetings, subject to such representatives and consultants undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Section 10.1 (Nondisclosure Obligation).

9.3.2.                                     PSC Chairperson.  The chairperson of each PSC shall rotate every twelve (12) months between a PSC representative of Voyager and a PSC representative of Genzyme. The initial chairperson of each PSC shall be a representative of Genzyme. Each PSC chairperson’s responsibilities shall include chairing meetings, including ensuring that objectives for each meeting are set and achieved.

9.3.3.                                     Appointment of Project Teams.  Each PSC shall be empowered to create such project teams as it may deem appropriate or necessary, such as for specific oversight of Development, Manufacturing, Commercialization or intellectual property issues relating to the Split Territory Licensed Program and Split Territory Licensed Product(s) for which such PSC is responsible.  Each such project team created by a PSC shall report to such PSC, which shall have authority to approve or reject recommendations or actions proposed by such project team, subject to this Agreement.  For the avoidance of doubt, the same representatives from each Party may serve on the project team for more than one Split Territory Licensed Program.

9.3.4.                                     Responsibilities of Alliance Managers.  With respect to each PSC, each Party’s Alliance Manager’s responsibilities shall include (a) scheduling meetings of the applicable PSC at least once per Calendar Quarter or more frequently if the PSC determines it necessary; (b) setting agendas for PSC meetings with solicited input from the Alliance Manager for the other Party and other members of the PSC; and (c) coordinating the delivery of draft minutes to the PSC for review and final approval.  Beginning with Genzyme’s Alliance Manager, such responsibilities shall alternate between the Alliance Managers from each Party on a meeting-by-meeting basis after each meeting of the applicable committee.

9.3.5.                                     PSC Meetings.  Each PSC shall meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than once per Calendar Quarter during the Term, with the location for such meetings alternating between Voyager and Genzyme facilities (or such other locations as are mutually agreed by the Parties).  Alternatively, a PSC may meet by means of teleconference, videoconference or other similar communications equipment, but at least two (2) meetings of such PSC per Calendar Year shall be conducted in person. All proceedings for each PSC shall take place in English.  Where the membership of a PSC for a Split Territory Licensed Program is the same as one or more other PSCs for other Split Territory Licensed Programs or as the SMAC for the SMA Licensed Program, such PSCs may have a single meeting to discuss each Licensed Program for which they have responsibility.  Each Party shall bear its own expenses relating to attendance at such meetings by its representatives.

9.3.6.                                     PSC Development Responsibilities.  Each PSC shall have the following responsibilities with respect to the Development of the Split Territory Licensed Program and Split Territory Licensed Products for which it is responsible:

(a)                                 reviewing, commenting on and approving the initial Split Territory Global Development Plan for such Split Territory Licensed Product in accordance with Section 5.2.2 (Split Territory Global Development Plans);

(b)                                 preparing, reviewing, commenting on and approving updates and amendments to the Split Territory Global Development Plan and Split Territory Global Development Budget for such Split Territory Licensed Product in accordance with Section 5.2.4 (Updates and Amendments to the Split Territory Global Development Plans and Split Territory Global Development Budgets);

(c)                                  monitoring the implementation of the Split Territory Global Development Plan for such Split Territory Licensed Product, including the Split Territory Global Development Activities set forth in such Split Territory Global Development Plan;

(d)                                 monitoring any Global Clinical Study performed by a contract research organization retained by a Party to perform such Global Clinical Study, against the criteria and timelines in such Split Territory Global Development Plan;

(e)                                  reviewing, commenting on and approving the initial Genzyme Territory Development Plan and the initial Voyager Territory Development Plan for such Split Territory Licensed Product in accordance with Section 5.2.6 (Voyager Territory Development Plan) and Section 5.2.7 (Genzyme Territory Development Plan);

(f)                                   reviewing, commenting on and approving updates and amendments to the Genzyme Territory Development Plan in accordance with Section 5.2.6 (Voyager Territory Development Plan) and Section 5.2.7 (Genzyme Territory Development Plan), and providing each Party with feedback regarding the same;

(g)                                  reviewing and discussing updates provided by each Party regarding the Development of such Split Territory Licensed Product in accordance with Section 5.5.1.1 (Development Activities Reports), and providing each Party with feedback regarding the same;

(h)                                 monitoring and coordinating Development activities in the Genzyme Territory and the Voyager Territory for such Split Territory Licensed Product, regulatory strategy, and regulatory and pharmacovigilance requirements and matters;

(i)                                     reviewing and discussing updates provided by each Party regarding any Split Territory Global Development Activities in accordance with the Split Territory Global Development Plan for such Split Territory Licensed Product (including the Split Territory Global Development Budget);

(j)                                    overseeing any manufacturing and supply relationship between the Parties with respect to the Manufacture of such Split Territory Licensed Product for Development activities (subject to the provisions of any Supply Agreement);

(k)                                 approving a global list of clinical sites for each Global Clinical Study for such Split Territory Licensed Product;

(l)                                     approving the appointment of a global contract research organization to manage any Clinical Study for such Split Territory Licensed Product;

(m)                             reviewing and approving any Additional Development Proposals pursuant to Section 5.2.5 (Secondary Indications); and

(n)                                 performing such other activities as the Parties agree in writing shall be the responsibility of such PSC or that are otherwise assigned to such PSC under this Agreement.

9.3.7.                                     PSC Commercialization Responsibilities.  Each PSC shall have the following responsibilities with respect to the Commercialization of the Split Territory Licensed Products for which it is responsible, to the extent permissible under applicable Laws:

(a)                                 preparing the initial Global Commercialization Strategy for such Split Territory Licensed Product in accordance with Section 7.1.2 (Global Commercialization Strategy);

(b)                                 reviewing, commenting on and approving updates and amendments to the Global Commercialization Strategy for such Split Territory Licensed Product in accordance with Section 7.1.2 (Global Commercialization Strategy);

(c)                                  reviewing and discussing reports and information provided by each Party regarding the Commercialization of such Split Territory Licensed Product in accordance with Section 7.1.7 (Reporting Obligations);

(d)                                 reviewing, commenting on and approving any Global Branding Strategy for such Split Territory Licensed Product in accordance with Section 7.1.6.1 (Global Branding);

(e)                                  reviewing, commenting on and approving the Genzyme Territory Commercialization Plan for such Split Territory Licensed Product and updates thereto provided by Genzyme in accordance with Section 7.1.3 (Genzyme Territory Commercialization Plan);

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(f)                                   (i) reviewing, commenting on and approving the Voyager Territory Commercialization Plan for such Split Territory Licensed Product and updates thereto provided by Voyager in accordance with Section 7.1.4 (Voyager Territory Commercialization Plan); or, if Genzyme has exercised the Co-Co Option and such Split Territory Licensed Product is an HD Licensed Product, (ii) preparing and approving the U.S. HD Commercialization Plan for such HD Licensed Product and updates thereto in accordance with Section 7.1.5.1 (U.S. HD Commercialization Plan);

(g)                                  reviewing, commenting on and discussing Voyager Territory Promotional Materials and Genzyme Territory Promotional Materials for such Split Territory Licensed Product in accordance with Sections 7.1.6.2 (Voyager A&P) and Section 7.1.6.3 (Genzyme A&P);

(h)                                 providing a forum for the Parties to discuss the Commercialization of such Split Territory Licensed Product in the Field worldwide, including coordination regarding Split Territory Licensed Product positioning and messaging, key opinion leader relationship management, medical affairs, and marketing and selling materials;

(i)                                     providing a forum for the Parties to discuss collaborating on commercial activities with respect to such Split Territory Licensed Product that can be leveraged for both the Genzyme Territory and Voyager Territory and how the Parties would share the costs of such mutually agreed joint Commercialization activities;

(j)                                    overseeing any manufacturing and supply relationship between the Parties with respect to the Manufacture of such Split Territory Licensed Product for Commercialization activities (subject to the provisions of any Supply Agreement); and

(k)                                 performing such other activities as the Parties agree in writing  shall be the responsibility of such PSC or that are otherwise assigned to such PSC under this Agreement.

9.3.8.                                     PSC Decision-Making. With respect to decisions of each PSC, the representatives of each Party on such PSC shall have collectively one vote on behalf of such Party.  For each meeting of a PSC, the attendance of at least two (2) representatives of each Party shall constitute a quorum. Action on any matter may be taken at a meeting, by teleconference, videoconference or by written agreement.  Each PSC shall attempt to resolve any and all disputes before it for decision by consensus.  If a PSC is unable to reach a consensus with respect to any dispute for a period in excess of [***] days (or such other period as the Parties may agree), then the dispute shall be submitted to the AJSC at a meeting or meetings (whether in-person or by teleconference or videoconference) for resolution pursuant to Section 9.1.6 (Decision Making).  During such meeting(s), each Party shall provide analysis to support its position with respect to such dispute.  For the avoidance of doubt, the phrase “approval by the PSC” and similar

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

phrases used in this Agreement shall mean approval in accordance with this Section 9.3.8 or Section 9.1.6 (Decision Making), including the escalation and tie-breaking provisions provided therein, except as otherwise expressly set forth in this Agreement.

9.3.9.                                     Term of PSC. The PSC for a Split Territory Licensed Program shall terminate upon the earlier of (a) the termination or expiration of this Agreement in its entirety or (b) the termination or expiration of this Agreement with respect to such Split Territory Licensed Program.

9.4.                            SMA Program Committee.  The Parties shall establish the SMA Program Committee (the “SMAC”) as a subcommittee of the AJSC to facilitate the Collaboration with respect to the SMA Licensed Program. The SMAC shall be subject to Section 9.1.7 (Subcommittees) and this Section 9.4.

9.4.1.                                     Composition of the SMAC.  The Development of the SMA Licensed Program and the Development and Commercialization of each SMA Licensed Product pursuant to the Collaboration will be conducted under the oversight of the SMAC, which shall be comprised of [***] members, with each Party contributing [***] representatives who are employees of such Party.  The SMAC shall be established as of the Option Exercise Date of the SMA Licensed Program and each Party shall appoint its respective representatives to such SMAC within thirty (30) days of the Option Exercise Date for the SMA Licensed Program, and may substitute one or more of its representatives, in its sole discretion, effective upon notice to the other Party of such change.  Each Party shall have at least one representative on the SMAC who is a senior employee (vice president level or above), and all representatives on the SMAC shall have appropriate expertise, seniority, decision-making authority and ongoing familiarity with the Collaboration and the SMA Licensed Program. Unless otherwise agreed by the Parties, each Party’s representatives on the SMAC must be employees of such Party. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend SMAC meetings, subject to such representatives and consultants undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Section 10.1 (Nondisclosure Obligation). The chairperson of the SMAC shall be designated by Genzyme.

9.4.2.                                     SMAC Meetings.  The SMAC shall meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than once per Calendar Quarter during the Term, with the location for such meetings alternating between Voyager and Genzyme facilities (or such other locations as are mutually agreed by the Parties).  Alternatively, the SMAC may meet by means of teleconference, videoconference or other similar communications equipment, but at least two (2) meetings of the SMAC per Calendar Year shall be conducted in person. All proceedings for the SMAC shall take place in English.  Where the membership of the SMAC is the same as one or more PSCs for Split Territory Licensed Programs, such PSCs and the SMAC may have a single meeting to discuss each Licensed Program for which they have responsibility.  Each Party shall bear its own expenses relating to attendance at such meetings by its representatives.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.4.3.                                     SMAC Responsibilities.  The SMAC shall have the following responsibilities with respect to the SMA Licensed Program and SMA Licensed Products:

(a)                                 finalizing and approving a Transition Plan for an SMA Licensed Product that meets the requirements set forth in Section 5.3.2 (Transition), including any Transition Activities that Voyager will be obligated to perform under such Transition Plan;

(b)                                 reviewing and discussing SMA Global Development Plans provided by Genzyme in accordance with Section 5.3.3 (SMA Global Development Plan);

(c)                                  reviewing and discussing updates regarding the Development of an SMA Licensed Product provided by Genzyme in accordance with Section 5.5.1.2 (Development Activities Reports);

(d)                                 reviewing and discussing SMA Commercialization Summaries provided by Genzyme in accordance with Section 7.2.2 (Commercialization Summary);and

(e)                                  performing such other activities as the Parties agree in writing shall be the responsibility of the SMAC or that are otherwise assigned to the SMAC under this Agreement.

9.4.4.                                     SMAC Decision-Making. The SMAC shall be an advisory committee for the Collaboration and to the AJSC and shall not have any decision-making authority with respect to any matters under this Agreement; provided, however, that the SMAC shall have the authority to approve the Transition Plan for an SMA Licensed Product.  With respect to approving a Transition Plan, the representatives of each Party on the SMAC shall have collectively one vote on behalf of such Party and such SMAC shall attempt to approve such Transition Plan by consensus.  If the SMAC fails to approve a Transition Plan for an SMA Licensed Product within [***] following the Option Exercise Date with respect to such SMA Licensed Product, then the matter shall be submitted to the AJSC for resolution pursuant to Section 9.1.6 (Decision Making).

9.4.5.                                     Term of SMAC.  The SMAC shall terminate upon the earlier of (a) the termination or expiration of this Agreement in its entirety or (b) the termination or expiration of this Agreement with respect to the SMA Licensed Program.

9.5.                            No Power to Amend.  Unless otherwise agreed to by the Parties in writing, the AJSC, DAC, SMAC and each PSC will have only the powers expressly assigned to it in this Agreement.  In no event will any of them have any power to amend, modify, or waive compliance with this Agreement.

9.6.                            Confidentiality.  All information disclosed by either Party or its representatives to the other Party or its representatives under this Section 9 shall be deemed to be Confidential Information of the disclosing Party and maintained in accordance with Section 10 (Confidentiality and Publication).

9.7.                            Modifications.  The Parties shall meet from time to time to discuss whether any changes to the governance structure for the Collaboration are necessary or advisable.

10.                               CONFIDENTIALITY AND PUBLICATION

10.1.                     Nondisclosure Obligation.

10.1.1.                              All Confidential Information disclosed by one Party to the other Party under this Agreement, Stock Purchase Agreement and any Investor Agreement shall be maintained in confidence by the receiving Party and shall not be disclosed to a Third Party or used for any purpose except as set forth herein without the prior written consent of the disclosing Party, except to the extent that such Confidential Information:

(a)                                 is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s business records;

(b)                                 is known to the public before its receipt from the disclosing Party, or thereafter becomes known to the public through no breach of this Agreement, Stock Purchase Agreement or any Investor Agreement by the receiving Party;

(c)                                  is subsequently disclosed to the receiving Party by a Third Party who is not known by the receiving Party to be under an obligation of confidentiality to the disclosing Party; or

(d)                                 is developed by the receiving Party independently of Confidential Information received from the disclosing Party, as documented by the receiving Party’s business records.

10.1.2.                              Notwithstanding the obligations of confidentiality and non-use set forth above and in Section 10.1.3 below, a receiving Party may provide Confidential Information disclosed to it, and disclose the existence and terms of this Agreement, Stock Purchase Agreement or any Investor Agreement as may be reasonably required in order to perform its obligations and to exploit its rights under this Agreement, Stock Purchase Agreement or any Investor Agreement, and specifically to (i) Related Parties, and their employees, directors, agents, consultants, advisors or other Third Parties for the performance of its obligations hereunder (or for such entities to determine their interest in performing such activities) in accordance with this Agreement, Stock Purchase Agreement or any Investor Agreement in each case who are under an obligation of confidentiality with respect to such information that is no less stringent than the terms of this Section 10.1; (ii) Governmental Authorities or other Regulatory Authorities in order to obtain patents or perform its obligations or exploit its rights under this Agreement, Stock Purchase Agreement or any Investor Agreement, provided that such Confidential Information shall be disclosed only to the extent reasonably necessary to do so; (iii) the extent required by Law, including by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States or of any stock exchange or listing entity; (iv) (a) any bona fide actual

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

or prospective underwriters, investors, lenders or acquirers of a Party or substantially all its assets and to consultants and advisors of such Third Party, and (b) any bona fide actual or prospective collaborators or strategic partners and to consultants and advisors of such Third Party, in each case of (a) and (b) during bona fide business discussions provided that the receiving party of such information is under an obligation or confidentiality with respect to such information that is no less stringent than the terms of this Section 10.1; and (v) to Third Parties to the extent a Party is required to do so pursuant to the terms of an In-License existing as of the Effective Date. Notwithstanding the foregoing, Voyager may not disclose [***]. If a Party is required by Law to disclose Confidential Information that is subject to the non-disclosure provisions of this Section 10.1, such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure.  Notwithstanding Section 10.1.1, Confidential Information that is required to be disclosed by Law shall remain otherwise subject to the confidentiality and non-use provisions of this Section 10.1. If either Party concludes that a copy of any of this Agreement, Stock Purchase Agreement or any Investor Agreement must be filed with the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States, such Party shall provide the other Party with a copy of such agreement showing any provisions hereof as to which the Party proposes to request confidential treatment, shall provide the other Party with an opportunity to comment on any such proposed redactions and to suggest additional redactions, and shall take such Party’s comments into consideration before filing such agreement.

10.1.3.                              Voyager acknowledges that Genzyme may use Confidential Information of Voyager for purposes of monitoring and administering its investment in Voyager, provided that (i) Genzyme hereby acknowledges to Voyager that Genzyme is aware that the United States securities laws prohibit any Person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities and (ii) Genzyme hereby acknowledges that it is aware of the sanctions under the United States securities laws attaching to misuse or such improper disclosure of any material, non-public information relating to Voyager.

10.1.4.                              Each Party recognizes that the value to the other Party of the transactions under this Agreement, Stock Purchase Agreement and the Investor Agreements depend, in part, on each Party protecting the secrecy of its Know-How. Therefore, without limiting any Party’s right’s right to license its Know-How, subject to the terms of this Agreement, Stock Purchase Agreement or any Investor Agreement, in any way it chooses, each Party shall use commercially reasonable efforts to protect the confidentiality of its Know-How as determined in such Party’s reasonable business judgment.

10.2.                     Publication and Publicity.

10.2.1.                              Publication.  Genzyme and Voyager each acknowledge the other Party’s interest in publishing certain key results of the Collaboration.  Each Party also

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

recognizes the mutual interest in obtaining valid patent protection and in protecting trade secret information. Consequently, except for disclosures permitted pursuant to Section 10.1 (Nondisclosure Obligation) and 10.2.2 (Publicity), either Party wishing to make a publication or public presentation regarding any Agreement Program or Agreement Product or that contains the Confidential Information of the other Party shall deliver to the other Party a copy of the proposed written publication or presentation at least [***] prior to submission for publication or presentation. The reviewing Party shall have the right (i) to require modifications to the publication or presentation for patent reasons, trade secret reasons or business reasons, and the publishing Party shall remove all Confidential Information of the other Party if requested by the reviewing Party, or (ii) to request a reasonable delay in publication or presentation in order to protect patentable information. If the reviewing Party requests a delay, the publishing Party shall delay submission or presentation for a period of [***] to enable the non-publishing Party to file patent applications protecting such Party’s rights in such information. With respect to any proposed publications or disclosures by investigators or academic or non-profit collaborators, such materials shall be subject to review under this Section 10.2.1 to the extent that Genzyme or Voyager, as the case may be, has the right and ability (after using commercially reasonable efforts to obtain such right and ability) to do so.

10.2.2.                              Publicity.  Except as set forth in Section 10.1 (Nondisclosure Obligation) and Section 10.2.1 (Publication) above and Section 10.3 (Press Release) below, the terms of any of this Agreement, Stock Purchase Agreement or any Investor Agreement may not be disclosed by either Party, and neither Party shall use the name, Trademark, trade name or logo of the other Party or its employees in any publicity, news release or disclosure relating to any of this Agreement, Stock Purchase Agreement or any Investor Agreement, its subject matter, or the activities of the Parties hereunder without the prior express written permission of the other Party, except as may be required by Law, including by the rules or regulations of the United States Securities and Exchange Commission, the French Financial Markets Authority, the French Prudential Supervisory Authority or similar regulatory agency in any country other than the United States or France or of any stock exchange or listing entity, or except as expressly permitted by the terms hereof.

10.3.                     Press Release.    Following the execution of this Agreement, the Parties shall issue a press release in the form set forth in Schedule 10.3 or such other forms mutually agreed by the Parties.  After such initial press release, neither Party shall issue a press release or public announcement relating to this Agreement without the prior written approval of the other Party, which approval shall not be unreasonably withheld, conditioned or delayed, except that a Party may (i) once a press release or other public statement is approved in writing by both Parties, make subsequent public disclosure of the information contained in such press release or other written statement without the further approval of the other Party, and (ii) issue a press release or public announcement as required, in the reasonable judgment of such Party, by Law, including by the rules or regulations of the United States Securities and Exchange Commission, the French Financial Markets Authority, the French Prudential Supervisory Authority or similar regulatory agency in a country other than the United States or France or of any stock exchange or listing entity.

11.                               LICENSES

11.1.                     License Grants to Genzyme.

11.1.1.                              Collaboration Program License Grant. Subject to the terms and conditions of this Agreement, on a Collaboration Program-by-Collaboration Program basis, effective during the Option Period with respect to a Collaboration Program, Voyager hereby grants Genzyme a non-transferable (except as provided in Section 17.1 (Assignment)), sublicensable (subject to Section 11.1.5 (Genzyme Sublicense Rights)), worldwide, non-exclusive license under the Voyager Licensed Technology to Develop Collaboration Products and conduct Collaboration Programs.

11.1.2.                              License Grant to Split Territory Agreement Programs. Subject to the terms and conditions of this Agreement, on a Split Territory Agreement Program-by-Split Territory Agreement Program basis, Voyager hereby grants Genzyme:

11.1.2.1.                              Development License.  A non-transferable (except as provided in Section 17.1 (Assignment)), sublicensable (subject to Section 11.1.5 (Genzyme Sublicense Rights)), co-exclusive (with Voyager) license under the Voyager Licensed Technology to (a) Develop Split Territory Agreement Products and conduct Split Territory Agreement Programs inside or outside of the Genzyme Territory for Commercialization of such Split Territory Agreement Products in the Field in the Genzyme Territory, and (b) Manufacture any Split Territory Agreement Products inside or outside of the Genzyme Territory for the purposes of such Development.

11.1.2.2.                              Commercialization License. A non-transferable (except as provided in Section 17.1 (Assignment)), sublicensable (subject to Section 11.1.5 (Genzyme Sublicense Rights)), exclusive (even as to Voyager) license under the Voyager Licensed Technology to (a) Commercialize the Split Territory Agreement Products in the Field in the Genzyme Territory and (b) to Manufacture the Split Territory Agreement Products inside or outside of the Genzyme Territory solely for Commercialization in the Genzyme Territory. The license granted under the foregoing clause (a) shall be royalty-bearing for the Royalty Term applicable to each Split Territory Agreement Product in each country in the Genzyme Territory, and, after the Royalty Term applicable to such Split Territory Agreement Product in such country, shall convert to a fully-paid perpetual exclusive license to Commercialize such Split Territory Agreement Product in the Field in such country.

11.1.2.3.                              HD Licensed Products.  For clarity, HD Licensed Products are Split Territory Agreement Products, and if Genzyme exercises the Co-Co Option, then the Genzyme Territory will be worldwide with respect to HD Licensed Products.

11.1.3.                              License Grant to SMA Licensed Program. Subject to the terms and conditions of this Agreement, Voyager hereby grants Genzyme:

11.1.3.1.                              Development License.  A non-transferable (except as provided in Section 17.1 (Assignment)), sublicensable (subject to Section 11.1.5 (Genzyme Sublicense Rights)), exclusive (even as to Voyager) license under the Voyager Licensed Technology to (a) Develop SMA Licensed Products and conduct the SMA Licensed Program in the Field worldwide, and (b) Manufacture the SMA Licensed Products for the purposes of such Development.

11.1.3.2.                              Commercialization License. A non-transferable (except as provided in Section 17.1 (Assignment)), sublicensable (subject to Section 11.1.5 (Genzyme Sublicense Rights)), exclusive (even as to Voyager) license under the Voyager Licensed Technology to (a) Commercialize the SMA Licensed Products in the Field worldwide and (b) to Manufacture the SMA Licensed Products worldwide for the purposes of such Commercialization. The license granted under the foregoing clause (a) shall be royalty-bearing for the Royalty Term applicable to each SMA Licensed Product in each country in the world, and, after the Royalty Term applicable to such SMA Licensed Product in such country, shall convert to a fully-paid perpetual exclusive license to Commercialize such SMA Licensed Product in the Field in such country.

11.1.4.                              Genzyme Restrictive Covenants.

11.1.4.1.                              Split Territory Restrictive Covenant.  Genzyme shall not exercise any rights granted to it under Section 11.1.2 (License Grant to Split Territory Agreement Programs), unless and until (i) on a Split Territory Agreement Program-by-Split Territory Agreement Program basis, Genzyme terminates this restrictive covenant through its exercise of the Split Territory Program Option with respect to such Split Territory Collaboration Program in accordance with Section 3.3 (Exercise of an Option), or (ii) this Agreement is rejected by or on behalf of Voyager pursuant to the Bankruptcy Code or is repudiated by or on behalf of Voyager under the Bankruptcy Code or other applicable Laws. For avoidance of doubt, it is the intention of the Parties that any exercise of rights hereunder by Genzyme after such a rejection or repudiation will be subject to and in accordance with the Bankruptcy Code including Section 365(n).

11.1.4.2.                              SMA Restrictive Covenant.  Genzyme shall not exercise any rights granted to it under Section 11.1.3 (License Grant to SMA Agreement Program) unless and until (i) Genzyme terminates this restrictive covenant through its exercise of the SMA Program Option in accordance with Section 3.3 (Exercise of an Option), or (ii) this Agreement is rejected by or on behalf of Voyager pursuant to the Bankruptcy Code or is repudiated by or on behalf of Voyager under the Bankruptcy Code or other applicable Laws.  For avoidance of doubt, it is the intention of the Parties that any exercise of rights hereunder by Genzyme after such a rejection or repudiation will be subject to and in accordance with the Bankruptcy Code including Section 365(n).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.1.5.                              Genzyme Sublicense Rights. Genzyme shall have the right to sublicense any of its rights under Section 11.1.2 (License Grant to Split Territory Agreement Programs) and Section 11.1.3 (License Grant to SMA Licensed Program) to any of its Affiliates or to any Third Party (which sublicensed rights may be further sublicensable through multiple tiers) without the prior consent of Voyager, subject to the requirements of this Section 11.1.5 (Genzyme Sublicense Rights). Each sublicense granted by Genzyme pursuant to this 10.1.4 (Sublicense Rights) shall be subject and subordinate to the terms of this Agreement and shall contain provisions consistent with those in this Agreement.  Genzyme shall promptly provide Voyager with a copy of the fully executed sublicense agreement covering any sublicense granted hereunder (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 11.1.5 (Genzyme Sublicense Rights)), and each such sublicense agreement shall contain the following provisions: (i) a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 10 (Confidentiality and Publication) with respect to Voyager’s Confidential Information and (ii) if such sublicense agreement contains a sublicense of Split Territory Licensed Product Commercialization rights, such sublicense agreement shall also contain a requirement that the Sublicensee submit applicable sales or other reports to Genzyme to the extent necessary or relevant to the reports required to be made or records required to be maintained under this Agreement. Notwithstanding any sublicense, Genzyme shall remain primarily liable to Voyager for the performance of all of Genzyme’s obligations under, and Genzyme’s compliance with all provisions of, this Agreement.

11.2.                     License Grants to Voyager.

11.2.1.                              Collaboration Program License Grants.

11.2.1.1.                              General. Subject to the terms and conditions of this Agreement, on a Collaboration Program-by-Collaboration Program basis, effective during the Option Period with respect to a Collaboration Program, Genzyme hereby grants Voyager a non-transferable (except as provided in Section 17.1 (Assignment)), non-sublicensable, worldwide, non-exclusive license under the Genzyme Technology, Genzyme Collaboration Technology and Genzyme’s interest in the Joint Collaboration Technology to conduct the activities allocated to Voyager under the Collaboration R&D Plan for such Collaboration Program.

11.2.1.2.                              Genzyme [***] Process for SMA Manufacturing. Subject to the terms and conditions of this Agreement, Genzyme hereby grants Voyager a non-transferable, non-sublicensable, worldwide, non-exclusive license under the Genzyme [***] Process to Manufacture SMA Collaboration Products during the Option Period with respect to the SMA Collaboration Program for the purposes of Developing such SMA Collaboration Products in accordance with the SMA Collaboration R&D Plan.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.2.2.                              License Grant to Split Territory Licensed Programs. Subject to the terms and conditions of this Agreement, on a Split Territory Licensed Program-by-Split Territory Licensed Program basis, Genzyme hereby grants Voyager:

11.2.2.1.                              Development License. A non-transferable (except as provided in Section 17.1 (Assignment)), sublicensable (subject to Section 11.2.5 (Voyager Sublicense Rights)), worldwide, non-exclusive, royalty-free license under the Genzyme Technology, Genzyme Collaboration Technology and Genzyme’s interest in the Joint Collaboration Technology to (a) Develop the Split Territory Licensed Products and conduct such Split Territory Licensed Program inside and outside the Voyager Territory for Commercialization of such Split Territory Agreement Products in the Field in the Voyager Territory, and (b) Manufacture the Split Territory Licensed Products inside or outside of the Voyager Territory for the purposes of such Development, in each case (a) and (b) as and to the extent set forth in any Global Development Plan or Voyager Territory Development Plan.

11.2.2.2.                              Commercialization License. A non-transferable (except as provided in Section 17.1 (Assignment)), sublicensable (subject to Section 11.2.5 (Voyager Sublicense Rights)) license under the Genzyme Technology, Genzyme Collaboration Technology and Genzyme’s interest in the Joint Collaboration Technology to (a) Commercialize the Split Territory Licensed Products in the Field in the United States (which Commercialization with respect to HD Licensed Products shall be in accordance with Section 7.1.5 (Co-Commercialization of HD Licensed Products) if Genzyme has elected the Co-Co Option with respect to the HD Collaboration Program), and (b) Manufacture the Split Territory Licensed Products  inside or outside of the Voyager Territory solely for Commercialization in the Voyager Territory.  Such license will be exclusive (even as to Genzyme) with respect to Split Territory Licensed Products (other than HD Licensed Products if Genzyme has elected the Co-Co Option with respect to the HD Licensed Program) and co-exclusive (with Genzyme) with respect to HD Licensed Products if Genzyme has elected the Co-Co Option with respect to the HD Licensed Program, in each case, with respect to the license under the Genzyme Collaboration Technology and Genzyme’s interest in the Joint Collaboration Technology and, in each case, will be non-exclusive with respect to the license under the Genzyme Technology; provided, however, that if the DAC has elected to use a Genzyme HD Sequence as the transgene for an HD Agreement Product in accordance with Section 4.6 (Use of Genzyme HD Sequence), such license under the Genzyme HD Sequence Technology also will be exclusive (even as to Genzyme) with respect to such HD Agreement Product.

11.2.3.                              Scope of License Under Genzyme [***] Process, Genzyme HD Sequence Technology and Genzyme PD Technology.  Notwithstanding anything to the contrary in this Agreement, if any license granted to Voyager in Section 11.2.1.1 (Collaboration Program License Grants; General) or 11.2.2 (License to Split Territory Licensed Programs) includes rights: (a) to use the Genzyme [***] Process, then such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

license shall only be with respect to any Split Territory Agreement Product for which the DAC has approved a [***] Process Election in accordance with Section 4.7.1 ([***] Process Election for Split Territory Agreement Products), and not all Split Territory Agreement Products; (b) under the Genzyme HD Sequence Technology, then such license shall only be with respect to any HD Agreement Product for which the DAC has elected to use a Genzyme HD Sequence as the transgene in accordance with Section 4.6 (Use of Genzyme HD Sequence), and not all Split Territory Agreement Products (or all HD Agreement Products); or (c) under the Genzyme PD Technology, then such license shall only be with respect to PD Agreement Products.

11.2.4.                              Voyager Restrictive Covenants.  Voyager shall not exercise any rights granted to it under Section 11.2.2.1 (Development License) and Section 11.2.2.2 (Commercialization License) unless and until, on a Split Territory Agreement Program-by-Split Territory Agreement Program basis, Genzyme exercises the Option with respect to the applicable Split Territory Collaboration Program (including the Co-Co Option with respect to such HD Collaboration Program) in accordance with Section 3.3 (Exercise of an Option), in which event Voyager shall be entitled to exercise its license rights under Section 11.2.2.1 (Development License) and Section 11.2.2.2 (Commercialization License) with respect to such Split Territory Collaboration Program as of the Option Exercise Date for such Split Territory Collaboration Program.

11.2.5.                              Voyager Sublicense Rights. Voyager shall have the right to sublicense any of its rights under Section 11.2.2 (License Grant to Split Territory Licensed Programs) to any of its Affiliates or to any Third Party (which sublicensed rights may be further sublicensable through multiple tiers) without the prior consent of Genzyme, subject to the requirements of this Section 11.2.5 (Voyager Sublicense Rights). Each sublicense granted by Voyager pursuant to this Section 11.2.5 (Voyager Sublicense Rights) shall be subject and subordinate to this Agreement and shall contain provisions consistent with those in this Agreement.  Without limitation, Voyager may only sublicense the license granted under the Genzyme [***] Process on a Split Territory Agreement Program-by-Split Territory Agreement Program basis, (a) if the [***] Process Election has been made by the DAC with respect to such Split Territory Agreement Program and (b) pursuant to a subcontract meeting the requirements of Section 8.1.2 (Subcontracting) and Section 8.2.2 (Subcontracting). Voyager shall promptly provide Genzyme with a copy of the fully executed sublicense agreement covering any sublicense granted hereunder (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 11.2.5 (Voyager Sublicense Rights)), and each such sublicense agreement shall contain a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 10 (Confidentiality and Publication) of this Agreement with respect to Genzyme’s Confidential Information.  Notwithstanding any sublicense, Voyager shall remain primarily liable to Genzyme for the performance of all of Voyager’s obligations under, and Voyager’s compliance with all provisions of, this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.2.6.                              ReGenX Improvements.

11.2.6.1.                              ReGenX Improvements License Back. On an Agreement Program-by-Agreement Program basis, effective upon the occurrence of the conditions set forth in Section 11.2.6.2 (Effectiveness of ReGenX Improvements License Back) below, Genzyme hereby grants to Voyager a non-exclusive, worldwide, royalty-free, transferable, irrevocable, perpetual license under the  ReGenX Improvements (and any intellectual property rights with respect thereto) [***] under Sections 2.7.1 and 2.7.2 of the ReGenX Agreement (the “ReGenX Licensed Back Rights”) solely to sublicense such ReGenX Licensed Back Rights to ReGenX as required of Voyager by Section 2.7 of the ReGenX Agreement (such license set forth in this Section 11.2.6.1 (ReGenX Improvements License Back) the “ReGenX Improvements License Back”).

11.2.6.2.                              Effectiveness of ReGenX Improvements License Back. The ReGenX Improvement License Back shall be effective (a) for any ReGenX Licensed Back Rights [***], upon Voyager’s exercise of the Commercial Option (as defined in the ReGenX Agreement) under the ReGenX Agreement for a [***] (as defined in the ReGenX Agreement), and (b) for any ReGenX Licensed Back Rights developed under [***], upon Voyager’s exercise of the Commercial Option (as defined in the ReGenX Agreement) under the ReGenX Agreement for a [***].

11.3.                     Compliance with In-Licenses.  All licenses and other rights granted by one Party (the “Granting Party”) to the other Party (the “Non-Granting Party”) under this Agreement are subject to the rights and obligations of the Granting Party under such Granting Party’s In-Licenses in effect as of the Effective Date.  The Non-Granting Party shall comply with all applicable provisions of such Granting Party’s In-Licenses, and shall perform and take such actions as may be required to allow the Granting Party to comply with its obligations thereunder, including obligations relating to sublicensing, patent matters, confidentiality, reporting, audit rights, indemnification and diligence.  Without limiting the foregoing, the obligations set forth on Schedule 11.3 with respect to the NIH Agreement shall be binding upon Genzyme as if Genzyme were a party to the NIH Agreement.  Further, the Non-Granting Party shall prepare and deliver to the Granting Party any additional reports required under such Granting Party’s In-Licenses in effect as of the Effective Date and requested by the Granting Party, in each case sufficiently in advance to enable the Granting Party to comply with its obligations under such In-Licenses. This Section 11.3 shall survive termination as it relates to any license granted by one Party to the other pursuant to Section 16.3 (Effect of Termination).

11.4.                     Bankruptcy and Section 365(n).  All rights and licenses granted under or pursuant to this Agreement by a Party to the other, including those set forth in Section 11 (Licenses), are and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the United States Code (the “Bankruptcy Code”), licenses of right to “intellectual property” as defined under Section 101 of the Bankruptcy Code.  The Parties agree that the Parties and their respective Sublicensees, as sublicensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the Bankruptcy Code and any foreign counterpart thereto.  The Parties further agree that upon commencement of a bankruptcy proceeding by or against a Party (the “Bankrupt Party”) under the Bankruptcy Code, the other Party (the “Non-Bankrupt Party”) will be entitled to a complete duplicate of, or complete access to (as the Non-Bankrupt Party deems appropriate), all such intellectual property and all embodiments of such intellectual property.  Such intellectual property and all embodiments of such intellectual property will be promptly delivered to the Non-Bankrupt Party (a) upon any such commencement of a bankruptcy proceeding and upon written request by the Non-Bankrupt Party, unless the Bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of the Bankrupt Party and upon written request by the Non-Bankrupt Party.  Without limiting the foregoing, Voyager hereby grants to Genzyme a right of access to and to obtain possession of (i) copies of research data, (ii) laboratory samples, (iii) samples of the Licensed Product, (iv) formulas, (v) laboratory notes and notebooks, (vi) data and results related to clinical trials, (vii) regulatory filings and approvals, (viii) rights of reference in respect of regulatory filings and approvals, (ix) pre-clinical research data and results, and (x) marketing, advertising and promotional materials, all of which (in clauses (i) through (x)) constitute “embodiments” of intellectual property pursuant to Section 365(n) of the Bankruptcy Code and (xi) all other embodiments of such intellectual property, and in respect of each of the foregoing clauses (i) through (x), solely for the purpose of the exercise of Voyager’s rights and licenses under this Agreement, whether any of the foregoing are in Genzyme’s possession or control or in the possession and control of Third Parties.  The Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) agree not to interfere with the exercise by the Non-Bankrupt Party or its Affiliates of its rights and licenses to such intellectual property and such embodiments of intellectual property in accordance with this Agreement, and agrees to assist the Non-Bankrupt Party and its Affiliates in obtaining such intellectual property and such embodiments of intellectual property in the possession or control of Third Parties as are reasonably necessary or desirable for the Non-Bankrupt Party to exercise such rights and licenses in accordance with this Agreement.  The foregoing provisions are without prejudice to any rights the Non-Bankrupt Party may have arising under the Bankruptcy Code or other applicable Laws.  Further, each Party agrees and acknowledges that all payments by Genzyme to Voyager hereunder, other than royalties pursuant to Section 12.4 (Royalties Payable to Voyager), do not constitute royalties within the meaning of Section 365(n) of the Bankruptcy Code.

11.5.                     No Other Rights.  Except as otherwise expressly provided in this Agreement, under no circumstances shall a Party, as a result of this Agreement, obtain any ownership interest or other right in any Know-How, Patent Rights or other intellectual property rights of the other Party, including items owned, controlled or developed by the other Party, or provided by the other Party to the receiving Party at any time pursuant to this Agreement.  Without limiting the generality of the foregoing, Genzyme shall retain the right under the Genzyme HD Sequence Technology to Develop, Commercialize and Manufacture all products other than HD Agreement Products that contain Genzyme HD Sequences.

12.                               FINANCIAL TERMS; ROYALTY REPORTS; PAYMENTS AND AUDITS

12.1.                     Upfront Payment.  Genzyme shall pay Voyager Sixty Five Million Dollars ($65,000,000) within fifteen (15) days after receipt of an invoice from Voyager for such payment.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.2.                     Option Exercise Payments.

12.2.1.                              If Genzyme exercises an Option (other than the Co-Co Option) with respect to a Collaboration Program, in consideration of Voyager’s Development activities with respect to the applicable Collaboration Program prior to the applicable Option Exercise Date, Genzyme shall pay Voyager the associated option exercise payment set forth below in this Section 12.2 within [***] after receipt of an invoice from Voyager for such option exercise payment after the Option Exercise Date for such Collaboration Program.

Collaboration Program	Option Exercise Payment
(i) SMA Collaboration Program	$	[***]
(ii) FA Collaboration Program	$	[***]
(iii) HD Collaboration Program	$	[***]
(iv) PD Collaboration Program	$	[***]
(v) Future Collaboration Program	$	[***]

12.2.2.                              If Genzyme exercises the Co-Co Option with respect to the HD Collaboration Program prior to the applicable Option Exercise Date, Genzyme shall pay Voyager [***] within [***] after receipt of an invoice from Voyager for such option exercise payment after the Option Exercise Date for the HD Collaboration Program. For the avoidance of doubt, if Genzyme exercises the Co-Co Option, then no payment shall be due for the HD Collaboration Program under Section 12.2.1.

12.3.                     Milestones.

12.3.1.                              Development Milestones. Genzyme shall provide Voyager with written notice of the achievement by Genzyme or any of its Related Parties of any development milestone event set forth below in this Section 12.3.1 within [***] after such event has occurred; provided, however, that Genzyme shall inform Voyager of such event prior to any public disclosure of such event by Genzyme. Voyager shall invoice Genzyme within [***] of receipt of such written notice by Voyager, and Genzyme shall pay the associated development milestone payment within [***] of the receipt of such invoice.  Each development milestone payment set forth below shall be payable only once, regardless of the number of times a development milestone is achieved; provided, however, if Voyager elects a Forecasted Opt-Out pursuant to Section 5.2.11 (Development Cost Opt-Out), the milestone event set forth below in (i) shall be payable for the first SMA Licensed Product and the first Split Territory Licensed Product in each Split Territory Licensed Program subject to a Forecasted Opt-Out as if such Split Territory Licensed Product were an SMA Licensed Product.

Development Milestone Event	Development Milestone Payment
(i) First Regulatory Approval in the United States of an SMA Licensed Product	$	[***]
(ii) First occurrence of both (a) Regulatory Approval by the	$	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Development Milestone Event	Development Milestone Payment
EMA or an MMC in the EU of an SMA Licensed Product and (b) Reimbursement Approval by an MMC in the EU of such SMA Licensed Product
(iii) First occurrence of both (a) Regulatory Approval by the EMA or an MMC in the EU of an FA Licensed Product and (b) Reimbursement Approval by an MMC in the EU of such FA Licensed Product	$	[***]
(iv) First occurrence of both (a) Regulatory Approval by the EMA or an MMC in the EU of an HD Licensed Product and (b) Reimbursement Approval by an MMC in the EU of such HD Licensed Product	$	[***]
(v) First occurrence of both (a) Regulatory Approval by the EMA or an MMC in the EU of a PD Licensed Product and (b) Reimbursement Approval by an MMC in the EU of such PD Licensed Product	$	[***]
(vi) First occurrence of both (a) Regulatory Approval by the EMA or an MMC in the EU of a Future Licensed Product and (b) Reimbursement Approval by an MMC in the EU of such Future Licensed Product	$	[***]

12.3.2.                              Sales Milestones. Genzyme shall provide Voyager with written notice of the achievement during the Royalty Term by Genzyme or any of its Related Parties of any sales milestone event set forth below in this Section 12.3.2 within [***] after the end of the Calendar Quarter in which such event has occurred. Voyager shall invoice Genzyme within [***] of receipt of such written notice by Genzyme, and Genzyme shall remit the associated milestone payment within [***] of the receipt of such invoice.  [***].  Each sales milestone payment set forth below shall be payable only once, regardless of the number of times a sales milestone event is achieved.

Sales Milestone Event	Sales Milestone Payment
(i) First Calendar Year in which worldwide Net Sales for an SMA Licensed Product equal at least $[***]	$	[***]
(ii) First Calendar Year in which Net Sales for an FA Licensed Product in the Genzyme Territory equal at least $[***]	$	[***]
(iii) First Calendar Year in which Net Sales for an HD Licensed Product in the Genzyme Territory equal at least $[***]	$	[***]
(iv) First Calendar Year in which Net Sales for an HD Licensed Product in the Genzyme Territory equal at least $[***]	$	[***]
(v) First Calendar Year in which Net Sales for a PD Licensed Product in the Genzyme Territory equal at least $[***]	$	[***]
(vi) First Calendar Year in which Net Sales for a Future Licensed Product in the Genzyme Territory equal at least $[***]	$	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.4.                     Royalties Payable to Voyager.

12.4.1.                              Royalty Rates.

12.4.1.1.                              Royalties on SMA Licensed Products. Subject to the terms and conditions of this Agreement, Genzyme shall pay to Voyager royalties on annual worldwide Net Sales by Genzyme and its Related Parties of an SMA Licensed Product during the Royalty Term, as follows:

Calendar Year Worldwide Net Sales of an SMA Licensed Product	Royalty (as a percentage of Net Sales)
$0 - $[***]	[***]	%
$[***] - $[***]	[***]	%
$[***] - $[***]	[***]	%
$[***] - $[***]	[***]	%
Greater than $[***]	[***]	%

12.4.1.2.                              Royalties on FA Licensed Products. Subject to the terms and conditions of this Agreement, Genzyme shall pay to Voyager royalties on annual Net Sales by Genzyme and its Related Parties of an FA Licensed Product in the Genzyme Territory during the Royalty Term, as follows:

Calendar Year Net Sales of an FA Licensed Product in the Genzyme Territory	Royalty (as a percentage of Net Sales)
$0 - $[***]	[***]	%
$[***] - $[***]	[***]	%
$[***] - $[***]	[***]	%
$[***] - $[***]	[***]	%
Greater than $[***]	[***]	%

12.4.1.3.                              Royalties on HD Licensed Products. Subject to the terms and conditions of this Agreement, Genzyme shall pay to Voyager royalties on annual Net Sales by Genzyme and its Related Parties of an HD Licensed Product in the Genzyme Territory (excluding the United States) during the Royalty Term, as follows:

Calendar Year Net Sales of an HD Licensed Product in the Genzyme Territory	Royalty (as a percentage of Net Sales)
$0 - $[***]	[***]	%
$[***] - $[***]	[***]	%
$[***] - $[***]	[***]	%
$[***] - $[***]	[***]	%
Greater than $[***]	[***]	%

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.4.1.4.                              Royalties on PD Licensed Products. Subject to the terms and conditions of this Agreement, Genzyme shall pay to Voyager royalties on annual Net Sales by Genzyme and its Related Parties of a PD Licensed Product in the Genzyme Territory during the Royalty Term, as follows:

Calendar Year Net Sales of a PD Licensed Product in the Genzyme Territory	Royalty (as a percentage of Net Sales)
$0 - $[***]	[***]	%
$[***] - $[***]	[***]	%
$[***] - $[***]	[***]	%
$[***] - $[***]	[***]	%
Greater than $[***]	[***]	%

12.4.1.5.                              Royalties on Future Licensed Products. Subject to the terms and conditions of this Agreement, Genzyme shall pay to Voyager royalties on annual Net Sales by Genzyme and its Related Parties of a Future Licensed Product in the Genzyme Territory during the Royalty Term, as follows:

Calendar Year Net Sales of a Future Licensed Product in the Genzyme Territory	Royalty (as a percentage of Net Sales)
$0 - $[***]	[***]	%
$[***] - $[***]	[***]	%
$[***] - $[***]	[***]	%
$[***] - $[***]	[***]	%
Greater than $[***]	[***]	%

12.4.1.6.                              Example.  Royalties on annual Net Sales of a Licensed Product in the Genzyme Territory shall be paid at the rate applicable to the portion of Net Sales within each of the Net Sales levels above (in Section 12.4.1.1 through Section 12.4.1.5) during such Calendar Year.  By way of example only, if Genzyme receives $[***] in Net Sales of an HD Licensed Product in the Genzyme Territory during a given Calendar Year, then the royalties payable by Genzyme under Section 12.4.1.3 (Royalties on HD Licensed Products) during such Calendar Year would be calculated as follows:

R	= [***]

= [***]

= [***]

12.4.2.                              Royalty Term. The period during which the royalties set forth in Section 12.4.1 (Royalty Rates) and the sales milestones set forth in Section 12.3.2 (Sales Milestones) shall be payable, on a Licensed Product-by-Licensed Product and country-by-country basis, shall commence with the First Commercial Sale of a Licensed Product

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

in a country and continue until the latest of (a) subject to the last sentence of this Section 12.4.2, the expiration of the last Valid Claim of the (i) Voyager Patent Rights, Voyager Collaboration Patent Rights or Joint Collaboration Patent Rights owned by Voyager (either solely or jointly with Genzyme) or exclusively licensed to Voyager Covering the Manufacture, use, offer for sale, sale or importation of such Licensed Product in the country of sale or (ii) SMA Product-Specific Patent Rights or HD Product-Specific Patent Rights Covering the Manufacture, use, offer for sale, sale or importation of such Licensed Product in the country of sale; (b) the expiration of Regulatory Exclusivity for such Licensed Product in such country; or (c) the [***] of the First Commercial Sale of such Licensed Product in such country (each such period, a “Royalty Term”).  For purposes of the foregoing clause (a), following the [***] of the First Commercial Sale of a Licensed Product in a country, Manufacturing Claims shall no longer constitute Valid Claims with respect to such Licensed Product in such country.

12.4.3.                              Third Party Royalty Offsets.  Genzyme may reduce the amount of royalties payable under Section 12.4.1 (Royalties Payable on Licensed Products) with respect to any Licensed Product on a country-by-country basis by [***] percent ([***]%) of the amounts payable by Genzyme to any Third Party in consideration for a license, granted after the Effective Date, to any Patent Right which Covers such Licensed Product in such country; provided, however, that the royalties payable under Section 12.4.1 (Royalties Payable on Licensed Products) with respect to such Licensed Product on a country-by-country basis shall not be reduced in any such event below [***] percent ([***]%) of the amounts set forth in Section 12.4.1 (Royalties Payable on Licensed Products) by applying the reduction set forth in this Section 12.4.3; and provided, further, that if any of such amounts cannot be offset against royalties due with respect to such Licensed Product for any given royalty period due to the preceding proviso, such unused amount may be carried forward and offset against royalties due with respect to such Licensed Product in future royalty periods.

12.4.4.                              Royalty Adjustment for No Voyager Patent Rights, No Regulatory Exclusivity and Step-Down Products.  If, on a country-by-country basis at any time during the Royalty Term, (a) both (i) the Manufacture, use, offer for sale, sale or importation of a Licensed Product is not Covered by any Valid Claim in the Voyager Licensed Technology in such country and (ii) there is no applicable Regulatory Exclusivity in such country for such Licensed Product or (b) both (i) one or more Third Parties have received Regulatory Approval to sell in such country a Step-Down Product with respect to such Licensed Product and (ii) Genzyme’s Net Sales of such Licensed Product in such country during any [***] consecutive Calendar Quarters following the date on which such Step-Down Product is first commercially available in such country are less than [***] percent ([***]%) of Genzyme’s Net Sales of such Licensed Product in such country during the [***] full Calendar Quarters immediately preceding to the date on which such Step-Down Product is first commercially available in such country, then the royalties payable pursuant to Section 12.4 (Royalties Payable to Voyager) on the Net Sales of such Licensed Product in such country shall thereafter be reduced to [***] percent ([***]%) of the amounts otherwise payable pursuant to Section 12.4 (Royalties Payable to Voyager) with respect to such Licensed Product in such country.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.4.5.                              Royalty Floor.  Notwithstanding anything to the contrary herein, in no event during the applicable Royalty Term for a Licensed Product in a country of the Genzyme Territory shall the royalties payable to Voyager hereunder for such Licensed Product in such country for any Calendar Quarter be reduced, by the application of the reductions or credits described in Sections 12.4.3 (Third Party Royalty Offsets) and 12.4.4 (Royalty Adjustments for No Voyager Patent Rights, No Regulatory Exclusivity and Step-Down Products), whether taken together or separately, below: (a) in the case of PD Licensed Products, HD Licensed Products and SMA Licensed Products, [***] percent ([***]%) of the Net Sales in such country in such Calendar Quarter of such PD Licensed Product, HD Licensed Product or SMA Licensed Product or (b) in the case of FA Licensed Products and Future Licensed Products, [***] percent ([***]%) of the Net Sales in such country in such Calendar Quarter of such FA Licensed Product or Future Licensed Product; provided, however, in each case of (a) or (b), the royalties payable hereunder to Voyager for a Licensed Product in any country for any Calendar Quarter may not be reduced below the amount of royalties payable by Voyager to any Third Party licensor under a Voyager In-License existing as of the Effective Date as set forth on Schedule 1.280 (Voyager In-Licenses) with respect to such Licensed Product in such country in such Calendar Quarter plus [***].

12.5.                     Royalties Payable to Genzyme.

12.5.1.                              Royalties on HD Licensed Products.  Subject to terms and conditions of this Agreement, Voyager shall pay to Genzyme a royalty of [***] percent ([***]%) of the Net Sales of an HD Licensed Products in the in the Voyager Territory until the latest of (a) the expiration of the last Valid Claim of the Genzyme Patent Rights Covering the Manufacture, use, offer for sale, sale or importation of such HD Licensed Product in the Voyager Territory, (b) the expiration of Regulatory Exclusivity for such HD Licensed Product in the Voyager Territory, or (c) the [***] anniversary of the First Commercial Sale of such HD Licensed Product in the Voyager Territory.

12.5.2.                              Royalties on HD Licensed Products Using Genzyme HD Sequence.  Subject to the terms and conditions of this Agreement, if the transgene in an HD Licensed Product is a Genzyme HD Sequence or is based on a miRNA sequence set forth on Schedule 1.98, then, in lieu of the royalty payable to Genzyme under Section 12.5.1 (Royalties on HD Licensed Products), Voyager shall pay to Genzyme a royalty of [***] percent ([***]%) of the Net Sales of such HD Licensed Product in the Voyager Territory until the latest of (a) the expiration of Regulatory Exclusivity for such HD Licensed Product in the Voyager Territory, (b) the expiration of the last Valid Claim of the Patent Rights included in the Genzyme Sequence Technology owned by or exclusively licensed to Genzyme or its Affiliates, or (c) the [***] anniversary of the First Commercial Sale of such HD Licensed Product in the Voyager Territory.

12.5.3.                              Royalties on PD Licensed Products. Subject to the terms and conditions of this Agreement, Voyager shall pay to Genzyme a royalty of [***] percent ([***]%) of the Net Sales of PD Licensed Products in the Voyager Territory until the latest of (a) the expiration of the last Valid Claim of the Genzyme Patent Rights Covering the Manufacture, use, offer for sale, sale or importation of such PD Licensed Product in

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

the Voyager Territory, (b) the expiration of Regulatory Exclusivity for the PD Licensed Product in the Voyager Territory, or (c) the [***] anniversary of the First Commercial Sale of the PD Licensed Product in the Voyager Territory.

12.5.4.                              Royalties on PD Licensed Products Using Genzyme PD Technology.  Subject to the terms and conditions of this Agreement, if the DAC has elected to use the Genzyme PD Technology in accordance with Section 4.5 (Use of Genzyme PD Technology), then, in lieu of the royalty payable to Genzyme under Section 12.5.3 (Royaltes on PD Licensed Products), Voyager shall pay to Genzyme a royalty of [***] percent ([***]%) of the Net Sales of PD Licensed Products in the Voyager Territory until the latest of (a) the expiration of the last Valid Claim of the Genzyme PD Patent Rights Covering the Manufacture, use, offer for sale, sale or importation of such PD Licensed Product in the Voyager Territory, (b) the expiration of Regulatory Exclusivity for the PD Licensed Product in the Voyager Territory, or (c) the [***] anniversary of the First Commercial Sale of the PD Licensed Product in the Voyager Territory.

12.5.5.                              Royalties on Split Territory Licensed Products Manufactured using the Genzyme [***] Process.  Subject to the terms and conditions of this Agreement, if (i) the DAC has approved the [***] Process Election with respect to a Split Territory Agreement Product or (ii) the Manufacture of a Split Territory Licensed Product uses the Genzyme [***] Process, then in each case (i) and (ii) Voyager shall pay to Genzyme a royalty of [***] percent ([***]%) of the Net Sales of such Split Territory Licensed Product in the Voyager Territory until the latest of (a) the expiration of Regulatory Exclusivity for such Split Territory Licensed Product in the United States or (b) the [***] anniversary of the First Commercial Sale of such Split Territory Licensed Product in the United States.  For clarity, this royalty will be cumulative with the royalties payable under Section 12.5.1 (Royalties on HD Licensed Products) or Section 12.5.2 (Royalties on HD Licensed Products Using Genzyme HD Sequence Technology), Section 12.5.3 (Royalties on PD Licensed Products) or Section 12.5.4 (Royalties on PD Licensed Products Using Genzyme PD Technology).

12.6.                     Co-Co Financial Terms for HD Licensed Products in the United States.  If, and only if, Genzyme has exercised the Co-Co Option, the terms of this Section 12.6 shall apply solely to sales of HD Licensed Products in the United States.

12.6.1.                              Payments on HD Licensed Products.  Subject to the provisions of this Agreement, with respect to any HD Licensed Product in the United States during a given Calendar Quarter, (a) if the Gross Margin is a positive number, Genzyme shall pay to Voyager a payment equal to [***] percent ([***]%) of the Gross Margin for such HD Licensed Product for such Calendar Quarter and (b) if the Gross Margin is a negative number, Genzyme shall receive a credit equal to [***] percent ([***]%) of the negative Gross Margin for such HD Licensed Product for such Calendar Quarter, which Genzyme may offset against any future payments owed by Genzyme to Voyager pursuant to clause (a) above; provided, however, that if such HD Licensed Product contains a Genzyme HD Sequence, then such percentages in clauses (a) and (b) shall be [***] percent ([***]%) instead of [***] percent ([***]%).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.6.2.                              Third Party License Payments Paid By Voyager.  Voyager shall provide Genzyme with written notice of any Third Party License Payments made by Voyager with respect to an HD Licensed Product in the United States.  Genzyme shall reimburse Voyager for [***] percent ([***] %) of such Third Party License Payments within [***] days of the receipt of an invoice for such amount from Voyager; provided, however, that if such HD Licensed Product contains a Genzyme HD Sequence, then such percentage shall be [***] percent ([***] %) instead of [***] percent ([***] %). If any Third Party License Payment made by Voyager is not solely with respect to an HD Licensed Product in the United States but is also with respect to such HD Licensed Product in any other country or countries, the Parties shall negotiate and agree in good faith upon the portion of such Third Party License Payment which is fairly allocable to such HD Licensed Product in the United States.

12.7.                     Reports; Payment of Royalty.  During the Term, following the First Commercial Sale of any Licensed Product by or on behalf of a Party in such Party’s Territory under this Agreement, such Party shall furnish to the other Party a written report within [***] after the end of each Calendar Quarter showing, on a Licensed Product-by-Licensed Product, the Net Sales of each Licensed Product of such selling Party’s Territory and the royalties payable under this Agreement with respect to each such Licensed Product. Royalties shown to have accrued by each royalty report shall be due and payable [***] following the date such royalty report is due.

12.8.                     Audits.

12.8.1.                              On a Licensed Product-by-Licensed Product basis, upon the written request of a Party and not more than once in each Calendar Year, the other Party and its Related Parties shall permit an independent certified public accounting firm of internationally-recognized standing selected by the requesting Party and reasonably acceptable to the other Party, at the requesting Party’s expense except as set forth below, to have access during normal business hours to such of the records of the other Party as may be reasonably necessary to verify the accuracy of the royalty and other amounts payable or reports under this Agreement in respect of such Licensed Product (including Global Development Costs and Cost of Goods but excluding Co-Co Costs) for any year ending not more than [***] prior to the date of such request for the sole purpose of verifying the basis and accuracy of payments made under this in respect of such Licensed Product.  Notwithstanding the foregoing, a Party may not make more than one (1) such request in a Calendar Year, provided that a request may cover multiple Licensed Products.

12.8.2.                              If such accounting firm identifies a discrepancy made during such period, the appropriate Party shall pay the other Party the amount of the discrepancy, within [***] after the date the requesting Party delivers to the other Party such accounting firm’s written report so concluding, or as otherwise agreed by the Parties in writing.  The fees charged by such accounting firm shall be paid by the requesting Party, unless such discrepancy represents an underpayment by the other Party of at least [***] percent ([***]%), on a Licensed Product-by-Licensed Product basis, of the total amounts due in

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

respect of such Licensed Product in the audited period, in which case such fees shall be paid by the other Party.

12.8.3.                              Unless an audit for such year has been commenced prior to and is ongoing upon the [***] anniversary of the end of such year, the calculation of royalties, expense reimbursement and other payments payable with respect to such year shall be binding and conclusive upon both Parties, and each Party and its Related Parties shall be released from any further liability or accountability with respect to such royalties or expense reimbursement for such year.

12.8.4.                              Each Party shall treat all financial information subject to review under this Section 12.8 or under any sublicense agreement in accordance with the confidentiality and non-use provisions of Section 10 (Confidentiality and Publication), and shall cause its accounting firm to enter into a confidentiality agreement with the other Party or its Related Parties obligating it to retain all such information in confidence pursuant to such confidentiality agreement, which terms shall be no less stringent than the provisions of Section 10 (Confidentiality and Publication).

12.9.                     Payment Exchange Rate.  All payments to be made under this Agreement shall be made in United States dollars and shall be paid by bank wire transfer in immediately available funds to such bank account in the United States as may be designated in writing by the receiving Party from time to time.  In the case of Net Sales made or expenses incurred by a Party and its Related Parties in currencies other than United States dollars during a Calendar Quarter, the rate of exchange to be used in computing the amount of United States dollars due shall be the rate of exchange utilized by such Party in its worldwide accounting system and calculated in accordance with GAAP.

12.10.              Late Payments.  If a Party does not receive payment of any sum due to it on or before the due date therefor, simple interest shall thereafter accrue on the sum due to such Party from the due date until the date of payment at a per-annum rate of [***] percent ([***]%), or the maximum rate allowable by Applicable Law, whichever is less.

12.11.              Blocked Payments.  If, by reason of Laws in any jurisdiction in a Party’s Territory, it becomes impossible or illegal for a Party to transfer milestone payments, royalties or other payments under this Agreement to the other Party, the payor shall promptly notify the payee.  During any such period described above, the payor shall deposit such payments in local currency in the relevant jurisdiction to the credit of the payee in a recognized banking institution designated by the payee or, if none is designated by the payee within a period of [***], in a recognized banking institution selected by the payor and identified in a written notice given to the payee.

12.12.              Taxes.  If a timely and appropriately completed and executed Internal Revenue Service Form W-9 is provided by the receiving Party to the paying Party, the Parties acknowledge and agree that no United States tax withholding shall be applied with respect to any payments due under this Section 12.  Each Party shall use reasonable efforts to minimize tax withholding on payments made to the other Party.  Notwithstanding such efforts, if such Party concludes that tax withholdings under the Laws of any country are required with respect to

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

payments to the other Party, such Party shall first notify the other Party and provide such Party with [***] to determine whether there are actions such receiving Party can undertake to avoid such withholding.  During this notice period, the paying Party shall refrain from making such payment until the receiving Party instructs the paying Party that (a) the receiving Party intends to take actions (satisfactory to both Parties) that shall obviate the need for such withholding, in which case the paying Party shall make such payment only after it is instructed to do so by the receiving Party, or (b) the paying Party should make such payment and withhold the required amount and pay it to the appropriate Governmental Authority.  Notwithstanding the foregoing, if, as a result of (i) a permitted assignment of this Agreement (in whole or in part) by a Party owing payments under this Agreement (a “Paying Party”) to an Affiliate or a Third Party outside of the United States or (ii) the exercise by a Paying Party of its rights under this Agreement (in whole or in part) through an Affiliate or Third Party outside of the United States (or the direct exercise of such rights by an Affiliate of such Party outside of the United States), foreign withholding tax in excess of the foreign withholding tax amount that would have been payable by such Paying Party in the absence of such assignment or exercise of rights becomes payable with respect to amounts due to the other Party hereunder or thereunder, such amounts owed by the Paying Party to the other Party (the “Receiving Party”) shall be increased so that the amount actually paid by such paying Party to such Receiving Party equals the amount that would have been payable to the Receiving Party by such Paying Party in the absence of such excess withholding (after withholding of the excess withholding tax and any additional withholding tax on such increased amount).  However, if a similar assignment or exercise of rights described in (i) or (ii) of the preceding sentence by a Receiving Party results in foreign withholding tax in excess of the foreign withholding tax amount that would have been payable in the absence of such assignment or exercise of rights to such Receiving Party, any amount due to such Receiving Party shall not be increased for such excess withholding and, subject to the terms of this Agreement, the required amount shall be withheld and submitted to the appropriate Governmental Authority. In all cases, whether or not there has been a permitted assignment of this Agreement by a Paying Party or the exercise by a Paying Party of its rights under this Agreement through an Affiliate or Third Party, (A) the withholding Party shall promptly provide the other Party with copies of receipts or other evidence reasonably required and sufficient to allow the other Party to document such tax withholdings adequately for purposes of claiming foreign tax credits and similar benefits, (B)  the Parties shall cooperate reasonably in completing and filing documents required under the provisions of any applicable tax laws or under any other applicable Law, in connection with the making of any required tax payment or withholding payment, or in connection with any claim to a refund of or credit for any such payment, and (C)  the Parties shall cooperate to minimize such taxes in accordance with applicable Laws, including using reasonable efforts to access the benefits of any applicable treaties.

12.13.              Payment of Back Royalties.  If either Party would owe a royalty payment to the other Party under this Section 12 (Financial Terms; Royalty Reports; Payments and Audits) but for a decision by a court or other governmental agency of competent jurisdiction holding a patent claim unenforceable, unpatentable or invalid and if such decision is later vacated or reversed by a final nonappealable decision by a court or other governmental agency of competent jurisdiction, the other Party may invoice such Party for such unpaid royalty payments after such decision is vacated or reversed and such Party shall make any such unpaid royalty payments to the other Party within [***] after receipt of such invoice.

13.                               REPRESENTATIONS, WARRANTIES AND COVENANTS

13.1.                     Mutual Representations and Warranties as of the Effective Date.  Each Party represents and warrants to the other Party that, as of the Effective Date:

13.1.1.                              Such Party is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation.

13.1.2.                              Such Party has all requisite corporate power and corporate authority to enter into this Agreement and to carry out its obligations under this Agreement.

13.1.3.                              All requisite corporate action on the part of such Party, its directors and stockholders required by applicable Law for the authorization, execution and delivery by such Party of this Agreement, and the performance of all obligations of such Party under this Agreement, has been taken.

13.1.4.                              The execution, delivery and performance of this Agreement, and compliance with the provisions of this Agreement, by such Party do not and shall not: (a) violate any provision of applicable Law or any ruling, writ, injunction, order, permit, judgment or decree of any Governmental Authority, (b) constitute a breach of, or default under (or an event which, with notice or lapse of time or both, would become a default under) or conflict with, or give rise to any right of termination, cancellation or acceleration of, any agreement, arrangement or instrument, whether written or oral, by which such Party or any of its assets are bound, or (c) violate or conflict with any of the provisions of such Party’s organizational documents (including any articles or memoranda of organization or association, charter, bylaws or similar documents), except, in the case of subsections (a) and (b), as would not have or be reasonably likely to have a Material Adverse Effect (as defined in the Stock Purchase Agreement).

13.1.5.                              No consent, approval, authorization or other order of, or filing with, or notice to, any Governmental Authority or other Third Party is required to be obtained or made by such Party in connection with the authorization, execution and delivery by the Company of this Agreement, except as required pursuant to the HSR Act.

13.1.6.                              Such Party has not entered into any agreement with any Third Party that grants such Third Party any rights that would be in conflict with a given Gene Therapy Product becoming an Agreement Product under this Agreement.

13.2.                     Additional Representations and Warranties of Voyager.  Except as provided in Schedule 13.2, Voyager represent and warrants to Genzyme that, (i) as of the Effective Date and (ii) on a Licensed Product-by-Licensed Product basis, as of the Option Exercise Date for each such Licensed Product (subject to any updates made to the schedules to this Agreement included in an Option Data Package provided by Voyager to Genzyme):

13.2.1.                              Voyager is the sole and exclusive owner of, or otherwise Controls pursuant to a Voyager In-License, the Voyager Technology.

13.2.2.                              Voyager has sufficient legal or beneficial title and ownership of, or sufficient license rights under, the Voyager Technology to grant the licenses under such Voyager Technology to Genzyme pursuant to this Agreement.

13.2.3.                              (a) Schedule 1.284 (Voyager Patent Rights) sets forth (i) a complete and accurate list of the Voyager Patent Rights owned, either solely or jointly, by Voyager, (ii) a complete and accurate list of the Voyager Patent Rights licensed exclusively to Voyager and (iii) to Voyager’s knowledge, a complete and accurate list of the Voyager Patent Rights licensed nonexclusively to Voyager, (b) to Voyager’s knowledge, the Voyager Patent Rights are, or, upon issuance, will be, valid and enforceable patents and no Third Party has challenged or threatened to challenge the scope, validity or enforceability of any Voyager Patent Rights (including, by way of example, through opposition or the institution or written threat of institution of interference, nullity or similar invalidity proceedings before the United States Patent and Trademark Office or any analogous foreign Governmental Authority), and (c) Voyager or its Affiliates have timely paid all filing and renewal fees payable with respect to such Voyager Patent Rights for which Voyager controls prosecution and maintenance. Schedule 1.284 (Voyager Patent Rights) indicates whether each Voyager Patent Right is owned exclusively by Voyager, is owned jointly by Voyager and one or more Third Parties, or is licensed to Voyager. For each Voyager Patent Right that is owned, but not owned exclusively, by Voyager, or that is licensed to Voyager, Schedule 1.284 (Voyager Patent Rights) identifies the Third Party owner(s) and, if applicable, the Voyager In-License pursuant to which Voyager Controls such Voyager Patent Right.  For each Voyager Patent Right that is licensed, but not exclusively licensed, to Voyager, Schedule 1.284 (Voyager Patent Rights) indicates the non-exclusive nature of the license. Voyager is the sole and exclusive owner of all Patent Rights identified in Schedule 1.284 (Voyager Patent Rights) as being owned exclusively by Voyager and Controls all other Patent Rights identified on such schedule.

13.2.4.                              Schedule 1.280 (Voyager In-Licenses) sets forth a complete and accurate list of all agreements between Voyager and a Third Party entered into prior to the Effective Date pursuant to which Voyager Controls (or has the right to obtain Control of) Know-How or Patent Rights that are reasonably necessary or useful to Develop, Manufacture or Commercialize Agreement Products in the Field. Voyager has provided Genzyme with true and correct copies of each of the Voyager In-Licenses.

13.2.5.                              Voyager Controls all Know-How and Patent Rights licensed to Voyager under the Voyager In-Licenses that is reasonably necessary or useful for Genzyme to Develop, Manufacture or Commercialize the Agreement Products in the Field in the Genzyme Territory.  Without limiting the generality of the foregoing, Voyager has obtained all necessary consents and fulfilled all necessary conditions, if any, to sublicense to Genzyme under this Agreement such Know-How and Patent Rights licensed to Voyager under Voyager In-Licenses.

13.2.6.                              Voyager has complied with all applicable Laws, including any duties of candor to applicable patent offices, in connection with the filing, prosecution and maintenance of the Voyager Patent Rights.

13.2.7.                              To Voyager’s knowledge, neither Voyager nor its Affiliates are in breach or default under any existing Voyager In-License, and neither Voyager nor its Affiliates have received any written notice of breach or default with respect to any existing Voyager In-License.

13.2.8.                              Voyager has obtained from all inventors of Voyager Licensed Technology owned by Voyager valid and enforceable agreements assigning to Voyager each such inventor’s entire right, title and interest in and to all such Voyager Licensed Technology.

13.2.9.                              There is no (a) claim, demand, suit, proceeding, arbitration, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or otherwise, pending or, to Voyager’s knowledge, threatened against Voyager or any of its Affiliates or (b) judgment or settlement against or owed by Voyager or any of its Affiliates, in each case in connection with the Voyager Technology.

13.2.10.                       Prior to the Effective Date, Voyager has not used any Know-How in a Collaboration Program conducted by Voyager that is encumbered by any contractual right of or obligation to a Third Party that conflicts or interferes with any of the rights or licenses granted or to be granted to Genzyme hereunder.

13.2.11.                       To Voyager’s knowledge, the use, Development, Manufacture or Commercialization by Voyager or Genzyme (or their respective Related Parties) of any Agreement Product as formulated and manufactured as of the Effective Date, or as intended to be formulated and manufactured as of the Effective Date (a) does not and will not infringe any issued patent of any Third Party and (b) will not infringe the claims of any published Third Party patent application when and if such claims were to issue in their current form.

13.2.12.                       Voyager owns or Controls all Know-How that is or has been used by Voyager in the Development and Manufacture of the Collaboration Products under the Voyager Collaboration Programs, and has sufficient legal or beneficial title and ownership of, or sufficient license rights under such Know-How to transfer Know-How to Genzyme as provided in the Agreement.

13.2.13.                       Voyager has conducted all Development activities with respect to the Voyager Collaboration Programs in compliance with all applicable Laws, including current governmental regulations concerning, GLP, GCP and cGMP.

13.2.14.                       True and complete copies of (a) the agreements set forth on Schedule 1.280 (Voyager In-Licenses), (b) all of the agreements relating to any Collaboration Program and (c) any funding agreement between Voyager and any government or Governmental Authority or any other agreement to which Voyager is a party under which requirements and obligations will apply to Genzyme under this Agreement, in each case (a) – (c) have been made available to Genzyme through an electronic data room.

13.3.                     Additional Representations and Warranties of Genzyme.   Genzyme represents and warrants to Voyager that, (i) as of the Effective Date and (ii) on a Licensed

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Product-by-Licensed Product basis, as of the Option Exercise Date for each such Licensed Product (subject to any updates disclosed in Genzyme’s Exercise Notice for such Licensed Product):

13.3.1.                              Genzyme is the sole and exclusive owner of, or otherwise Controls pursuant to a Genzyme In-License, the Genzyme HD Sequence Technology and Genzyme [***] Process.

13.3.2.                              Voyager has sufficient legal or beneficial title and ownership of, or sufficient license rights to grant the licenses to the Genzyme [***] Process and Genzyme HD Sequence Technology to Voyager pursuant to this Agreement.

13.3.3.                              Genzyme has provided Voyager with a true and correct copy of the CHDI Agreement.

13.4.                     Warranty Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE AGREEMENT, STOCK PURCHASE AGREEMENT OR ANY INVESTOR AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY TECHNOLOGY, GENZYME TECHNOLOGY (WITH RESPECT TO GENZYME), VOYAGER TECHNOLOGY (WITH RESPECT TO VOYAGER), PRODUCT, AGREEMENT PRODUCT, AGREEMENT PROGRAM, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THE AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY AGREEMENT PRODUCT PURSUANT TO THE AGREEMENT SHALL BE SUCCESSFUL OR THAT ANY PARTICULAR SALES LEVEL WITH RESPECT TO ANY AGREEMENT PRODUCT SHALL BE ACHIEVED.

13.5.                     Exclusivity.

13.5.1.                              On an Agreement Program-by-Agreement Program basis, during the Exclusivity Period for such Agreement Program, neither Voyager nor Genzyme shall, directly or indirectly, whether alone or with or through any Affiliate or Third Party, develop, Manufacture or Commercialize any Gene Therapy Product that (a) with respect to the HD Collaboration Program or HD Licensed Program, delivers a transgene encoding a molecule that functions to directly or indirectly reduce the levels of mutant huntingtin protein, (b) with respect to the FA Collaboration Program or FA Licensed Program, delivers a transgene encoding a molecule that directly or indirectly increases the level of frataxin protein, (c) with respect to the SMA Collaboration Program or SMA Licensed Program, delivers a transgene encoding a molecule that directly or indirectly increases the level of survival motor neuron protein, or (d) with respect to the PD Collaboration Program or PD Licensed Program, delivers a transgene encoding a molecule that directly or indirectly increases the level of aromatic L-amino acid decarboxylase protein, in each case (a) – (d) other than pursuant to the Collaboration under this Agreement. In the event that the Genzyme designates a Voyager CNS Orphan Disease Program as the Future Collaboration Program under this Agreement, during the Exclusivity Period for the Future Collaboration Program or Future Licensed Program, neither Voyager nor Genzyme shall, directly or indirectly, whether alone or with or through any Affiliate or Third Party, develop, Manufacture or Commercialize any Gene Therapy Product that delivers a transgene encoding a molecule that directly modulates the target gene expression that is the subject of the Future Collaboration Program or Future Licensed Program, other than pursuant to the Collaboration under this Agreement. Following designation of the Future Collaboration Program, the Parties may agree to revise this Section 13.5.1 to further specify the scope of exclusivity with respect to the Future Collaboration Program and Future Licensed Program.

13.5.2.                              During the Term, neither Voyager nor Genzyme shall enter into any agreement, nor grant any license or other right (a) with respect to Voyager, under the Voyager Licensed Technology, that is inconsistent with the exclusivity granted to Genzyme with respect thereto under Section 11.1.2 (License Grant to Split Territory Licensed Programs) and 11.1.3 (License Grant to SMA Licensed Program) or that conflicts with Genzyme’s exclusive Option rights set forth in Section 3 (Grant and Exercise of Options), or (b) with respect to Genzyme, under the Genzyme Technology, Genzyme Collaboration Technology and Genzyme’s interest in the Joint Collaboration Technology, that is inconsistent with the exclusivity granted to Voyager with respect thereto under Section 11.2.2 (License Grant to Split Territory Licensed Programs).

13.6.                     Certain Other Covenants.

13.6.1.                              Compliance.  Each Party and its Related Parties shall conduct the Collaboration and the Development, Manufacture and Commercialization of the Agreement Products in material compliance with all applicable Laws, including current governmental regulations concerning GLP, GCP and cGMP.

13.6.2.                              Retention of Title. During the Option Period for each Option, Voyager shall retain and maintain sufficient legal or beneficial title and ownership of, or sufficient license rights under, any Voyager Licensed Technology to enable Voyager to grant the licenses and rights to such Voyager Licensed Technology that would be granted to Genzyme under, and as reasonably necessary to practice, such Voyager Licensed Technology under this Agreement if Genzyme exercised such Option.  Without limiting the generality of the foregoing, during the Option Period, Voyager shall not sell, transfer, lease, encumber or otherwise dispose of any Voyager Licensed Technology, except with Genzyme’s prior written consent or as and to the extent expressly permitted by this Agreement or to grant a security interest or lien in, or to any Voyager Licensed Technology as part of a secured financing transaction

13.6.3.                              Know-How. Voyager shall not use any Know-How that it does not Control in the Development or Manufacture of Agreement Products. Voyager shall obtain sufficient legal or beneficial title and ownership of, or sufficient rights under, any Know-How that is used by Voyager in the Development or Manufacture of Agreement Products to grant the licenses and rights to such Know-How that would be granted to Genzyme

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

under this Agreement upon Genzyme’s exercise of any Option with respect to any Collaboration Program.

13.6.4.                              Voyager In-Licenses.  Voyager shall (a) maintain Control of all Know-How and Patent Rights licensed to Voyager under the existing Voyager In-Licenses that would be reasonably necessary for Genzyme to Develop, Manufacture or Commercialize any Licensed Products in the Field in the Genzyme Territory and (b) shall use commercially reasonable efforts to maintain Control of all Know-How and Patent Rights licensed to Voyager under the Voyager In-Licenses that would be reasonably useful for Genzyme to Develop, Manufacture or Commercialize any Licensed Products in the Field in the Genzyme Territory.  Voyager shall not materially breach or be in material default under any of its obligations under any Voyager In-License, subject to applicable cure period under any such Voyager In-License and provided that, Voyager shall not be deemed to have materially breached or be in material default under any Voyager In-License if such breach or default is a result of Genzyme’s acts or omissions. Voyager will not voluntarily amend or terminate any Voyager In-License in a manner that would increase the royalty floor under Section 12.4.5 (Royalty Floor) or terminate rights sublicensed to Genzyme under this Agreement (or that would be sublicensed to Genzyme if Genzyme exercised an Option with respect to a Collaboration Product).

13.6.5.                              Voyager In-License Options. With respect to any Voyager In-License Option, Voyager shall notify Genzyme in writing (A) within [***] after such Voyager In-License Option becoming exercisable, or (B) if any Voyager In-License Option is exercisable as of the Effective Date, no less than [***] prior to earlier of (i) Voyager’s exercise of such Voyager In-License Option or (ii) the end of the option exercise period applicable to such Voyager In-License Option.  Voyager shall consult with Genzyme regarding the exercise by Voyager of such option and any specific elections (e.g. selection of disease indications or vectors) to be made in conjunction with the exercise of such option, provided that Voyager shall have final decision making authority with respect to such exercise and elections. Notwithstanding the foregoing, if (a) Voyager utilizes any technology in the performance of the Collaboration that is Covered by the Patent Rights (without regard to the validity or enforceability of any claim of such Patent Rights) or Know-How that is the subject of a Voyager In-License Option or (b) the Development, Manufacture or Commercialization of an Agreement Product is or would be Covered by the Patent Rights (without regard to the validity or enforceability of any claim of such Patent Rights) or utilize the Know-How that is the subject of a Voyager In-License Option, then in each case (a) and (b) Voyager shall exercise such Voyager In-License Option and the applicable agreement containing such Voyager In-License Option shall become a Voyager In-License for the purposes of this Agreement.

13.6.6.                              Additional In-Licenses. During the Term, Voyager shall not enter into any license agreement with a Third Party with respect to the SMA Agreement Program or any SMA Agreement Product without the prior written consent of Genzyme.  If Genzyme exercises the Co-Co Option, following the Option Exercise Date for the HD Licensed Program, Voyager shall not enter into any license agreement with a Third Party with respect to the HD Licensed Program or any HD Licensed Product in the Genzyme Territory without the prior written consent of Genzyme. During the Term, neither Party

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shall enter into a license agreement with a Third Party with respect to any Split Territory Agreement Program or any Split Territory Agreement Products in the other Party’s Territory without the prior written consent of such other Party.  Notwithstanding the foregoing, nothing in this Section 13.6.6 shall restrict either Party’s right to enter into a license agreement with a Third Party for any intellectual property rights that may be reasonably necessary or useful for any other product or program of such Party.

13.6.7.                              Conflicting Agreements. During the Term, neither Party shall enter into any agreement with any Third Party that would conflict with, limit or restrict such Party’s ability to comply with this Agreement.

13.6.8.                              No Debarment.  Each Party shall use commercially reasonable efforts to not use, in any capacity in connection with the Collaboration or the performance of its obligations under this Agreement, any Person that has been debarred pursuant to Section 306 of the United States Federal Food, Drug, and Cosmetic Act, as amended, or that is the subject of a conviction described in such section.  Each Party agrees to inform the other Party in writing immediately if it or any Person that is performing activities in the Collaboration or under this Agreement, is debarred or is subject to debarment or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of the notifying Party’s knowledge, is threatened, relating to the debarment or conviction of the notifying Party or any Person or entity used in any capacity by such Party or any of its Affiliates in connection with the Collaboration or the performance of its other obligations under this Agreement.

13.6.9.                              Contractual Obligations. If any Voyager Technology is subject to any funding agreement with any government or Governmental Authority or subject to any other agreement under which requirements and obligations will apply to Genzyme under this Agreement, then, at Genzyme’s request, Voyager will use commercially reasonable efforts, at Genzyme’s expense, to secure a waiver of any requirements or obligations of Genzyme under such agreements.

13.6.10.                       Stand-by Licenses.  During the Term, the Non-Granting Party may reasonably request that the Granting Party reasonably cooperate in good faith with the Non-Granting Party’s efforts to obtain stand-by license agreements with respect to the Granting Party’s In-Licenses, pursuant to which, upon termination of the relevant In-License, the Non-Granting Party  would receive a direct license from the applicable Third Party licensor under any Patent Rights or Know-How that are sublicensed to the Granting Party pursuant to this Agreement. Such stand-by license agreement will be in a form approved in advance by the Granting Party.  Any costs incurred by the Granting Party in cooperating with the Non-Granting Party’s efforts to obtain any such stand-by license agreement shall be reimbursed by the Non-Granting Party.

13.6.11.                       [***]. If the DAC elects to utilize the Genzyme PD Technology in accordance with Section 4.5 (Use of Genzyme PD Technology), Voyager shall take such actions and grant all rights as are necessary to permit, for no consideration, the [***] of the Gene Therapy Assets [***] and grant of other rights with respect to the Parkinson’s

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Product [***].  Genzyme has provided Voyager with a true and accurate [***].  This covenant will survive termination of this Agreement in the event that Genzyme grants Voyager a license under the Genzyme PD Technology pursuant to Section 16.3.2(g) (Effects of Termination of Agreement Program Other than by Genzyme for Cause) or Section 16.3.4(e) (Effects of Termination of Agreement Program by Genzyme for Cause or for Voyager Program Abandonment).

13.6.12.                       CHDI Materials.  Genzyme shall not use or provide to Voyager any Foundation Provided Materials (as defined in the CHDI Agreement) in the course of performance of any R&D Activities under this Agreement without Voyager’s prior written approval or approval of the DAC.

14.                               INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE

14.1.                     General Indemnification by Genzyme.  Genzyme shall indemnify, hold harmless and defend Voyager, its Related Parties, and their respective directors, officers, employees and agents (“Voyager Indemnitees”) from and against any and all Third Party claims, suits, losses, liabilities, damages, costs, fees and expenses (including reasonable attorneys’ fees and litigation expenses) (collectively, “Losses”) arising out of or resulting from, directly or indirectly, (a) any breach of, or inaccuracy in, any representation or warranty made by Genzyme in this Agreement, or any breach or violation of any covenant or agreement of Genzyme in or in the performance of this Agreement or (b) the negligence or willful misconduct by or of Genzyme and its Related Parties, and their respective directors, officers, employees and agents in the performance of Genzyme’s obligations under this Agreement. Genzyme shall have no obligation to indemnify the Voyager Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any breach of, or inaccuracy in, any representation or warranty made by Voyager in this Agreement, or any breach or violation of any covenant or agreement of Voyager in or in the performance of this Agreement, or the negligence or willful misconduct by or of any of the Voyager Indemnitees, or matters for which Voyager is obligated to indemnify Genzyme under Section 14.2 (General Indemnification by Voyager) or 14.3 (Product Liability).

14.2.                     General Indemnification by Voyager.  Voyager shall indemnify, hold harmless, and defend Genzyme, its Related Parties and their respective directors, officers, employees and agents (“Genzyme Indemnitees”) from and against any and all Losses arising out of or resulting from, directly or indirectly, (a) any breach of, or inaccuracy in, any representation or warranty made by Voyager in this Agreement, or any breach or violation of any covenant or agreement of Voyager in or in the performance of this Agreement or (b) the negligence or willful misconduct by or of Voyager and its Related Parties, and their respective directors, officers, employees and agents in the performance of Voyager’s obligations under this Agreement. Voyager shall have no obligation to indemnify the Genzyme Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any breach of, or inaccuracy in, any representation or warranty made by Genzyme in this Agreement, or any breach or violation of any covenant or agreement of Genzyme in or in the performance of this Agreement, or the negligence or willful misconduct by or of any of the Genzyme Indemnitees, or matters for which Genzyme is obligated to indemnify Voyager under Section 14.1 (General Indemnification by Genzyme) or 14.3 (Product Liability).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

14.3.                     Product Liability.  Subject to any Supply Agreements, any Losses arising out of Third Party product liability claims arising from the Development or Commercialization of Licensed Products shall be (a) borne by Genzyme, to the extent such Losses were incurred with respect to the Development or Commercialization by or on behalf of Genzyme or its Related Parties of a Split Territory Licensed Product in or for the Genzyme Territory or an SMA Licensed Product anywhere in the world by or on behalf of Genzyme and its Related Parties and (b) be borne by Voyager, to the extent such Losses were incurred with respect to Development or Commercialization of a Split Territory Licensed Product in or for the Voyager Territory by or on behalf of Voyager and its Related Parties; provided, however, such Losses shall be borne [***], to the extent such Losses were incurred with respect to Development or Commercialization by or on behalf of Genzyme or its Related Parties of an HD Licensed Product in or for the United States if Genzyme has exercised the Co-Co Option. Unless such Losses were incurred with respect to the Development or Commercialization of an HD Licensed Product in the United States following Genzyme’s exercise of the Co-Co Option (“Co-Co Product Liability Losses”), the Party required to bear such Losses in accordance with this Section 14.3 shall indemnify, hold harmless and defend the other Party and its Related Parties and their respective directors, officers, employees and agents from and against such Losses. Genzyme shall indemnify and hold harmless Voyager and its Related Parties and their respective directors, officers, employees and agents from and against [***] any Co-Co Product Liability Losses incurred by Voyager. Any Co-Co Product Liability Losses incurred by Genzyme will be deducted from Gross Margin pursuant to Section 1.128 (Gross Margin).

14.4.                     Indemnification Procedure.  In the event of any such claim against any Genzyme Indemnitee or Voyager Indemnitee (individually, an “Indemnitee”), the indemnified Party shall promptly notify the other Party in writing of the claim and the indemnifying Party shall manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnitee shall cooperate with the indemnifying Party and may, at its option and expense, be represented in any such action or proceeding. The indemnifying Party shall not be liable for any settlements, litigation costs or expenses incurred by any Indemnitee without the indemnifying Party’s written authorization. Notwithstanding the foregoing, if the indemnifying Party believes that any of the exceptions to its obligation of indemnification of the Indemnitees set forth in Sections 14.1 (General Indemnification by Genzyme), 14.2 (General Indemnification by Voyager) or 14.3 (Product Liability) may apply, the indemnifying Party shall promptly notify the Indemnitees, which shall then have the right to be represented in any such action or proceeding by separate counsel at their expense, provided that the indemnifying Party shall be responsible for payment of such expenses if the Indemnitees are ultimately determined to be entitled to indemnification from the indemnifying Party for the matters to which the indemnifying Party notified the Indemnitees that such exception(s) may apply.

14.5.                     Limitation of Liability.  NEITHER PARTY HERETO SHALL BE LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THE AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, EXCEPT AS A RESULT OF [***].  NOTHING IN THIS SECTION 14.5 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

14.6.                     Insurance.  Prior to Initiation of any Clinical Study, Voyager shall obtain and maintain insurance during the Term and for a period of at least [***] after the last commercial sale of any Licensed Product generated under the Collaboration, with a reputable, solvent insurer in an amount appropriate for its business and products of the type that are the subject of this Agreement, and for its obligations under this Agreement. Specifically, Voyager shall obtain and maintain product liability insurance and clinical trial liability insurance with limits of at least [***] U.S. Dollars ($[***]) per occurrence and in annual aggregate. Upon request, Voyager shall provide Genzyme with evidence of the existence and maintenance of such insurance coverage.

15.                               INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS

15.1.                     Inventorship; Ownership.

15.1.1.                              Inventorship.  Inventorship for inventions made during the course of the performance of the Collaboration shall be determined in accordance with United States patent laws for determining inventorship.

15.1.2.                              Ownership of Collaboration Technology. Voyager shall own the entire right, title and interest in and to all Voyager Collaboration Technology.  Genzyme shall own the entire right, title and interest in and to all Genzyme Collaboration Technology. The Parties shall jointly own any Joint Collaboration Technology.

15.1.3.                              Employee Assignment.  Each Party shall ensure that all of its employees and all of its Affiliates’ employees acting under its or its Affiliates’ authority in the performance of this Agreement assign to such Party under a binding written agreement all Know-How and Patent Rights discovered, made, conceived by such employee as a result of such employee’s employment.  In the case of all Third Parties acting in the performance a Party’s obligations under this Agreement, such as consultants, subcontractors, licensees, sublicensees, outside contractors, clinical investigators, agents, or non-employees working for non-profit academic institutions, the Party that engages such Third Party shall ensure that such Third Party is also so obligated under such an agreement, unless otherwise approved by the Parties.

15.1.4.                              Right to Practice Joint Collaboration Technology.  Subject to the rights and licenses granted to, and the obligations (including royalty obligations) of each Party, either Party is entitled to practice Joint Collaboration Technology for all purposes on a worldwide basis and license Joint Collaboration Technology without consent of and without a duty of accounting to the other Party.  Each Party will grant and hereby does grant all permissions, consents and waivers with respect to, and all licenses under, the Joint Collaboration Technology, throughout the world, necessary to provide the other Party with such rights of use and exploitation of the Joint Collaboration Technology, and will execute documents as necessary to accomplish the foregoing.

15.1.5.                              Assignment of CHDI Collaboration Technology. Upon becoming aware of any CHDI Collaboration Technology that has been made or Invented solely or jointly by Voyager or its Affiliates (or a Third Party acting on their behalf), Voyager shall

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

promptly disclose it to Genzyme in writing in reasonable detail.  Voyager and its Affiliates shall assign and transfer, and hereby do assign and transfer, to Genzyme, all of Voyager’s and its Affiliates’ rights, title, and interests in and to the CHDI Collaboration Technology; provided that, subject to the exclusive rights granted to a Party pursuant to Section 11 (Licenses), Genzyme hereby grants Voyager a non-exclusive, perpetual, irrevocable, royalty-free, fully paid-up, sublicensable (through multiple tiers), worldwide license to practice such CHDI Collaboration Technology that does not constitute Foundation Background Intellectual Property (as defined in the CHDI Agreement). Voyager shall provide all further cooperation which Genzyme reasonably determines is necessary to accomplish the complete transfer of the CHDI Collaboration Technology and all associated rights to Genzyme, and to ensure Genzyme the full and quiet enjoyment of the CHDI Collaboration Technology including executing and delivering further assignments, consents, releases and other commercially reasonable documentation, and providing good faith testimony by affidavit, declaration, deposition, in-person or other proper means and otherwise assisting Genzyme in support of any effort by Genzyme to establish, perfect, defend or enforce its rights in the CHDI Collaboration Technology.

15.1.6.                              Ownership of Genzyme [***] Process Improvements and [***] Process/[***] Improvements.  Genzyme shall own all Genzyme [***] Process Improvements whether Invented or made solely or jointly by Voyager or its Affiliates (or a Third Party acting on their behalf) and all [***] Process/[***] Improvements that are Invented or made solely by Genzyme or its Affiliates (or a Third Party acting on their behalf); provided that, Genzyme hereby grants Voyager a non-exclusive, perpetual, irrevocable, royalty-free, fully paid-up, sublicensable (through multiple tiers), worldwide license to use any [***] Process/[***] Improvements owned by Genzyme solely for use in connection with the Voyager [***] AAV Technology and the Voyager [***] AAV Technology Improvements for any purposes. Upon becoming aware of any Genzyme [***] Process Improvement that has been developed or Invented solely or jointly by Voyager or its Affiliates (or a Third Party acting on their behalf), Voyager shall promptly disclose it to Genzyme in writing in reasonable detail.  Voyager and its Affiliates shall assign and transfer, and hereby do assign and transfer, to Genzyme, all of Voyager’s rights, title, and interests in and to the Genzyme [***] Process Improvements. Voyager shall provide all further cooperation which Genzyme reasonably determines is necessary to accomplish the complete transfer of the Genzyme [***] Process Improvements and all associated rights to Genzyme, and to ensure Genzyme the full and quiet enjoyment of the Genzyme [***] Process Improvements including executing and delivering further assignments, consents, releases and other commercially reasonable documentation, and providing good faith testimony by affidavit, declaration, deposition, in-person or other proper means and otherwise assisting Genzyme in support of any effort by Genzyme to establish, perfect, defend or enforce its rights in the Genzyme [***] Process Improvements.

15.1.7.                              Ownership of Voyager [***] AAV Technology Improvements and [***] Process/[***] Improvements.  Voyager shall own all Voyager [***] AAV Technology Improvements whether Invented or made solely or jointly by Genzyme or its Affiliates (or a Third Party acting on their behalf) and any [***] Process/[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Improvements that are Invented or made solely by Voyager or its Affiliates (or a Third Party acting on their behalf); provided that, Voyager hereby grants Genzyme a non-exclusive, perpetual, irrevocable, royalty-free, fully paid-up, sublicensable (through multiple tiers), worldwide license to use any [***] Process/[***] Improvements owned by Voyager solely for use in connection with the Genzyme [***] Process and the Genzyme [***] Process Improvements for any purposes. Upon becoming aware of any Voyager [***] AAV Technology Improvements that has been developed or Invented solely or jointly by Genzyme or its Affiliates (or a Third Party acting on their behalf), Genzyme shall promptly disclose it to Voyager in writing in reasonable detail.  Genzyme and its Affiliates shall assign and transfer, and hereby do assign and transfer, to Voyager, all of Genzyme’s rights, title, and interests in and to the Voyager [***] AAV Technology Improvements. Genzyme shall provide all further cooperation which Voyager reasonably determines is necessary to accomplish the complete transfer of the Voyager [***] AAV Technology Improvements and all associated rights to Voyager, and to ensure Voyager the full and quiet enjoyment of the Voyager [***] AAV Technology Improvements including executing and delivering further assignments, consents, releases and other commercially reasonable documentation, and providing good faith testimony by affidavit, declaration, deposition, in-person or other proper means and otherwise assisting Voyager in support of any effort by Voyager to establish, perfect, defend or enforce its rights in the Voyager [***] AAV Technology Improvements.

15.2.                     Prosecution and Maintenance of Patent Rights.

15.2.1.                              Prosecution of Voyager Patent Rights and Voyager Collaboration Patent Rights.

15.2.1.1.                              Subject to Section 15.2.1.3, Voyager has the sole responsibility to, at Voyager’s discretion and at Voyager’s sole cost and expense, file, prosecute, and maintain (including the defense of any interference or opposition proceedings or inter partes review), all Voyager Patent Rights and Voyager Collaboration Patent Rights; provided, however, that Genzyme shall have sole responsibility to, at Genzyme’s discretion and at Genzyme’s sole cost and expense, file, prosecute, and maintain any Patent Rights within the Voyager Patent Rights, Voyager Collaboration Patent Rights or Joint Collaboration Patent Rights that relate solely to (a) any SMA Licensed Product or the SMA Licensed Program (the “SMA Product-Specific Patent Rights”) or (b) if Genzyme has exercised the Co-Co Option, any HD Licensed Product or the HD Licensed Program (and that do not constitute CHDI Collaboration Patent Rights) (the “HD Product-Specific Patent Rights”), in accordance with Section 15.2.2.

15.2.1.2.                              Voyager shall furnish to Genzyme, via electronic mail or such other method as mutually agreed by the Parties, copies of documents received from outside counsel in the course of filing, prosecution or maintenance of or copies of documents filed with the relevant national patent offices with respect to the filing, prosecution, and maintenance of all Voyager Patent Rights and Voyager Collaboration Patent Rights within a reasonable time after the receipt or filing of such documents.  Voyager shall provide Genzyme

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

and its patent counsel with a reasonable opportunity to consult with and provide comments to Voyager and its patent counsel regarding the filing and contents of any such application, amendment, submission or response. All timely advice and suggestions of Genzyme and its patent counsel shall be taken into consideration in good faith by Voyager and its patent counsel in connection with such filing.  Voyager shall pursue in good faith all reasonable claims requested by Genzyme in the prosecution of any Voyager Collaboration Patent Rights or Voyager Patent Rights.

15.2.1.3.                              In the event that Voyager elects not to maintain patent protection on any Voyager Collaboration Patent Rights or Voyager Patent Rights, Voyager shall notify Genzyme at least [***] before any such Patent Rights would become abandoned or otherwise forfeited, and subject to the provisions of any applicable Voyager In-License, Voyager shall assign all of its right, title and interest in and to such Voyager Collaboration Patent Rights or Voyager Patent Rights to Genzyme at Genzyme’s sole cost and expense, and such Voyager Collaboration Patent Rights or Voyager Patent Rights shall become Genzyme Patent Rights or Genzyme Know-How, as applicable; provided that, if such assignment is not possible, then Genzyme shall have the right (but not the obligation), at its sole cost and expense, to prosecute and maintain in any country patent protection on such Voyager Collaboration Patent Rights or Voyager Patent Rights in the name of Voyager.  Voyager shall use commercially reasonable efforts to make available to Genzyme its authorized attorneys, agents or representatives, or such of its employees as are reasonably necessary to assist Genzyme in maintaining and defending the patent protection described under this Section 15.2.1.3.  Voyager shall sign or use commercially reasonable efforts to have signed all legal documents as are reasonably necessary to maintain, prosecute and defend such patents and patent applications.

15.2.2.                              Prosecution of Genzyme Collaboration Patent Rights, Product-Specific Patent Rights and Joint Collaboration Patent Rights.

15.2.2.1.                              Subject to Section 15.2.2.2(b), Genzyme has the sole responsibility to, at Genzyme’s discretion and at Genzyme’s sole cost and expense, file, prosecute, and maintain (including the defense of any interference or opposition proceedings), all SMA Product-Specific Patent Rights, HD Product-Specific Patent Rights, Genzyme Collaboration Patent Rights and Joint Collaboration Patent Rights.

15.2.2.2.                              Solely with respect to the prosecution and maintenance of the Joint Collaboration Patent Rights:

(a)                                 Genzyme shall have the first right to, at Genzyme’s discretion, file, prosecute and maintain (including the defense of any interference or opposition proceedings), all Joint Collaboration Patent Rights, in the names of both Voyager and Genzyme.  Genzyme shall consult with Voyager on the filing,

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prosecution and maintenance of all such Patent Rights.  Each Party shall sign, or use commercially reasonable efforts to have signed, all legal documents as are reasonably necessary to file and prosecute patent applications or to obtain or maintain patents in respect of such Joint Collaboration Technology, at its own cost.

(b)                                 Genzyme shall promptly provide (i) Voyager with copies of all patent applications to be filed hereunder and other material submissions and correspondence with the applicable patent offices, in sufficient time to allow for review and comment Voyager; and (ii) Voyager and its patent counsel with a reasonable opportunity to consult with and provide comments to Genzyme and its patent counsel regarding the filing and contents of any such application, amendment, submission or response. Timely advice and suggestions of Voyager and its patent counsel shall be taken into consideration in good faith by Genzyme and its patent counsel in connection with such filing.  Genzyme shall pursue in good faith all reasonable claims requested by Voyager in the prosecution of any Joint Collaboration Patent Rights.

(c)                                  In the event that Genzyme elects not to maintain patent protection on any Joint Collaboration Patent Rights, Genzyme shall notify Voyager at least [***] before any such Patent Rights would become abandoned or otherwise forfeited, Voyager shall have the right (but not the obligation), at its sole cost and expense, to prosecute and maintain in any country patent protection on such Joint Collaboration Patent Rights in the name of Genzyme.  Genzyme shall use commercially reasonable efforts to make available to Voyager its authorized attorneys, agents or representatives, or such of its employees as are reasonably necessary to assist Voyager in maintaining the patent protection described under this Section 15.2.2.2(c).  Genzyme shall sign or use commercially reasonable efforts to have signed all legal documents as are reasonably necessary to prosecute such patent applications or to maintain such patents.

15.2.3.                              Cooperation.  Each Party hereby agrees: (a) to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable such Party to undertake patent prosecution as contemplated by this Agreement; (b) to cooperate, if necessary and appropriate, with the other Party in gaining patent term extensions wherever applicable to patents that are subject to this Agreement; and (c) to endeavor in good faith to coordinate its efforts with the other Party to minimize or avoid interference with the prosecution and maintenance of the other Party’s patent applications that are subject to this Agreement.

15.3.                     Product-Specific Patent Rights.

15.3.1.                              Assignment of Product-Specific Patent Rights.

15.3.1.1.                              Effective upon the Option Exercise Date for the SMA Option, Voyager will, and hereby does, assign and transfer to Genzyme all rights, title, and interests in and to the SMA Product-Specific Patent Rights that are owned by Voyager on the Option Exercise Date, and all claims and causes of action arising from or relating to such SMA Product-Specific Patent Rights, including all rights to recovery for damages from infringement arising prior to, on or after the Option Exercise Date.  At Genzyme’s request, on or after the Option Exercise Date for the SMA Option, Voyager will execute and deliver a confirmatory assignment relating to all SMA Product-Specific Patent Rights assigned to Genzyme under this Section 15.3 (Product-Specific Patent Rights) in a mutually agreed form.

15.3.1.2.                              Effective upon the Option Exercise Date for the Co-Co Option, Voyager will, and hereby does, assign and transfer to Genzyme all rights, title, and interests in and to the HD Product-Specific Patent Rights that are owned by Voyager on the Option Exercise Date, and all claims and causes of action arising from or relating to such HD Product-Specific Patent Rights, including all rights to recovery for damages from infringement arising prior to, on or after the Option Exercise Date.  At Genzyme’s request, on or after the Option Exercise Date for the Co-Co Option, Voyager will execute and deliver a confirmatory assignment relating to all HD Product-Specific Patent Rights assigned to Genzyme under this Section 15.3 (Product-Specific Patent Rights) in a mutually agreed form.

15.3.2.                              Disclosure of Future Product-Specific Patent Rights. Upon becoming aware of any potentially patentable invention Controlled by Voyager that would, if patented, be included within the definition of SMA Product-Specific Patent Rights with respect to any SMA Licensed Product or HD Product-Specific Patent Rights with Respect to any HD Licensed Product, Voyager will promptly disclose such invention to Genzyme in writing in reasonable detail.

15.3.3.                              Covenants in Support of Assignment. Voyager will provide all further cooperation which Genzyme reasonably determines is necessary to accomplish the complete transfer of the SMA Product-Specific Patent Rights, with respect to an SMA Licensed Product, or the HD Product-Specific Patent Rights with respect to an HD Licensed Product, and all associated rights, to Genzyme on or after the Option Exercise Date for the SMA Option or the Co-Co Option, as applicable, including executing and delivering further assignments, consents, releases and other commercially reasonable documentation, and providing good faith testimony by affidavit, declaration, deposition, in-person or other proper means and otherwise assisting Genzyme in support of any effort by Genzyme to establish, perfect, defend or enforce its rights in such SMA Product-Specific Patent Rights or HD Product-Specific Patent Rights, as applicable, through filing and prosecution of such SMA Product-Specific Patent Rights or HD Product-Specific Patent Rights, interferences, oppositions, other regulatory proceedings, litigation or other means.  Voyager will obtain the cooperation of the individual inventors of any inventions disclosed in such SMA Product-Specific Patent Rights or HD Product-Specific Patent Rights assigned to Genzyme pursuant to this Section 15.3  (Product-Specific Patent Rights), including (a) obtaining signatures of such inventors on any patent applications or other documentation reasonably necessary to obtain patent protection for such inventions and (b) procuring (at Genzyme’s expense) such inventors’ good faith testimony by affidavit, declaration, deposition in-person or other proper means in support of Genzyme’s efforts in establishing, perfecting, defending or enforcing Patent Rights to such inventions.  To the extent Voyager cannot transfer and assign the SMA Product-Specific Patent Rights or HD Product-Specific Patent Rights, or any portion thereof, on the applicable Option Exercise Date, then Voyager will transfer and assign such SMA Product-Specific Patent Rights or HD Product-Specific Patent Rights to Genzyme at its first opportunity to do so and, pending such transfer and assignment, such SMA Product-Specific Patent Rights or HD Product-Specific Patent Rights will be deemed to be Voyager Patent Rights for all purposes under this Agreement.  To the extent further transfer or assignment of such SMA Product-Specific Patent Rights or HD Product-Specific Patent Rights is required or permitted, and Voyager has not executed and returned to Genzyme the form of assignment reasonably requested by Genzyme within ten (10) business days of the delivery of such assignment to Voyager, then Voyager hereby irrevocably appoints Genzyme as its attorney-in-fact with the right, authority and ability to execute and enter into such assignment on behalf of Voyager.  Voyager stipulates and agrees that such appointment is a right coupled with an interest and will survive the unavailability of Voyager at any future time.

15.3.4.                              Grant-Back License. Subject to the provisions of this Agreement, upon assignment to Genzyme, the SMA Product-Specific Patent Rights or HD Product-Specific Patent Rights will be deemed to be Genzyme Collaboration Patent Rights and will be automatically licensed to Voyager under this Agreement as such.

15.4.                     Third Party Infringement.

15.4.1.                              Notice of Infringement.   During the Term, each Party will promptly notify the other Party in writing of any known or suspected infringement or unauthorized use or misappropriation by a Third Party of Genzyme Technology, Voyager Technology, or Collaboration Technology concerning any Gene Therapy Product intended for treatment of a Subject Disease of the Agreement Program for which an Option has been exercised (including development, Manufacture, or Commercialization) (such infringement or unauthorized use or misappropriation, “Competing Infringement”) of which such Party becomes aware. The notifying Party will provide the other Party with all evidence available to it supporting its belief that there is Competing Infringement.

15.4.2.                              Genzyme’s Right to Enforce and Defend.

15.4.2.1.                              Infringement Actions.  Following an Option Exercise Date, subject to the provisions of any Voyager In-License, Genzyme shall have the sole and exclusive right, but not the obligation, to take any reasonable measures it deems appropriate with respect to any Competitive Infringement in the Genzyme Territory of any Genzyme Technology, Genzyme Collaboration Technology, Joint Collaboration Technology or Voyager Product-Specific Patent Rights, or with Voyager’s prior written consent, the Voyager Platform Patent Rights.  Such measures may include (a) initiating or prosecuting an infringement, misappropriation or other appropriate suit or action (each an

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“Infringement Action”) in the Genzyme Territory, or (b) subject to Section 11.1.5 (Genzyme Sublicense Rights), granting adequate rights and licenses to any Third Party necessary to render continued Competitive Infringement in the Genzyme Territory non-infringing.  Voyager will consider in good faith any request from Genzyme to initiate an Infringement Action in the Genzyme Territory against any Third Party with respect to such Competitive Infringement of any Voyager Platform Patent Right; provided, however, that Voyager shall not be required to initiate any such Infringement Action or permit Genzyme to initiate any such Infringement Action with respect to any Voyager Platform Patent Right.  Notwithstanding the foregoing, if Genzyme does not inform Voyager that it intends to either initiate such an Infringement Action or grant adequate rights and licenses to such Third Party within [***] after Genzyme’s receipt of a notice of infringement pursuant to Section 15.4.1 (Notice of Infringement), then Voyager will have the second right, but not the obligation, to initiate such Infringement Action, but solely with respect to any Voyager Technology, Voyager Collaboration Technology, or Joint Collaboration Technology.

15.4.2.2.          Challenge Actions. Following an Option Exercise Date, subject to the provisions of any Voyager In-License, Genzyme shall also have the exclusive right, but not the obligation, to defend any Challenge Action in the Genzyme Territory with respect to any Genzyme Technology, Genzyme Collaboration Technology, Joint Collaboration Technology, Voyager Know-How, or Voyager Product-Specific Patent Rights, or with Voyager’s prior written consent, any Voyager Platform Patent Right in each case, that Covers the applicable Licensed Product which is the subject of such Challenge Action.  Voyager will consider in good faith any request from Genzyme to defend a Challenge Action brought by a Third Party in the Genzyme Territory with respect to any Voyager Platform Patent Right; provided, however, that Voyager shall not be required to defend any such Challenge Action or permit Genzyme to defend any such Challenge Action with respect to any Voyager Platform Patent Right.  Notwithstanding the foregoing, if Genzyme does not inform Voyager that it intends to defend such a Challenge Action within [***] of such Challenge Action being filed, then Voyager will have the second right to defend such Challenge Action, but only with respect to any Voyager Technology, Voyager Collaboration Technology, or Joint Collaboration Technology.

15.4.2.3.          Royalty Adjustment.  If (A) there are no Voyager Product-Specific Patent Rights, Genzyme Patent Rights or Joint Collaboration Patent Rights that could be reasonably asserted against Competitive Infringement in the Genzyme Territory, for any reason other than the unwillingness of Genzyme to consent to such assertion of any Joint Collaboration Patent Rights or Genzyme Patent Rights, and (B) there are Voyager Platform Patent Rights that could be reasonably be asserted against Competitive Infringement, but Voyager refuses to, as applicable (i) either permit Genzyme to assert or itself assert such Voyager Platform Patent Rights against such Competitive Infringement in the Genzyme Territory, or (ii) defend a

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Challenge Action relating to the Voyager Platform Patent Rights in the Genzyme Territory; then the royalties to be paid by Genzyme to Voyager pursuant to Section 12.4 (Royalties Payable to Voyager), with respect to the applicable Licensed Product in any country in the Genzyme Territory where such Competitive Infringement or Challenge Action exists, as applicable, shall be reduced to [***] percent ([***]%) of the amounts otherwise payable pursuant to Section 12.4 (Royalties Payable to Voyager) following the date that a Step-Down Product is first commercially available in such country in the Genzyme Territory.

15.4.3.          Voyager’s Right to Enforce and Defend.

15.4.3.1.          Pre-Option Exercise.  Prior to an Option Exercise Date, Voyager shall have the sole and exclusive right, but not the obligation, to take any reasonable measures it deems appropriate with respect to any Third Party’s activities concerning any Competitive Infringement that infringes or misappropriates any Voyager Technology or Voyager Collaboration Technology anywhere in the world, including (a) initiating or prosecuting an Infringement Action, or (b) subject to the terms and conditions of this Agreement, granting adequate rights and licenses necessary for continued activities, including development, Manufacture or Commercialization, concerning any Competitive Infringement anywhere in the world to any Third Party who at any time has infringed or misappropriated, or is suspected of infringing or misappropriated, any Voyager Technology, Voyager Collaboration Technology or Joint Collaboration Technology anywhere in the world.  Prior to an Option Exercise Date, Voyager also have the sole and exclusive right, but not the obligation, to defend any Challenge Action in the Genzyme Territory with respect to the Voyager Technology or Voyager Collaboration Technology.

15.4.3.2.          Post-Option Infringement Actions.  Following the Option Exercise Date, subject to the provisions of any Genzyme In-License, Voyager shall have the sole and exclusive right, but not the obligation, to take any reasonable measures it deems appropriate with respect to any Third Party’s activities concerning any Competitive Infringement in the Voyager Territory of any Voyager Technology, Voyager Collaboration Technology, Joint Collaboration Technology or Genzyme Product-Specific Patent Rights, or with Genzyme’s prior written consent, Genzyme Platform Patent Rights; provided, however, that Genzyme shall not be required to initiate any such Infringement Action or permit Genzyme to initiate any such Infringement Action with respect to any Genzyme Platform Patent Right.  Such measures may include (a) initiating or prosecuting an Infringement Action, or (b) subject to Section 11.2.5 (Voyager Sublicense Rights), granting adequate rights and licenses to any Third Party necessary to render continued Competitive Infringement in the Voyager Territory non-infringing.  Notwithstanding the foregoing, if Voyager does not inform Genzyme that it intends to either initiate such an Infringement Action or grant adequate rights and licenses to such Third Party within [***] after Voyager’s receipt of a notice of infringement pursuant to Section 15.4.1 (Notice

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of Infringement), then Genzyme will have the second right to initiate such Infringement Action, but solely with respect to any Genzyme Technology, Genzyme Collaboration Technology, Voyager Product-Specific Patent Rights or Joint Collaboration Technology.

15.4.3.3.          Post-Option Challenge Actions.  Following the Option Exercise Date, Voyager also shall have the first right, but not the obligation, to defend any Challenge Action with respect to the Voyager Technology, Voyager Collaboration Technology, Joint Collaboration Technology or Genzyme Product-Specific Patent Rights, in the Voyager Territory, or with Genzyme’s prior written consent, any Genzyme Platform Patent Right in each case, that Covers the applicable Licensed Product which is the subject of such Challenge Action.  Genzyme will consider in good faith any request from Voyager to defend a Challenge Action brought by a Third Party in the Voyager Territory with respect to any Genzyme Platform Patent Right; provided, however, that Genzyme shall not be required to defend any such Challenge Action or permit Voyager to defend any such Challenge Action with respect to any Genzyme Platform Patent Right.  Notwithstanding the foregoing, if Voyager does not inform Genzyme that it intends to defend such a Challenge Action with respect to any Genzyme Product-Specific Patent or Joint Collaboration Technology within [***] of such Challenge Action being filed, then Genzyme will have the second right, but not the obligation, to defend such Challenge Action with respect to any Genzyme Technology, Genzyme Collaboration Technology, Voyager Product-Specific Patent Rights, or Joint Collaboration Technology.

15.4.3.4.          Royalty Adjustment.  If (A) there are no Genzyme Product-Specific Patent Rights, Voyager Patent Rights or Joint Collaboration Patent Rights that can be asserted against Competitive Infringement in the Voyager Territory, for any reason other than the unwillingness of Voyager to consent to such assertion of any Voyager Patent Rights or Joint Collaboration Patent Rights, (B) there are Genzyme Platform Patent Rights that can reasonably be asserted, but Genzyme refuses to, as applicable, (i) either permit Voyager to assert or itself assert at least one of such Genzyme Platform Technology Patent Rights that can reasonably be asserted against such Competitive Infringement in the Voyager Territory, or (ii) defend a Challenge Action in the Voyager Territory with respect to a Genzyme Platform Patent Right; then the royalties to be paid by Voyager to Genzyme pursuant to Section 12.5 (Royalties Payable to Genzyme) with respect to the applicable Licensed Product in the Voyager Territory shall be reduced to [***] percent ([***] %) of the amounts otherwise payable pursuant to Section 12.5 (Royalties Payable to Genzyme) following the date that a Step-Down Product is first commercially available in the Voyager Territory.

15.4.4.          Control; Cooperation.  The Party initiating any Infringement Action or defending any Challenge Action with respect thereto (such Party, the “Responsible Party”) shall have the right to control the initiation and prosecution of any Infringement Action or defense of any Challenge Action, including the right to select counsel therefor,

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at its own expense.  If requested by the Responsible Party, the other Party shall join as a party to such Infringement Action or Challenge Action and will execute and cause its Affiliates to execute all documents necessary for the Responsible Party to initiate, prosecute, maintain or defend such action or proceeding.  In addition, at the Responsible Party’s request, the other Party shall provide reasonable assistance to the Responsible Party in connection with an Infringement Action or Challenge Action at no charge to the Responsible Party except for reimbursement by the Responsible Party of reasonable Out-of-Pocket Costs incurred in rendering such assistance.

15.4.5.          EU Unitary Patent System.  Without limitation of Genzyme’s rights under this Section 15.4 (Third Party Infringement), [***] (the “UPC”). [***].

15.4.6.          Sharing of Recoveries.  Any amounts recovered by either Party pursuant to this Section 15.4 (Third Party Infringement) will be used first to reimburse the Parties for their reasonable costs and expenses, including attorneys’ fees incurred in making such recovery (which amounts will be allocated pro rata if insufficient to cover the totality of such expenses) with any remainder to be allocated [***] percent ([***]%) to the Party in whose Territory the applicable action has been initiated and [***] percent ([***]%) to the other Party.

15.5.       Notices Relating to the BPCIA.   Each Party will promptly notify the other Party in writing of any notification or certification filed under the Biologics Price Competition and Innovation Act of 2009 (hereinafter the “BPCIA”), including notices pursuant to a §351(k) application under the BPCIA, or any analogous law outside the United States, claiming that a Voyager Patent Right or Collaboration Patent Right is invalid or that infringement will not arise from the manufacture, use or sale of any Licensed Product, or any Step-Down Product with respect to such Licensed Product, by a Third Party. The Parties’ rights to bring infringement actions with respect thereto are set forth in Section 15.4 (Third Party Infringement), provided that Genzyme shall have the exclusive right to determine the strategy for the litigation of patents in connection with the BPCIA or any analogous ex-U.S. law and for implementing the procedures set forth therein in the Genzyme Territory, and Voyager shall have the exclusive right to determine the strategy for the litigation of patents in connection with the BPCIA and for implementing the procedures set forth therein in the Voyager Territory.  Notwithstanding the foregoing, each Party will consult with the other Party regarding the strategy for litigation of patents in connection with the BPCIA or analogous ex-U.S. law in such Party’s Territory and will consider in good faith the other Party’s input regarding such strategy.  The Parties shall execute such documents as necessary for the prosecution of any such action in accordance with Section 15.4 (Third Party Infringement).  Without limiting the foregoing, Genzyme shall be responsible for any filings with respect to the Licensed Products under the BPCIA or any analogous law outside the United States in the Genzyme Territory, including providing lists of patents which may include Voyager Patent Rights or Collaboration Patent Rights, if applicable, and Voyager hereby authorizes Genzyme to undertake such filings and agrees to provide such other information as Genzyme may reasonably request in connection therewith.  Likewise, Voyager shall be responsible for any filings with respect to the Licensed Products under the BPCIA in the Voyager Territory, including providing lists of patents which may include Voyager Patent Rights or Collaboration Patent Rights, if applicable, and Genzyme hereby authorizes

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Voyager to undertake such filings and agrees to provide such other information as Voyager may reasonably request in connection therewith.

15.6.       Third Party Claims.  If a Third Party sues a Party (the “Sued Party”) alleging that the Sued Party’s, or the Sued Party’s Sublicensee’s, Development, Manufacture or Commercialization of the Licensed Product infringes or will infringe said Third Party’s intellectual property, then upon the Sued Party’s request and in connection with the Sued Party’s defense of any such Third Party suit, the other Party will provide reasonable assistance to the Sued Party for such defense. The Sued Party will keep the other Party, if such other Party has not joined in such suit, reasonably informed on a quarterly basis, in person or by telephone, prior to and during the pendency of any such suit.

15.7.       Genzyme Technology.  Except as expressly set forth in this Section 15 (Intellectual Property Ownership, Protection and Related Matters), Genzyme shall have the sole and exclusive right, but not the obligation, to prosecute, maintain (or abandon), defend and enforce Genzyme Technology, Genzyme Collaboration Technology, Genzyme HD Sequence Technology, Genzyme PD Technology and the Genzyme [***] Process, in its sole discretion.

15.8.       Common Interest.  All information exchanged between the Parties representatives pursuant to this Section 15 (Intellectual Property) regarding the preparation, filing, prosecution, maintenance, or enforcement of Patent Rights will be deemed Confidential Information.  In addition, the Parties acknowledge and agree that, with regard to such preparation, filing, prosecution, maintenance, and enforcement of the Voyager Patent Rights, Collaboration Patent Rights, SMA Product-Specific Patent Rights and HD Product-Specific Patent Rights the interests of the Parties as collaborators and licensor and licensee are to obtain the strongest patent protection possible, and as such, are aligned and are legal in nature.  The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning such Patent Rights, including privilege under the common interest doctrine and similar or related doctrines.

15.9.       Patent Term Extensions.

15.9.1.          Voyager Patent Rights.  Subject to the provisions of any Voyager In-License, Voyager shall use commercially reasonable efforts to obtain all available extensions of Voyager Patent Rights and Voyager Collaboration Patent Rights, including any supplementary protection certificates (“SPCs”), in the Genzyme Territory, as requested by Genzyme.  Genzyme shall determine, in its sole discretion, a strategy that will be designed to maximize patent protection and commercial value for the Licensed Product, and the Parties, subject to the provisions of any Voyager In-License, will seek patent term extensions, restorations and SPCs for such Patent Rights in the Genzyme Territory in accordance with that strategy.  Where required under national law, and subject to the other requirements of this Section 15.9 (Patent Term Extensions), Voyager will make the filings for such extensions, restorations and SPCs for Voyager Patent Rights and Voyager Collaboration Patent Rights in the Genzyme Territory as directed by Genzyme.

15.9.2.          Joint Collaboration Patent Rights. Genzyme shall have the exclusive right in its sole discretion to obtain all available extensions of any Joint Collaboration Patent Rights, including any SPC for any such Joint Collaboration Patent Right. Voyager shall provide any reasonably necessary powers of attorney and shall provide any other assistance, at Genzyme’s sole cost and expense, that Genzyme reasonably requests to enable Genzyme to obtain any such extensions.

15.9.3.          Further Assurances for Extensions / SPCs.  Each Party will execute such authorizations and other documents and take such other actions as may be reasonably requested by the other Party to obtain any such extensions, restorations and SPCs of Voyager Patent Rights, Voyager Collaboration Patent Rights and Joint Collaboration Patent Rights in the Genzyme Territory, in accordance with this Section 15.9  (Patent Terms Extensions).

15.10.     CREATE Act Acknowledgement.  It is the intention of the Parties that these this Agreement is a “joint research agreement” as that phrase is defined in Section 35 U.S.C. 100(h).

15.11.     Trademarks.  Each Party has the right to use any Trademark it owns or controls for the Commercialization of Licensed Products in its respective Territory at its sole discretion, and each Party and its Affiliates shall retain all right, title and interest in and to its and their respective corporate names and logos.  Each Party shall select and own all Trademarks used in connection with the Commercialization of such Licensed Product (the “Product Trademarks”), and will be solely responsible for applying for and maintaining registrations the Product Trademarks, in its respective Territory (including payment of costs associated therewith), and all goodwill associated therewith will inure to the benefit of such Party.  Each Party shall be responsible for all costs incurred by such Party to apply for and maintain Product Trademarks and assume full responsibility, at its sole cost and expense, for any infringement of its Product Trademarks by a Third Party. If Genzyme determines to use any Product Trademark developed or used by Voyager with respect to the Commercialization of Licensed Products in the Voyager Territory (the “Voyager Trademarks”), to promote and sell any Licensed Product in the Genzyme Territory, then Voyager and Genzyme shall enter into a separate trademark license agreement containing commercially reasonable and customary terms pursuant to which Voyager shall grant Genzyme an exclusive, royalty-free license to use the applicable Voyager Trademark(s) to Commercialize Licensed Products in the Genzyme Territory. In the event either Party becomes aware of any infringement by a Third Party of any Product Trademark owned by the other Party, such Party shall promptly notify the other Party and the Parties shall consult with each other and jointly determine the best way to prevent such infringement, including by the institution of legal proceedings against such Third Party.

16.                               TERM AND TERMINATION; REMEDIES

16.1.       Term.  The Agreement shall be effective as of the Effective Date and, unless terminated earlier pursuant to Section 16.2 (Termination Rights), this Agreement shall continue in effect until the later of (i) the expiration of the last to expire of the Option Periods and (ii) the expiration of all payment obligations under Section 12 (Financial Terms; Royalty Reports; Payments and Audits) (“Term”).

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16.2.       Termination Rights.  This Agreement may not be terminated by either Party except as provided in this Section 16.2.

16.2.1.          Termination of Agreement for Convenience.  Genzyme shall have the right to terminate the Agreement in its entirety at any time after the Effective Date on [***] prior written notice to Voyager.

16.2.2.          Termination of Agreement Program for Convenience.  Genzyme shall have the right to terminate the Agreement with respect to any Agreement Program at any time after the Effective Date on [***] days’ prior written notice to Voyager.

16.2.3.          Automatic Termination of Collaboration Program. If Genzyme does not deliver an Option Exercise Notice with respect to a Collaboration Product prior to the expiration of the applicable Option Exercise Period, this Agreement shall automatically terminate with respect to the Collaboration Program that generated such Collaboration Product.

16.2.4.          Termination of Agreement in its Entirety for Cause. This Agreement may be terminated in its entirety at any time during the Term upon written notice by either Party if the other Party is in material breach of its obligations hereunder and has not cured such breach within [***] in the case of a payment breach, or within [***] in the case of all other breaches, after notice requesting cure of the breach; provided, however, that if any breach other than a payment breach is not reasonably curable within [***] and if a Party is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by both Parties, not to exceed an additional [***], in order to permit such Party a reasonable period of time to cure such breach. Notwithstanding the foregoing, in the event that the breach relates to either Party’s obligations to use Commercially Reasonable Efforts in Developing or Commercializing an Agreement Product within an Agreement Program, this Agreement may only be terminated with respect to such Agreement Program pursuant to Section 16.2.5.2 (Termination for Breach) and may not be terminated in its entirety pursuant to this Section 16.2.4.

16.2.5.          Termination of Agreement Program for Cause.

16.2.5.1.          Termination for Breach.  This Agreement may be terminated with respect to any particular Agreement Program at any time during the Term upon written notice by either Party if (a) the other Party is in material breach of its obligations hereunder with respect to such Agreement Program and (b) the other Party has not cured such breach within [***] in the case of a payment breach, or within [***] in the case of all other breaches, after notice requesting cure of the breach; provided, however, that if any breach other than a payment breach is not reasonably curable within [***] and if a Party is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by both Parties, not to exceed an additional [***], in order to permit such Party a reasonable period of time to cure such breach. Notwithstanding the foregoing, in the event that the breach relates to Genzyme’s

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

obligations to use Commercially Reasonable Efforts in Developing or Commercializing a Licensed Product within a Licensed Program and Genzyme disputes whether it has breached such obligation or whether such breach gives Voyager the right to terminate this Agreement with respect to such Licensed Program and initiates a legal action to resolve such dispute within the foregoing [***] cure period, then this Agreement shall not terminate with respect to such Licensed Program during the pendency of such legal action, provided that if (i) Genzyme is found, in an unappealable decision by a court of competent jurisdiction or an appealable decision of a court of competent jurisdiction that has not been appealed in the time allowed for an appeal in such legal action, to have materially breached this Agreement with respect to its obligation under this Agreement to use Commercially Reasonable Efforts in Developing or Commercializing such Licensed Product, or (ii) Genzyme admits in such legal action or settlement thereof that it has materially breached this Agreement with respect to such Licensed Product, then this Agreement shall terminate immediately with respect to such Licensed Program following the Parties’ receipt of such decision or immediately following such admission, as applicable.

16.2.5.2.          Termination for Voyager Program Abandonment.  If Voyager Program Abandonment occurs with respect to an Agreement Program and Voyager has not cured such Voyager Program Abandonment within [***] after receipt of Genzyme’s notice to Voyager, Genzyme may terminate the Agreement with respect to such Agreement Program at any time by providing written notice to Voyager, provided, however, that if Voyager Program Abandonment is not reasonably curable within [***] and Voyager is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by both Parties, not to exceed an additional [***], in order to permit Voyager a reasonable period of time to cure such breach.

16.2.5.3.          Termination for Genzyme Program Abandonment.  If Genzyme Program Abandonment occurs with respect to a Licensed Program and Genzyme has not cured such Genzyme Program Abandonment within [***] after receipt of Voyager’s notice to Genzyme, Voyager may terminate the Agreement with respect to such Licensed Program at any time by providing written notice to Genzyme provided, however, that if Genzyme Program Abandonment is not reasonably curable within [***] and Genzyme is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by both Parties, not to exceed an additional [***], in order to permit Genzyme a reasonable period of time to cure such breach.

16.2.6.          Challenges of Patent Rights.  If, during the Term, either Party (a) commences or participates in any action or proceeding (including any patent opposition or re-examination proceeding), or otherwise asserts any claim, challenging or denying the validity or enforceability of any claim of the other Party’s Patent Rights that are licensed to such challenging Party under this Agreement or (b) actively assists any other Person in bringing or prosecuting any action or proceeding (including any patent opposition or re-examination proceeding) challenging or denying the validity or enforceability of any

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

claim of the other Party’s Patent Rights that are licensed to such challenging Party under this Agreement (each of (a) and (b), a “Patent Challenge”), then, to the extent permitted by the applicable Laws, the other Party shall have the right, exercisable within [***] following receipt of notice regarding such Patent Challenge, in its sole discretion, to give notice to such challenging Party that the other Party may terminate the license(s) granted to under such Patent Right(s) to such challenging Party pursuant to this Agreement [***] following such notice (or such longer period as the other Party may designate in such notice), and, unless such challenging Party withdraws or causes to be withdrawn all such challenge(s) (or in the case of ex-parte proceedings, multi-party proceedings, or other Patent Challenges that such challenging Party does not have the power to unilaterally withdraw or cause to be withdrawn, such challenging Party ceases actively assisting any other party to such Patent Challenge and, to the extent such challenging Party is a party to such Patent Challenge, it withdraws from such Patent Challenge) within such [***] period, the other Party shall have the right to terminate the license(s) granted to under such Patent Right(s) to such challenging Party pursuant to the Agreement by providing written notice thereof to such challenging Party.  The foregoing sentence shall not apply (i) with respect to any claim of the other Party’s Patent Rights that is licensed to such challenging Party under this Agreement that the other Party first asserts against such challenging Party or any of its Affiliates where the Patent Challenge is made in defense of such assertion, or (ii) with respect to any Patent Challenge commenced by a Third Party that after the Effective Date acquires or is acquired by a Party or its Affiliates or its or their business or assets, whether by stock purchase, merger, asset purchase or otherwise, but only with respect to Patent Challenges commenced prior to the closing of such acquisition.

16.3.       Effect of Termination.

16.3.1.          Effects of Termination of Agreement in its Entirety Other than by Genzyme for Cause.  If this Agreement is terminated in its entirety by Genzyme pursuant to Section 16.2.1 (Termination of Agreement for Convenience) or by Voyager pursuant to Section 16.2.4 (Termination of Agreement in its Entirety for Cause), then (a) this Agreement and all Options granted to Genzyme hereunder shall terminate and (b) the terms of Section 16.3.2 (Effects of Termination of Agreement Program Other than by Genzyme for Cause) shall apply to each Agreement Program as if such Agreement Program was terminated by Genzyme pursuant to Section 16.2.2 (Termination of Agreement Program for Convenience) or Voyager pursuant to Section 16.2.5.1 (Termination for Breach), as applicable.

16.3.2.          Effects of Termination of Agreement Program Other than by Genzyme for Cause.  If this Agreement is terminated with respect to an Agreement Program pursuant to Section 16.2.3 (Automatic Termination of Collaboration Program), by Genzyme for convenience pursuant to Section 16.2.2 (Termination of Agreement Program for Convenience) or by Voyager pursuant to Section 16.2.5.1 (Termination for Breach) or Section 16.2.5.3 (Termination for Genzyme Program Abandonment), then:

(a)           This Agreement shall continue to survive in all respects with respect to all Agreement Programs other than the terminated Agreement Program.

(b)           All license grants in this Agreement with respect to the terminated Agreement Program (and all Agreement Products within such terminated Agreement Program) from either Party to the other shall immediately terminate (other than licenses granted pursuant to this Section 16.3.2).

(c)           Subject to Section 13.5 (Exclusivity), if such terminated Agreement Program is a Split Territory Agreement Program, each Party hereby grants to the other Party, effective upon the effective date of such termination, a non-exclusive, irrevocable, perpetual, royalty-free, fully-paid, worldwide license, which the other Party may sublicense through multiple tiers, under the granting Party’s interest in the Collaboration Know-How generated under or used in such terminated Agreement Program for any purpose in the field of the Subject Disease of such terminated Split Territory Agreement Program; provided that, in no event shall Genzyme be permitted to use any pre-clinical or clinical data within the Voyager Collaboration Know-How licensed to Genzyme under this Section 16.3.2(c) in any filing with any Regulatory Authority; and provided further that Voyager shall not grant such license to Genzyme if such termination was by Voyager pursuant to Section 16.2.5.1 (Termination for Breach) or Section 16.2.5.3 (Termination for Genzyme Program Abandonment).

(d)           Subject to Section 13.5 (Exclusivity), if such terminated Agreement Program is the SMA Agreement Program and such termination is by Genzyme pursuant to Section 16.2.1 (Termination of Agreement for Convenience) or Section 16.2.3 (Automatic Termination of Collaboration Program), such SMA Agreement Program will revert to Genzyme and each Party hereby grants to the other Party, effective upon the effective date of termination, a non-exclusive, irrevocable, perpetual, royalty-free, fully-paid, worldwide license, which the other Party may sublicense through multiple tiers, under the granting Party’s interest in the Collaboration Know-How generated under or used in the SMA Agreement Program for any purpose in the field of SMA; provided that, if such termination occurred after Human POP Study Completion for the SMA Collaboration Product, then in no event shall Genzyme be permitted to use any pre-clinical or clinical data within the Voyager Collaboration Know-How licensed to Genzyme under this Section 16.3.2(d) in any filing with any Regulatory Authority.

(e)           If such terminated Agreement Program is the SMA Agreement Program and such termination is by Voyager pursuant to Section 16.2.4 (Termination of Agreement in its Entirety for Cause), Section 16.2.5.1 (Termination for Breach) or Section 16.2.5.3 (Termination for Genzyme Program Abandonment), Voyager may elect, in its sole discretion, to continue Developing, Manufacturing and Commercializing such SMA Agreement Products following such termination, and Genzyme hereby grants to Voyager, effective upon the effective date of termination, a non-exclusive, irrevocable, perpetual, royalty-free, worldwide license, which Voyager may sublicense through multiple tiers, under the Genzyme Technology that has been used in the Development, Manufacture or Commercialization of an SMA Agreement Product prior to the effective date of

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

termination, solely to Develop, Manufacture and Commercialize SMA Agreement Products; provided that, if Genzyme is required to make any Third Party License Payments as a result of the Development, Manufacture or Commercialization of a terminated SMA Agreement Product by Voyager following the effective date of termination, Voyager shall reimburse Genzyme for any such payments within [***] after receipt of an invoice from Genzyme.

(f)            If such terminated Agreement Program is the HD Agreement Program, such HD Agreement Program will revert to Voyager, and Genzyme hereby grants to Voyager, effective upon the effective date of termination, a non-exclusive, irrevocable, worldwide license, which Voyager may sublicense through multiple tiers, under the Genzyme Technology (excluding the Genzyme HD Sequence Technology or any Patent Rights Covering or Know-How related to the Genzyme [***] Process) that has been used in the Development, Manufacture or Commercialization of an HD Agreement Product prior to the effective date of termination, to Develop, Manufacture and Commercialize HD Agreement Products. If such termination is by Genzyme pursuant to Section 16.2.1 (Termination of Agreement for Convenience) or Section 16.2.3 (Automatic Termination of Collaboration Program), in consideration of such license, Voyager shall pay Genzyme a royalty of [***] percent ([***]%) of the Net Sales of HD Agreement Products. In addition, if Genzyme is required to make any Third Party License Payments as a result of the Development, Manufacture or Commercialization of an HD Agreement Product by Voyager following the effective date of termination, Voyager shall reimburse Genzyme for any such payments within [***] days after receipt of an invoice from Genzyme.

(g)           If such terminated Agreement Program is the PD Agreement Program, such PD Agreement Program will revert to Voyager, and Genzyme hereby grants to Voyager, effective upon the effective date of termination, a non-exclusive, irrevocable, worldwide license, which Voyager may sublicense through multiple tiers, under the Genzyme Technology (excluding the Genzyme PD Technology or any Patent Rights Covering or Know-How related to the Genzyme [***] Process) that has been used in the Development, Manufacture or Commercialization of a PD Agreement Product prior to the effective date of termination, to Develop, Manufacture and Commercialize PD Agreement Products. If such termination is by Genzyme pursuant to Section 16.2.1 (Termination of Agreement for Convenience) or Section 16.2.3 (Automatic Termination of Collaboration Program) and such termination occurs after Regulatory Approval of the PD Agreement Product in an MMC, in consideration of such license, Voyager shall pay Genzyme a royalty of [***] percent ([***]%) of the Net Sales of PD Agreement Products.

(h)           If such terminated Agreement Program is a Split Territory Agreement Program, and such termination is by Genzyme pursuant to Section 16.2.1 (Termination of Agreement for Convenience) or pursuant to Section 16.2.3 (Automatic Termination of Collaboration Program), upon Voyager’s request, Genzyme will grant, and hereby does grant to Voyager:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(i)         An irrevocable, perpetual, sublicensable through multiple tiers, non-exclusive, worldwide license to use the Genzyme [***] Process to Manufacture any Split Territory Agreement Product in such terminated Split Territory Agreement Program for which the DAC has approved a [***] Process Election in accordance with Section 4.7.1 ([***] Process Election for Split Territory Agreement Products).  In consideration of such license, Voyager shall pay Genzyme a royalty of [***] percent ([***]%) of the Net Sales such Split Territory Agreement Product.

(ii)        If such terminated Agreement Program is the PD Agreement Program and the DAC has elected to use the Genzyme PD Technology in accordance with Section 4.5 (Use of Genzyme PD Technology), an irrevocable, perpetual, sublicensable through multiple tiers, exclusive, worldwide license under the Genzyme PD Technology that has been used in the Development, Manufacture or Commercialization of any PD Agreement Product prior to the effective date of termination (including the Genzyme PD Technology) to Develop, Commercialize, and Manufacture any PD Agreement Product.  in consideration of such license, Voyager shall pay Genzyme a royalty of either (A) [***] percent ([***]%) of the Net Sales of PD Agreement Products if such termination occurs before Regulatory Approval of the PD Agreement Product in an MMC, or (B) [***] percent ([***]%) of the Net Sales of PD Agreement Products if such termination occurs after Regulatory Approval of the PD Agreement Product in an MMC, which royalty shall be in lieu of the royalty set forth in Section 16.3.2(g).  In addition, if the DAC has elected to use the Genzyme PD Technology in accordance with Section 4.5 (Use of Genzyme PD Technology) and Genzyme is required to make any milestone payment that may be due under any Genzyme In-License Agreement existing as of the Effective Date as a result of the Development, Manufacture or Commercialization of a PD Agreement Product by Voyager following the effective date of termination, then Voyager shall make any such payments, on behalf of Genzyme, within [***] days after receipt of an invoice from Genzyme.

(iii)       If such terminated Agreement Program is the HD Agreement Program and the DAC has elected to use a Genzyme HD Sequence as the transgene in a HD Agreement Product in accordance with Section 4.6 (Use of Genzyme HD Sequence), an irrevocable, perpetual, sublicensable through multiple tiers, worldwide, exclusive (even as to Genzyme) license under the Genzyme HD Sequence Technology to Develop,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Commercialize, and Manufacture such HD Agreement Product containing such Genzyme HD Sequence.  In consideration of such license, Voyager shall pay Genzyme a royalty of [***] percent ([***]%) of the Net Sales such HD Agreement Product, which royalty shall be in lieu of the royalty set forth in Section 16.3.2(f).

(iv)       For the avoidance of doubt, Genzyme shall retain all right, title and interest in and to the Genzyme HD Sequence Technology, Genzyme PD Technology, and Genzyme [***] Process, and upon such a termination, Voyager will not use the Genzyme HD Sequence Technology, Genzyme PD Technology or Genzyme [***] Process, as applicable, except as expressly provided in this Section 16.3.2(g). Without limiting the generality for the foregoing, Genzyme shall retain the right under the Genzyme HD Sequence Technology to Develop, Commercialize and Manufacture all products other than any HD Agreement Product that contains a Genzyme HD Sequence as of the effective date of termination.

(i)            If such terminated Agreement Program is a Split Territory Agreement Program and such termination is by Voyager pursuant to Section 16.2.4 (Termination of Agreement in its Entirety for Cause), Section 16.2.5.1 (Termination for Breach) or Section 16.2.5.3 (Termination for Genzyme Program Abandonment), Genzyme hereby grants to Voyager, effective upon the effective date of termination, a non-exclusive, irrevocable, perpetual, royalty-free, worldwide license, which Voyager may sublicense through multiple tiers, under the Genzyme Technology that has been used in the Development, Manufacture or Commercialization of such terminated Split Territory Agreement Product prior to the effective date of termination, solely to Develop, Manufacture and Commercialize such Split Territory Products; provided that, if Genzyme is required to make any Third Party License Payments as a result of the Development, Manufacture or Commercialization of a terminated Split Territory Agreement Product by Voyager following the effective date of termination, Voyager shall reimburse Genzyme for any such payments within [***] after receipt of an invoice from Genzyme.

(j)            Except as otherwise set forth in this Section 16.3.2 (Effects of Termination of Agreement Other than by Genzyme for Cause), upon the request of a Party, for a period of [***] following such request, the Parties shall negotiate in good faith to enter into a license agreement on commercially reasonable and customary terms pursuant to which the other Party would grant the requesting Party a sublicensable (through multiple tiers), royalty-bearing license under, if Genzyme is the granting Party, the Genzyme Technology or, if Voyager is the granting Party, the Voyager Licensed Technology, to Develop, Manufacture and Commercialize one or more terminated Agreement Product(s).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(k)           If such terminated Agreement Program is (i) a Split Territory Licensed Program or (ii) the SMA Agreement Program and such termination is by Voyager pursuant to Section 16.2.4 (Termination of Agreement in its Entirety for Cause), Section 16.2.5.1 (Termination for Breach) or Section 16.2.5.3 (Termination for Genzyme Program Abandonment), and Voyager has elected to continue Developing or Commercializing such SMA Agreement Program, Genzyme shall as promptly as practicable transfer to Voyager or Voyager’s designee (i) possession and ownership of all governmental or regulatory correspondence, conversation logs, filings and approvals (including all Regulatory Approvals and Reimbursement Approvals) solely relating to the Development, Manufacture or Commercialization of any terminated Agreement Product within such terminated Agreement Program, (ii) copies of all data, reports, records and materials, and other sales and marketing related information in Genzyme’s possession or Control to the extent that such data, reports, records, materials or other information relate to the Development, Manufacture or Commercialization of any terminated Agreement Product within such terminated Agreement Program, including all non-clinical and clinical data relating to any such terminated Agreement Product, and all adverse event data related to any such terminated Agreement Product in Genzyme’s possession or Control and (iii) all records and materials in Genzyme’s possession or Control containing Confidential Information of Voyager solely relating to the terminated Agreement Program, and during the [***] following the effective date of termination, Genzyme shall execute all documents and take all such further actions as may be reasonably requested by Voyager in order to give effect to the foregoing transfer.  In addition, Genzyme shall appoint Voyager as Genzyme’s or Genzyme’s Related Parties’ agent with respect to such terminated Agreement Program solely to the extent necessary to effectuate the transfer of Regulatory Approvals and other regulatory filings related solely to such terminated Agreement Program in the Genzyme Territory from Genzyme to Voyager or its designee, and Voyager shall use commercially reasonable efforts to effect such transfer as quickly as practicable.

(l)            If such terminated Agreement Program is (i) a Split Territory Licensed Program or (ii) the SMA Agreement Program and such termination is by Voyager pursuant to Section 16.2.4 (Termination of Agreement in its Entirety for Cause), Section 16.2.5.1 (Termination for Breach) or Section 16.2.5.3 (Termination for Genzyme Program Abandonment), and Voyager has elected to continue Developing or Commercializing such SMA Agreement Program, Genzyme shall promptly transfer and assign to Voyager all of Genzyme’s and its Affiliates’ rights, title and interests in and to any Product Trademark(s) (but not any house marks of Genzyme or its Affiliates or any trademark containing the word “Genzyme” or “Sanofi” owned by Genzyme or its Affiliates and used for the terminated Licensed Product in the Field in the Genzyme Territory) owned by Genzyme or its Affiliates and used solely and exclusively for any terminated Agreement Products within the terminated Agreement Program in the Field in the Genzyme Territory.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(m)          If such terminated Agreement Program is (i) a Split Territory Agreement Program or (ii) the SMA Agreement Program and such termination is by Voyager pursuant to Section 16.2.4 (Termination of Agreement in its Entirety for Cause), Section 16.2.5.1 (Termination for Breach) or Section 16.2.5.3 (Termination for Genzyme Program Abandonment), and Voyager has elected to continue Developing or Commercializing such SMA Agreement Program, Genzyme shall provide any other assistance reasonably requested by Voyager for the purpose of allowing Voyager or its designee to proceed expeditiously with the Development, Manufacture and Commercialization of any Agreement Product generated by or that are the subject of such terminated Agreement Program in the Genzyme Territory, provided that Genzyme’s obligations under this Section 16.3.2(m) shall expire [***] after the effective date of termination of such terminated Agreement Product.

(n)           Each Party shall promptly pay to the other Party all amounts owed to the other Party with respect to such Agreement Program as of the effective date of such termination.  In addition, and without limitation, if such terminated Agreement Program is a Split Territory Agreement Program for which Development pursuant to a Split Territory Global Development Plan is ongoing as of the effective date of such termination, then Genzyme will pay to Voyager Genzyme’s share (pursuant to Section 5.2.8 (Global Development Costs)) of (i) all non-cancelable financial commitments made by Voyager to Third Parties prior to Voyager’s receipt of such notice of termination that were in accordance with the then-current Split Territory Global Development Plan and Split Territory Global Development Budget, and (ii) any other Global Development Costs incurred by Voyager prior to the effective date of such termination in accordance with the then-current Split Territory Global Development Plan and Split Territory Global Development Budget.

(o)           If such terminated Agreement Program is (i) a Split Territory Agreement Product or (ii) the SMA Agreement Program and such termination is by Voyager pursuant to Section 16.2.4 (Termination of Agreement in its Entirety for Cause), Section 16.2.5.1 (Termination for Breach) or Section 16.2.5.3 (Termination for Genzyme Program Abandonment), and Voyager has elected to continue Developing or Commercializing such SMA Agreement Program, and Voyager so requests, and to the extent permitted under Genzyme’s obligations to Third Parties on the effective date of termination, Genzyme shall transfer to Voyager any Third Party agreements relating solely and exclusively to the Development, Manufacture or Commercialization of such terminated Agreement Product to which Genzyme is a party (including any Genzyme In-License), subject to any required consents of such Third Party, which Genzyme shall use commercially reasonable efforts to obtain promptly.

(p)           If such terminated Agreement Program is the HD Agreement Program or the SMA Agreement Program, Genzyme will assign and transfer back to Voyager, effective upon the effective date of termination, those of Genzyme’s rights, title and interest under any HD Product-Specific Patent Rights or SMA

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Product-Specific Patent Rights, as applicable, that were assigned to Genzyme pursuant to Section 15.3.1 (Assignment of Product-Specific Patent Rights), after which such HD Product Specific Patents or SMA Product-Specific Patent Rights will be deemed to be Voyager Collaboration Patent Rights or Joint Collaboration Patent Rights (as applicable) for all purposes under this Agreement, including the licenses granted under this Section 16.3 (Effects of Termination). Genzyme shall execute all documents and take all such further actions as may be reasonably requested by Voyager in order to give effect to the foregoing assignment.

16.3.3.          Effects of Termination of Agreement in its Entirety by Genzyme for Cause.  If this Agreement is terminated by Genzyme in its entirety pursuant to Section 16.2.4 (Termination of Agreement in its Entirety for Cause), then (a) this Agreement and all Options granted to Genzyme hereunder shall terminate and (b) the terms of Section 16.3.4 (Effects of Termination of Agreement Program by Genzyme for Cause or for Voyager Program Abandonment) shall apply to each Agreement Program as if such Agreement Program was terminated by Genzyme pursuant to Section 16.2.5.1 (Termination for Breach).

16.3.4.          Effects of Termination of Agreement Program by Genzyme for Cause or for Voyager Program Abandonment.  If this Agreement is terminated with respect to any particular Agreement Program by Genzyme pursuant to Section 16.2.5.1 (Termination for Breach) or Section 16.2.5.2 (Termination for Voyager Program Abandonment), then:

(a)           This Agreement shall continue to survive in all respects with respect to all Agreement Programs other than the terminated Agreement Program.

(b)           All licenses granted to Voyager in this Agreement with respect to the terminated Agreement Program (including all Agreement Products within such Agreement Program) shall immediately terminate.

(c)           Voyager hereby grants to Genzyme, effective upon the effective date of such termination, a non-exclusive, irrevocable, perpetual, royalty-free, fully-paid, worldwide license, which Genzyme may sublicense through multiple tiers, under Voyager’s interest in the Collaboration Know-How generated under or used in such terminated Agreement Program for any purpose in the field of the Subject Disease of such terminated Agreement Program.

(d)           If such termination is pursuant to Section 16.2.5.1 (Termination for Breach), Genzyme shall as promptly as practicable transfer to Voyager or Voyager’s designee possession and ownership of all Regulatory Approvals and Reimbursement Approvals solely relating to the Development, Manufacture or Commercialization of any terminated Licensed Product within such terminated Licensed Program.

(e)           If such termination is pursuant to Section 16.2.5.1 (Termination for Breach), upon the request of Voyager, for a period of [***] following such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

request, the Parties shall negotiate in good faith to enter into a license agreement on commercially reasonable and customary terms pursuant to which Genzyme would grant Voyager a sublicensable through multiple tiers, royalty-bearing license under Genzyme Technology that has been used in the Development, Manufacture or Commercialization of any Agreement Product in such terminated Agreement Program prior to the effective date of termination, to Develop, Manufacture and Commercialize terminated Agreement Products.  If the Parties are unable to agree on the terms of such license agreement, the matter shall be resolved in accordance with Schedule 8.3 (Baseball Arbitration).

(f)            If such termination is pursuant to Section 16.2.5.1 (Termination for Breach) and such terminated Agreement Program is the HD Agreement Program or the SMA Agreement Program, upon the request of Voyager, Genzyme will assign and transfer back to Voyager, effective upon the effective date of termination, those of Genzyme’s rights, title and interest under any HD Product-Specific Patent Rights or SMA Product-Specific Patent Rights, as applicable, that were assigned to Genzyme pursuant to Section 15.3.1 (Assignment of Product-Specific Patent Rights), after which such HD Product Specific Patents or SMA Product-Specific Patent Rights will be deemed to be Voyager Collaboration Patent Rights or Joint Collaboration Patent Rights (as applicable) for all purposes under this Agreement, including the licenses granted under this Section 16.3 (Effects of Termination). Genzyme shall execute all documents and take all such further actions as may be reasonably requested by Voyager in order to give effect to the foregoing assignment.

(g)           If such termination is pursuant to Section 16.2.5.2 (Termination for Voyager Program Abandonment), then the licenses granted by Voyager to Genzyme in Section 11.1 (License Grants to Genzyme) with respect to the terminated Agreement Program shall become royalty-free, fully-paid, irrevocable, perpetual and worldwide; provided that, if Voyager is required to make any Third Party License Payments as a result of the Development, Manufacture or Commercialization of a terminated Agreement Product by Genzyme following the effective date of termination, Genzyme shall reimburse Voyager for any such payments within [***] days after receipt of an invoice from Voyager.

(h)           If such termination is pursuant to Section 16.2.5.2 (Termination for Voyager Program Abandonment), then Genzyme may request the delivery of an Option Data Package for any Collaboration Product in such terminated Collaboration Program and Voyager shall promptly deliver such Option Data Package, provided that Voyager shall only be obligated to provide such information in the Option Data Package as is available to Voyager as of the date of such request from Genzyme.

(i)            Each Party shall promptly pay to the other Party all amounts owed to the other Party with respect to such Agreement Program as of the effective date of such termination.

16.4.       Effect of Expiration or Termination; Survival.  Expiration or termination of this Agreement or this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination of this Agreement or this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement or this Agreement, as applicable, prior to expiration or termination, including the obligation to pay royalties for the Licensed Product sold prior to such expiration or termination or other payments under this Agreement. The following sections will survive expiration or termination of this Agreement and will remain in full force and effect: 10 (Confidentiality and Publication), 12.7 (Reports; Payment of Royalty), 12.8 (Audits), 12.9 (Payment Exchange Rates), 12.10 (Blocked Payments), 12.12 (Taxes), 14 (Indemnification; Limitation of Liability; Insurance) 15.1 (Inventorship; Ownership), 15.3 (Product Specific Patent Rights), 15.8 (Common Interest), 16 (Term and Termination; Remedies) and 17 (Miscellaneous). Except as otherwise set forth in this Section 16, upon termination or expiration of this Agreement all rights and obligations of the Parties under this Agreement, shall cease.

16.5.       Breach of Voyager’s Development Obligations.  Without limiting Genzyme’s other rights and remedies under this Agreement, if Voyager commits a material breach of its Development obligations under Section 5 (R&D Post-Option Exercise) with respect to any particular Split Territory Licensed Program, Genzyme does not terminate this Agreement in its entirety pursuant to Section 16.2.4 (Termination of Agreement in its Entirety for Cause) or with respect to such Split Territory Licensed Program for cause pursuant to Section 16.2.5 (Termination of Agreement Program for Cause) and Voyager has not cured such material breach within the cure period set forth in Section 16.2.5 (Termination for Breach), then Genzyme may elect to receive the following remedies for such material breach:

16.5.1.          For the remainder of the Term, the Genzyme Territory for such Split Territory Licensed Program (and any Split Territory Licensed Product under such Split Territory Licensed Program) shall be worldwide, and the Parties’ rights and obligations with respect to such Split Territory Licensed Program and such Split Territory Licensed Products) under this Agreement, including the following sections but excluding Section 12 (Financial Terms; Royalty Reports; Payments and Audits) and Section 13.5 (Exclusivity), shall be as if such Split Territory Licensed Program is an additional SMA Licensed Program (and not a Split Territory Licensed Program) and such Split Territory Licensed Products are additional SMA Licensed Products (and not Split Territory Licensed Products), mutatis mutandis: Sections 5.1 (Overview), 5.3 (SMA Licensed Products), 5.5 (Records, Reports and Information Sharing), 5.6 (Third Parties), 6 (Regulatory Matters), 7 (Commercialization), 8 (Manufacture and Supply of Agreement Products), 9 (Collaboration Management), 11 (Licenses), 13 (Representations, Warranties and Covenants) (other than Section 13.5 (Exclusivity)), 14 (Indemnification; Limitation of Liability; Insurance), 15 (Intellectual Property Ownership, Protection and Related Matters), and 16 (Term and Termination; Remedies). For clarity, the classification of such Split Territory Licensed Program (and Split Territory Licensed Products) as an additional SMA Licensed Program (and additional SMA Licensed Program) shall have no effect on any other SMA Licensed Program or SMA Licensed Product.

16.5.2.          Genzyme’s obligation to pay development milestone fees under Section 12.3.1 (Development Milestones) with respect to any Split Territory Licensed Products

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

within such Split Territory Licensed Program shall be reduced by [***] percent ([***]%) of the amounts set forth in Section 12.3.1 (Development Milestones).

16.5.3.          [***].

16.6.       Setoff.

16.6.1.          Genzyme’s Rights of Setoff.  If (a) Voyager commits a breach or series of breaches of this Agreement and fails to cure such breach or breaches within the cure period set forth in Sections 16.2.4 (Termination of Agreement in its Entirety for Cause) or 16.2.5.1 (Termination of Agreement Program for Cause), (b) Genzyme incurs at least $[***] in aggregate losses, damages and expenses as a result of such breach or breaches, subject to Section 14.5 (Limitation of Liability) (c) Genzyme does not wish to terminate this Agreement in its entirety or with respect to an Agreement Program due to such breach or breaches and (d) Genzyme has not exercised its rights under Section 16.5 (Breach of Voyager’s Development Obligations) with respect to such breach or breaches, then, in addition to any other remedies Genzyme may have under this Agreement or otherwise, Genzyme may set off against any amounts owed to Voyager pursuant to Section 12 (Financial Terms; Royalty Reports; Payments and Audits) its good faith estimate of the amount of any losses, damages and expenses incurred by Genzyme as a result of such breach by Voyager (the “Setoff Amount”); provided that, Genzyme may not set off more than $[***] against any amounts owed to Voyager for the Licensed Products under a particular Licensed Program pursuant to Section 12 (Financial Terms; Royalty Reports; Payments and Audits).  Genzyme shall use commercially reasonable efforts to mitigate its losses, damages and expenses that are subject to setoff pursuant to this Section 16.6.  For clarity, in no event shall Voyager be obligated to pay any amounts to Genzyme under this Section 16.6, and Genzyme shall not be entitled to a Setoff Amount which is in excess of any amounts owed to Voyager pursuant to Section 12 (Financial Terms; Royalty Reports; Payments and Audits).  If Genzyme exercises its setoff right under this Section 16.6, Genzyme will provide Voyager with an itemized list of the losses, damages and expenses incurred by Genzyme that are being setoff and an explanation of the breach giving rise to such losses, damage and expenses.  In addition, Genzyme shall provide a written certificate, signed by Genzyme’s Chief Financial Officer, certifying that the amount set off by Genzyme represents Genzyme’s good faith estimate of such losses, damages and expenses incurred by Genzyme as a result of such breach by Voyager.  Notwithstanding the foregoing, if Voyager notifies Genzyme in writing that it disputes Genzyme’s assertion that Voyager is in breach of this Agreement or the amount set off by Genzyme, then (a) Genzyme will initiate the dispute resolution process set forth in Section 16.6.2 (Setoff Dispute Resolution), and (b) pending the Parties’ agreement regarding the appropriate setoff (if any) or a determination by the mediator of the proper amount that Genzyme may setoff (if any) in accordance with Section 16.6.2.2 (Mediation), Genzyme will pay the Setoff Amount into an escrow account established for the purpose at a bank.  If the Parties cannot settle their dispute by mutual agreement, then, in accordance with Section 16.6.2.2 (Mediation) the mediator will determine (1) the amount (if any) that Genzyme may set off against future payments to Voyager going forward, and (2) whether any portion of the escrow account should be released to Voyager.  In the event that it is finally determined pursuant to Section 16.6.2

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(Setoff Dispute Resolution) by a court of competent jurisdiction that Genzyme has set off an amount that exceeds the amount of losses, damages and expenses actually incurred by Genzyme as a result of Voyager’s breach of this Agreement, then Genzyme will promptly pay Voyager the amount of such excess plus interest accruing on such amount as provided for in Section 12.10 (Late Payments).

16.6.2.          Setoff Dispute Resolution.

16.6.2.1.          Escalation.  If Genzyme has exercised its setoff right under Section 16.6.1 (Genzyme’s Right of Setoff) and there is a dispute regarding whether Voyager is in breach of the Agreement or the proper amount of the setoff (a “Setoff Dispute”), either Party may make a written request that the Setoff Dispute be referred for resolution to the Chief Executive Officers of each Party (or their designees).  Within [***] of such request, the Chief Executive Officers of each Party (or their designees) will meet in person at a mutually acceptable time and location or by means of telephone or video conference to negotiate a settlement of a Setoff Dispute.  Each Party may elect to have such Party’s AJSC representatives participate in such meeting, if desired, provided that it provides the other Party with reasonable advance notice of such intent so as to enable the other Party to have its AJSC representatives also participate in such meeting, if desired.  In the event that the Chief Executive Officers of each Party (or their designees) fail to resolve the Setoff Dispute within such [***] period the Setoff Dispute will be referred to mediation under Section 16.6.2.2 (Mediation).

16.6.2.2.          Mediation.

(a)           If a Setoff Dispute cannot be resolved pursuant to Section 16.6.2.1 (Escalation), the Parties agree to try in good faith to resolve any such  Setoff Dispute by non-binding mediation administered by JAMS End Dispute in accordance with its commercial mediation rules.  The mediation will be conducted by a single mediator appointed by agreement of the Parties who will have previous judicial experience, or failing such agreement by JAMS End Dispute in accordance with its commercial mediation rules.  Unless otherwise mutually agreed upon by the Parties, the mediation proceedings will be conducted in Boston, Massachusetts.  The Parties agree that they will share equally the cost of the mediation, including filing and hearing fees, and the cost of the mediator(s).  Each Party will bear its own attorneys’ fees and associated costs and expenses. If the Parties are unable to resolve a Setoff Dispute pursuant to such mediation, then at the completion of such mediation the mediator will decide the following issues, which decision will be binding on the Parties pending final resolution of the Setoff Dispute by a court of competent jurisdiction:

(i)         Whether the amount placed in escrow by Genzyme pursuant to Section 16.6.1 (Genzyme’s Right of Setoff) exceeds the mediator’s objective good faith estimate of the amount of any losses, damages and expenses incurred or likely to be incurred by Genzyme as a result of such breach by Voyager;

(ii)        What amount (if any) may Genzyme setoff against future payments to Voyager under Section 16.6.1 (Genzyme’s Right of Setoff), which amount will represent the mediator’s objective good faith estimate of the amount of any losses, damages and expenses incurred or likely to be incurred by Genzyme as a result of such breach by Voyager.

(b)           If the mediator determines that the amount placed in escrow by Genzyme pursuant to Section 16.6.1 (Genzyme’s Right of Setoff) exceeds the mediator’s objective good faith estimate of the amount of any losses, damages and expenses incurred or likely to be incurred by Genzyme as a result of such breach by Voyager, the Parties will promptly cause the escrow agent to release to Voyager the amount of such excess, plus interest accruing on such amount as provided for in Section 12.10 (Late Payments).  The Parties will promptly cause the remaining amount in the account to be returned to Genzyme.

(c)           If the mediator determines an appropriate amount that Genzyme may set off against future payments to Voyager under Section 16.6.1 (Genzyme’s Right of Setoff), Genzyme may setoff such amount directly, and will not be required to pay such amounts into any escrow account.

(d)           The decisions rendered by mediator with respect to the distribution of funds from the escrow account and amount Genzyme may setoff going forward will be binding on the Parties pending resolution of the Setoff Dispute by the agreement of the Parties or by a court of competent jurisdiction in accordance with this Agreement.

17.                               MISCELLANEOUS

17.1.       Assignment.  Except as provided in this Section 17.1, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the written consent of the other Party.  Notwithstanding the foregoing, either Party may, without the other Party’s written consent, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate or to a party that acquires, by or otherwise in connection with, merger, sale of assets or otherwise, all or substantially all of the business of the assigning Party to which the subject matter of this Agreement relates, provided that the assignee assumes all of the assigning Party’s obligations under this Agreement, subject to Section 17.15.2 (Future Acquisition of a Party or its Business). The assigning Party shall remain responsible for the performance by its assignee of this Agreement or any obligations hereunder so assigned. Any purported assignment in violation of this Section 17.1 shall be void.

17.2.       Governing Law.  The Agreement shall be construed and the respective rights of the Parties determined in accordance with the substantive Laws of the Commonwealth of Massachusetts, notwithstanding any provisions of Massachusetts Law or any other Law governing conflicts of laws to the contrary, and the patent Laws of the relevant jurisdiction without reference to any rules of conflict of laws.

17.3.       Jurisdiction.  Each Party by its execution hereof, (a) hereby irrevocably submits to the jurisdiction of the United States District Court and state courts located in Boston, Massachusetts for the purpose of any dispute arising between the Parties in connection with this Agreement (each, an “Action”), except as otherwise expressly provided in this Agreement; (b) hereby waives, to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such Action, any claim that (i) it is not subject personally to the jurisdiction of the above-named court, (ii) its property is exempt or immune from attachment or execution, (iii) any such Action brought in the above-named court should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than the above-named court, or should be stayed by reason of the pendency of some other proceeding in any other court other than the above-named court, or (iv) this Agreement or the subject matter hereof may not be enforced in or by such court; and (c) hereby agrees not to commence any such Action other than before the above-named court. Notwithstanding the previous sentence a Party may commence any Action in a court other than the above-named court solely for the purpose of enforcing an order or judgment issued by the above-named court.

17.4.       Venue.  Each Party agrees that for any Action between the Parties arising in whole or in part under or in connection with this Agreement, such Party bring Actions only in the federal courts of the United States of America located in Boston, Massachusetts and any appellate court having jurisdiction over appeals from such courts. Each Party further waives any claim and shall not assert that venue should properly lie in any other location within the selected jurisdiction.

17.5.       Entire Agreement; Amendments.  The Agreement contains the entire understanding of the Parties with respect to the subject matter hereof, and supersedes all previous arrangements with respect to the subject matter hereof, whether written or oral, including that Confidential Disclosure Agreement dated as of July 30, 2013 between the Parties, as amended on July 17, 2014 (provided that all information disclosed or exchanged under such agreement will be treated as Confidential Information hereunder).  This Agreement (other than the Schedules attached hereto) may be amended, or any term hereof modified, only by a written instrument duly-executed by authorized representatives of both Parties hereto.  The Schedules attached hereto may be amended, or any term hereof modified, only by a written instrument duly-executed by authorized representatives of both Parties hereto, except to the extent expressly provided in this Agreement.

17.6.       Severability.  If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions, which valid provisions in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalid, illegal or unenforceable of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid, illegal or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the

Parties would not have entered into this Agreement without the invalid, illegal or unenforceable provisions.

17.7.       Headings.  The captions to the Sections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Sections hereof.

17.8.       Waiver of Rule of Construction.  Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

17.9.       Interpretation.  Except where the context expressly requires otherwise, (a) the use of any gender herein shall be deemed to encompass references to either or both genders, and the use of the singular shall be deemed to include the plural (and vice versa); (b) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation” and shall not be interpreted to limit the provision to which it relates; (c) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (e) any reference herein to any Person shall be construed to include the Person’s successors and assigns; (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in each of their entirety, as the context requires, and not to any particular provision hereof; (g) all references herein to Sections or Schedules shall be construed to refer to Sections or Schedules of this Agreement, and references to this Agreement include all Schedules hereto; (h) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (i) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging); (j) references to any specific law, rule or regulation, or article, Section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof; and (k) the term “or” shall be interpreted in the inclusive sense commonly associated with the term “and/or.”

17.10.     No Implied Waivers; Rights Cumulative.  Except as expressly provided in this Agreement, no failure on the part of Voyager or Genzyme to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at Law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

17.11.     Notices.  All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal

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delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Voyager, to:	Voyager Therapeutics, Inc. 75 Sidney Street Cambridge, MA 02139 Attention: Chief Executive Officer Facsimile No.: [***]

With a copy to:	Goodwin Procter LLP Exchange Place 53 State Street Boston, Massachusetts 02109 Attention: Christopher Denn Facsimile No.: [***]

If to Genzyme, to:	Genzyme Corporation 500 Kendall Street Cambridge, Massachusetts 02142 Attention: Head of Rare Diseases Business Unit Facsimile No.: [***]

With a copy to:	Genzyme Corporation 500 Kendall Street Cambridge, Massachusetts 02142 Attention: General Counsel Facsimile No.: [***]

And to:	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600 Attention: David M. McIntosh Facsimile No.: [***]

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. In addition, each Party shall deliver a courtesy copy to the other Party’s Alliance Manager concurrently with such notice. Any such notice shall be deemed to have been given: (a) when delivered if personally delivered or sent by facsimile on a business day (or if delivered or sent on a non-business day, then on the next business day); (b) on receipt if sent by overnight courier; or (c) on receipt if sent by mail.

17.12.     Compliance with Export Regulations.  Neither Party shall export any technology licensed to it by the other Party under this Agreement except in compliance with U.S. export Laws and regulations.

17.13.     Force Majeure.  Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement to the extent that such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, potentially including embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God. The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such force majeure circumstances.

17.14.     Independent Parties.  It is expressly agreed that Voyager and Genzyme shall be independent contractors and that the relationship between Voyager and Genzyme shall not constitute a partnership, joint venture or agency. Voyager shall not have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on Genzyme, without the prior written consent of Genzyme, and Genzyme shall not have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on Voyager without the prior written consent of Voyager.

17.15.     Performance by Affiliates.

17.15.1.        Use of Affiliates.  Each Party acknowledges and accepts that the other Party may exercise its rights and perform its obligations under this Agreement either directly or through one or more of its Affiliates.  A Party’s Affiliates will have the benefit of all rights (including all licenses) of such Party under this Agreement.  Accordingly, in this Agreement “Genzyme” will be interpreted to mean “Genzyme or its Affiliates” and “Voyager” will be interpreted to mean “Voyager or its Affiliates” where necessary to give each Party’s Affiliates the benefit of the rights provided to such Party in this Agreement; provided, however, that in any event each Party will remain responsible for the acts and omissions, including financial liabilities, of its Affiliates.

17.15.2.        Future Acquisition of a Party or its Business.  Notwithstanding Section 17.15.1 (Use of Affiliates) or anything to the contrary in this Agreement, in the event of an acquisition of a Party or its business by a Third Party (an “Acquirer”) after the Effective Date, whether by merger, asset purchase or otherwise, as to any such Acquirer, the non-acquired Party shall not obtain rights, licenses, options or access to any Patent Rights, Know-How, product candidates or products that are held by the Acquirer or any Affiliate of the Acquirer that becomes an Affiliate of the acquired Party as a result of such acquisition (but excluding the acquired Party), that were not generated through any use or access to the Know-How or Patent Rights of the acquired Party, or that are not used by the acquired Party in connection with an Agreement Product.

17.15.3.        Acquired Programs.

17.15.3.1.        Notwithstanding Section 17.15.1 (Use of Affiliates) or anything to the contrary in this Agreement, in the event of either (a) an acquisition of a Party or its business after the Effective Date by an Acquirer whether by merger, asset purchase or otherwise, or (b) an acquisition by a Party

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

after the Effective Date of the business or assets of a Third Party, whether by merger, asset purchase or otherwise, that includes any program(s) of the acquired Third Party that but for this Section 17.15.3, would violate Section 13.5 (Exclusivity) (each such program, a “Competing Program,” and such acquired business or assets, an “Acquired Business”), then, in either case ((a) or (b)), the Acquirer or Acquired Business, and any Affiliate of the Acquirer or Acquired Business that becomes an Affiliate of the acquired or acquiring Party as a result of such acquisition (but excluding the acquired Party), shall not be subject to the restrictions in Section 13.5 (Exclusivity) as to: (i) any such Competing Programs in existence prior to the closing date of such acquisition, or for the subsequent development and commercialization of such Competing Programs (including new products from any such Competing Programs), and (ii) any new programs after the closing date of such acquisition, or for the development and commercialization of any such new programs (and products therefrom); provided, however, that no Know-How or Patent Rights of the other Party are used by or on behalf of the Acquirer of the acquired Party  (or any Affiliate of such Acquirer) in more than a de minimis fashion in connection with such subsequent development and commercialization of any Competing Programs or new programs described in either clause (i) or (ii).

17.15.3.2.        In addition, notwithstanding Section 17.15.1 (Use of Affiliates) or anything to the contrary in this Agreement, in the event of an acquisition by a Party after the Effective Date of an Acquired Business that includes a Competing Program that is the lead development program (if such Acquired Business has no commercial products) or lead commercial  product (i.e. its product with the highest net sales) for such Acquired Business and its Affiliates, the acquiring Party (a) if Genzyme, shall elect, at [***]; or (b) if Voyager, [***].

17.16.     Binding Effect; No Third Party Beneficiaries.  As of the Effective Date, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and permitted assigns. Except as expressly set forth in this Agreement, no Person other than the Parties and their respective Affiliates and permitted assignees hereunder shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

17.17.     Counterparts.  The Agreement may be executed in two or more counterparts, including by facsimile or PDF signature pages, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

GENZYME CORPORATION		VOYAGER THERAPEUTICS, INC.

BY:	/s/ David Meeker	BY:	/s/ Steven Paul
NAME: David Meeker, M.D.		NAME: Steven Paul, M.D.
TITLE: President and Chief Executive Officer		TITLE: President and Chief Executive Officer

Signature page to Collaboration Agreement

Schedule 1.98

GENZYME HD SEQUENCES

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1.140

HUMAN POP STUDY REQUIREMENTS

(a) HD Collaboration Program:

1.              [***]

a.              [***]

b.              [***]

c.               [***]

i.                  [***]

ii.               [***]

iii.            [***]

(b) PD Collaboration Program:

1.              [***]

a.              [***]

b.              [***]

c.               [***]

(c) FA Collaboration Program:

1.              [***]

a.              [***]

b.              [***]

c.               [***]

i.                  [***]

ii.               [***]

iii.            [***]

(d) SMA Collaboration Program:

1.              [***]

a.              [***]

b.              [***]

c.               [***]

i.                  [***]

ii.               [***]

iii.            [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1.173

OPTION DATA PACKAGE

[***]

[***]

[***]

[***]

Schedule 1.175

OPTION EXERCISE NOTICE

Genzyme Corporation
500 Kendall Street
Cambridge, MA 02142

[                , 20  ]

Voyager Therapeutics, Inc.

75 Sidney Street
Cambridge, MA 02139

Attention: Chief Executive Officer

Dear Sir or Madam:

In accordance with Sections 3.3 (Exercise of an Option) and 3.5 (Antitrust Filings) of that certain Collaboration Agreement by and between Voyager Therapeutics, Inc. (“Voyager”) and Genzyme Corporation (“Genzyme”) executed as of February 11, 2015 (the “Agreement”), Genzyme hereby provides written notice exercising its Option, pursuant to the Agreement, with respect to the Agreement Program identified in Exhibit A attached hereto.  Capitalized terms used but not defined herein will have the meanings assigned to them in the Agreement.

Please acknowledge receipt of this Option Exercise Notice by countersigning this letter and returning it to me.  Failure to return the letter countersigned will not affect the effectiveness of this Option exercise by Genzyme.

Very truly yours,

GENZYME CORPORATION

By:
Name:
Title:

cc:                                Goodwin Proctor LLP

Exchange Place

55 State Street

Boston, MA 02109

Attn: Christopher J. Denn, Esq.

Accepted and agreed:

VOYAGER THERAPEUTICS

By:
Name:
Title:

Exhibit A

1.              Genzyme is exercising its Option with respect to the following Agreement Program:

☐ FA Agreement Program

☐ HD Agreement Program

☐ With Co-Co Option

☐ With Split Territory Program Option

☐ PD Agreement Program

☐ SMA Agreement Program

☐ Future Agreement Program

2.              Genzyme has determined that:

☐ a filing or notification under applicable Antitrust Laws is not necessary.

☐ a filing or notification must be made under applicable Antitrust Laws.

Summary of any such filing(s) or notification(s):

Schedule 1.205

REGENX AGREEMENT

Schedule 1.222

SERVICES AGREEMENT

Schedule 1.280

VOYAGER IN-LICENSES

•                  NIH Agreement

•                  ReGenX Agreement

•                  UMass Agreement

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1.284

VOYAGER PATENT RIGHTS

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

I.  Voyager Patent Filings

The Company is the sole owner and assignee of the following Patent Rights unless otherwise noted.

Voyager Ref	Status	Application No.	Filing Date/ Issue Date	Assignment Recordation Date; Reel/Frame	Named Inventors (Employee)	Application Title
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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

II. Voyager In License Intellectual Property

The Company has an exclusive license, with a right to sublicense, to the following Patent Rights.

University of Massachusetts IP

Voyager Ref	Status	Application No.	Filing Date/ Issue Date	Assignment Recordation Date; Reel/Frame	Named Inventors	Application Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]
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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Voyager Ref	Status	Application No.	Filing Date/ Issue Date	Assignment Recordation Date; Reel/Frame	Named Inventors	Application Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Voyager Ref	Status	Application No.	Filing Date/ Issue Date	Assignment Recordation Date; Reel/Frame	Named Inventors	Application Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

III. Voyager In License Intellectual Property

The Company has a non-exclusive license, with a conditional right to sublicense, to the following Patent Rights.

National Institutes of Health, U.S. Department of Health and Human Services IP

HHS Ref	Status	Application No.	Filing Date/ Issue Date	Assignment Recordation Date; Reel/Frame	Named Inventors	Application Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]
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Schedule 4.3.1-1

HD COLLABORATION R&D PLAN

Schedule 4.3.1-2

PD COLLABORATION R&D PLAN

Schedule 4.3.1-3

FA COLLABORATION R&D PLAN

Schedule 4.3.1-4

SMA COLLABORATION R&D PLAN

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 8.3

BASEBALL ARBITRATION

1.              The Parties shall select and agree upon a mutually acceptable independent Third Party expert who is neutral, disinterested and impartial, and has significant relevant experience in the development and commercialization of pharmaceutical products (the “Expert”).  If the Parties are unable to mutually agree upon an Expert within [***] following the delivery of notice by one Party to the other of a request for resolution under this Schedule 8.3, then upon request by either Party, the Expert shall be an arbitrator appointed by the American Arbitration Association (“AAA”).  The date on which such arbitrator is selected will be the “Arbitration Commencement Date.”  Each Party shall within [***] following the Arbitration Commencement Date prepare and deliver to both the Expert and the other Party its proposed terms to resolve the disputed matter (i.e., the terms of the Supply Agreement pursuant to Section 8.3 of the Agreement or the terms of the license agreement pursuant to Section 16.3.4 of the Agreement) and a memorandum (the “Supporting Memorandum”) in support thereof.  The Expert will also be provided with a copy of this Agreement.  Within [***] after receipt of the other Party’s Supporting Memorandum, each Party may submit to the Expert (with a copy to the other Party) a rebuttal to the other Party’s Supporting Memorandum (a “Rebuttal”), which may include a revision, marked to show changes, of either Party’s proposed terms.  Neither Party may have communications (either written or oral) with the Expert other than for the sole purpose of engaging the Expert or as expressly permitted in this Schedule 8.3.

2.              Within [***] after the Expert’s receipt of each Party’s Rebuttal (or the expiration of the period for the Parties to submit a Rebuttal, if earlier), the Expert will select, between the proposals provided by the Parties, the proposal that the Expert believes most accurately reflects an equitable result for Genzyme and Voyager (the “Selected Agreement”).  The Expert shall not have the authority to modify a proposal initially submitted by a Party.  The decision of the Expert shall be the sole, exclusive and binding remedy and the Selected Agreement shall become a binding and enforceable agreement between the Parties.

3.              The Expert will have reasonable discretion to request additional information, hold a hearing, and extend the time frame for reaching a decision regarding the dispute at issue to the extent they are not inconsistent with this Schedule 8.3.  The Expert’s fees and expenses will be paid by the Party whose proposal is not selected by the Expert.  Each Party will bear and pay its own expenses incurred in connection with any proceedings under this Schedule 8.3.

Schedule 10.3

PRESS RELEASE

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 11.3

SPECIFIC OBLIGATIONS UNDER THE NIH AGREEMENT

(Sections references are with respect to the NIH Agreement)

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Schedule 13.2

DISCLOSURE SCHEDULE

None.